UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21944
                                                    -----------

                      First Trust Exchange-Traded Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                     Date of fiscal year end: September 30
                                             --------------

                  Date of reporting period: September 30, 2014
                                           --------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:



FIRST TRUST

First Trust Exchange-Traded Fund II
---------------------------------------------------------------------


First Trust STOXX(R) European Select Dividend Index Fund (FDD)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)

First Trust Dow Jones Global Select Dividend Index Fund (FGD)

First Trust ISE Global Wind Energy Index Fund (FAN)

First Trust ISE Global Engineering and Construction
Index Fund (FLM)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure
Index Fund (GRID)

First Trust ISE Global Copper Index Fund (CU)

First Trust ISE Global Platinum Index Fund (PLTM)

First Trust BICK Index Fund (BICK)

First Trust NASDAQ CEA Smartphone Index Fund (FONE)

First Trust NASDAQ Global Auto Index Fund (CARZ)

First Trust ISE Cloud Computing Index Fund (SKYY)


----------------------
    Annual Report
  September 30, 2014
----------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

Shareholder Letter .......................................................................   2
Market Overview ..........................................................................   3
Fund Performance Overview
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................   4
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........   6
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................   8
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................  10
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............  12
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....  14
      First Trust ISE Global Copper Index Fund (CU) ......................................  16
      First Trust ISE Global Platinum Index Fund (PLTM) ..................................  18
      First Trust BICK Index Fund (BICK) .................................................  20
      First Trust NASDAQ CEA Smartphone Index Fund (FONE) ................................  22
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................  24
      First Trust ISE Cloud Computing Index Fund (SKYY) ..................................  26
Notes to Fund Performance Overview .......................................................  28
Understanding Your Fund Expenses .........................................................  29
Portfolio of Investments
      First Trust STOXX(R) European Select Dividend Index Fund (FDD) .....................  31
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR) ........  33
      First Trust Dow Jones Global Select Dividend Index Fund (FGD) ......................  38
      First Trust ISE Global Wind Energy Index Fund (FAN) ................................  41
      First Trust ISE Global Engineering and Construction Index Fund (FLM) ...............  43
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (GRID) ....  45
      First Trust ISE Global Copper Index Fund (CU) ......................................  47
      First Trust ISE Global Platinum Index Fund (PLTM) ..................................  48
      First Trust BICK Index Fund (BICK) .................................................  49
      First Trust NASDAQ CEA Smartphone Index Fund (FONE).................................  51
      First Trust NASDAQ Global Auto Index Fund (CARZ) ...................................  53
      First Trust ISE Cloud Computing Index Fund (SKYY) ..................................  55
Statements of Assets and Liabilities .....................................................  56
Statements of Operations .................................................................  60
Statements of Changes in Net Assets ......................................................  64
Financial Highlights .....................................................................  70
Notes to Financial Statements ............................................................  76
Report of Independent Registered Public Accounting Firm ..................................  87
Additional Information ...................................................................  88
Board of Trustees and Officers ...........................................................  96
Privacy Policy ...........................................................................  98

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund II (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               SEPTEMBER 30, 2014


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded Fund II. This report provides detailed information about the Funds that comprise the First Trust Exchange-Traded Fund II, including each Fund's performance review and financial statements for the past 12 months. I encourage you to read this document and discuss it with your financial advisor.

The U.S. has shown sustained growth over the 12 months covered by this report. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 19.73% during the period. While global markets have been more volatile due to several geopolitical events, the MSCI World ex U.S. Index returned 4.86% (in U.S. dollars) over the same period (Bloomberg). First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                                 ANNUAL REPORT
                               SEPTEMBER 30, 2014


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 20 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE GLOBAL ECONOMY

The International Monetary Fund ("IMF") is forecasting a real GDP global growth rate of 3.3% for 2014 and 3.8% for 2015. These projections, while positive, are below the 5.4% GDP global growth rate posted in 2010. The IMF is forecasting a 3.1% real GDP growth rate for the U.S. in 2015. The U.S. economy has grown at 2.1%, on average, in the current recovery (6/09-6/14), according to data from the Bureau of Economic Analysis. If the 3.1% growth rate estimate were to play out, it would represent close to a 50% increase in the rate of growth over the 2.1% average so far in the current recovery.

Geopolitical events over the past year have likely played a role in tempering the pace of global growth, in our opinion. The Russia/Ukraine conflict has been particularly sensitive in that Europe chose to side with Ukraine. As the conflict escalated, Europe and Russia voted to impose economic sanctions on one another, which potentially threatened the already weak recovery underway in Europe. The outbreak of the Ebola virus in Western Africa created tension over fears it could evolve into a global pandemic, which it fortunately has not done to date. The pro-democracy protests in Hong Kong, which began at the end of September 2014, are another situation to monitor. While serious, each of these challenges can be remedied over time, in our opinion.

Global real estate continued its recovery from the 2008 financial crisis. The FTSE EPRA/NAREIT Global Real Estate Index plunged 72.5% from peak-to-trough during the crisis, according to Bloomberg. Since then, the index posted the following total returns (USD): +41.25% (2009); +20.03% (2010); -8.14% (2011);
+29.85% (2012); +2.24% (2013); and +7.18% (YTD thru 9/30/14), according to
REIT.com. As of 9/30/14, the index stood just 6.88% below its 10-year high. As we noted a year ago, we believe higher real estate valuations may help validate the global economic recovery. Investors funneled a net $3.8 billion into Global Real Estate funds and ETFs in the 12-month period ended 9/30/14, according to Morningstar.

GLOBAL MARKETS

Investors poured a net $191.8 billion into International Equity funds (open-end funds and ETFs) in the 12-month period ended 9/30/14, compared to net inflows of $68.3 billion for U.S. Equity funds, according to Morningstar. Sentiment favored passive funds over actively managed funds. Of the combined $260.1 billion invested in equity funds and ETFs over the past year, $230.4 billion went into passive funds, or 88.5% of the total.

The MSCI World ex U.S. Index and MSCI Emerging Markets Index were up 4.86% (USD) and 4.30% (USD), respectively, for the 12-month period ended 9/30/14. The S&P 500(R) Index posted a total return of 19.73% for the 12-month period ended 9/30/14. The U.S. dollar was up 7.12% against a basket of major currencies over the past year, as measured by the U.S. Dollar Index (DXY). The U.S. dollar experienced a 7.73% move to the upside in Q3 2014, accounting for all of the upside over the past 12 months.

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

First Trust STOXX(R) European Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the STOXX(R) Europe Select Dividend 30 Index (the "STOXX Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FDD." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the STOXX Index or in depositary receipts that may include American Depositary Receipts, Global Depositary Receipts, European Depositary Receipts or other depositary receipts (collectively, the "Depositary Receipts") representing securities in the STOXX Index.

The STOXX Index consists of 30 high dividend-yielding securities selected from the STOXX(R) Europe 600 Index, including secondary lines of those companies (where there are multiple lines of equity capital in a company), which covers 18 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. In addition, a company must have a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less. The STOXX Index is compiled and maintained by STOXX Limited.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years     Inception        5 Years     Inception
                                                            Ended       Ended      (8/27/07)         Ended      (8/27/07)
                                                           9/30/14     9/30/14     to 9/30/14       9/30/14     to 9/30/14

FUND PERFORMANCE
 NAV                                                        8.68%       4.16%        -6.20%         22.58%       -36.47%
 Market Price                                               8.07%       4.10%        -6.21%         22.25%       -36.54%

INDEX PERFORMANCE
 STOXX(R) Europe Select Dividend 30 Index                   9.02%       4.58%        -5.69%         25.09%       -34.02%
 STOXX(R) Europe 600 Index                                  5.94%       7.20%         0.82%         41.57%         5.95%
 MSCI Europe Index                                          5.82%       6.90%         0.58%         39.59%         4.16%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 8.68% during the 12-month period covered by this report. During the same period, the benchmark MSCI Europe Index generated a return of 5.82%. European stocks performed well during the reporting period with the Fund and the benchmark having double-digit positive returns in local currency. USD-denominated returns were tempered because the dollar strengthened versus most European currencies. The Fund's holdings in the Telecommunication Services sector had particularly strong performance with a 33.6% USD return during the reporting period. Belgacom S.A., Orange S.A., and Swisscom AG were the Fund's three holdings from the sector and the companies had USD returns of 41.2%, 29.0%, and 23.2%, respectively. The Telecommunication Services sector contributed 3.6% to the Fund's total return while having an average weight in the Fund of only 12.0%. The Financials sector contributed an additional 2.5% to the Fund's return. The Fund's holdings in the sector had a USD return of 8.4% and an average weight in the Fund of 45.6%. Seadrill Ltd. was the largest detractor from the Fund's return. The company had a USD return of -21.8% and contributed -1.4% to the Fund's total return.

------------
The STOXX(R) Europe Select Dividend 30 Index and the trademark used in the index name are the intellectual property of STOXX Limited, Zurich, Switzerland. The index is used under license from STOXX Limited. The Fund is in no way sponsored, endorsed, sold or promoted by STOXX and/or its licensors and neither STOXX Limited nor its licensors shall have any liability with respect thereto.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   41.02%
Utilities                                    15.10
Telecommunication Services                   11.98
Energy                                       11.59
Industrials                                   6.74
Health Care                                   5.92
Consumer Staples                              5.72
Consumer Discretionary                        1.93
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Belgacom S.A.                                 6.08%
Seadrill Ltd.                                 5.65
Banco Santander S.A.                          5.53
SSE PLC                                       4.56
Zurich Insurance Group AG                     4.40
BAE Systems PLC                               4.06
E. ON SE                                      4.05
Orange S.A.                                   4.02
Catlin Group Ltd.                             4.00
Amlin PLC                                     3.64
                                            -------
      Total                                  45.99%
                                            =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       AUGUST 27, 2007 - SEPTEMBER 30, 2014

           First Trust STOXX(R) European     STOXX(R) Europe Select     STOXX(R) Europe     MSCI Europe
           Select Dividend Index Fund        Dividend 30 Index          600 Index           Index
           -----------------------------     ----------------------     ---------------     -----------
8/27/07    $10,000                           $10,000                    $10,000             $10,000
9/30/07     10,323                            10,304                     10,622              10,636
3/31/08      8,841                             9,039                      9,670               9,675
9/30/08      5,562                             5,539                      7,333               7,347
3/31/09      3,201                             3,263                      4,836               4,846
9/30/09      5,182                             5,275                      7,484               7,462
3/31/10      5,053                             5,178                      7,600               7,565
9/30/10      5,133                             5,271                      7,697               7,658
3/31/11      5,682                             5,844                      8,574               8,520
9/30/11      4,789                             4,959                      6,786               6,754
3/31/12      5,151                             5,305                      7,927               7,877
9/30/12      5,159                             5,319                      7,987               7,923
3/31/13      5,154                             5,322                      8,807               8,707
9/30/13      5,845                             6,054                     10,001               9,843
3/31/14      6,539                             6,783                     11,066              10,842
9/30/14      6,353                             6,600                     10,596              10,416

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2009 through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                       0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD         0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
10/1/09 - 9/30/10        49          28         14        11            57         46          36        11
10/1/10 - 9/30/11        79          70          5         0            67         28           3         1
10/1/11 - 9/30/12        85          80         24         2            44         16           0         0
10/1/12 - 9/30/13       103         130          5         0            12          0           0         0
10/1/13 - 9/30/14       150          81          3         0            16          1           0         1

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the FTSE EPRA/NAREIT Developed Index (the "FTSE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FFR." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the FTSE Index or in Depositary Receipts representing securities in the FTSE Index.

The FTSE Index is compiled and maintained by FTSE International Limited. The FTSE Index is modified market cap weighted based on free float market capitalization and tracks the performance of listed real estate companies or real estate investment trusts ("REITs") in the FTSE EPRA/NAREIT North America Series, the FTSE EPRA/NAREIT Europe Series and the FTSE EPRA/NAREIT Asia Series.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years     Inception        5 Years     Inception
                                                            Ended       Ended      (8/27/07)         Ended       8/27/07)
                                                           9/30/14     9/30/14     to 9/30/14       9/30/14     to 9/30/14

FUND PERFORMANCE
 NAV                                                        5.86%      10.35%        0.87%          63.62%         6.36%
 Market Price                                               6.03%      10.19%        0.89%          62.45%         6.52%

INDEX PERFORMANCE
 FTSE EPRA/NAREIT Developed Index                           6.71%      11.26%        1.77%          70.48%        13.28%
 S&P Global REIT Index                                      9.71%      12.11%        1.71%          77.10%        12.77%
 MSCI World REIT Index                                     10.08%      11.75%        0.83%          74.26%         6.05%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 5.86% during the 12-month period covered by this report. During the same period, the benchmark S&P Global REIT Index generated a return of 9.71%. Most of the Fund's positive performance came from its 48.3% average weight in U.S. REITs. The Fund's domestic holdings returned 13.2% during the year resulting in a contribution to the Fund's total return of 6.3%. Simon Property Group, Inc., the largest U.S. REIT in the Fund, had a return of 21.7% and contributed 0.9% to the Fund's total return. The Fund's exposure to Japanese REITs was the largest drag on performance. The Fund's Japanese holdings had a tepid -1.8% local return, but the weak Yen relative to the US dollar caused the USD return to plummet to -12.1%. In total, Japanese REITs detracted -1.9% from the Fund's return. Japan was also the source of most of the Fund's underperformance. Relative to the benchmark, the Fund was overweight the weak-performing country, 13.4% versus 7.6%, and the Fund underperformed within the country -12.1% versus -1.9%.

------------
The FTSE EPRA/NAREIT Developed Index is calculated by FTSE International Limited ("FTSE"). FTSE does not sponsor, endorse or promote the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. All copyright in the index values and constituent list vests in FTSE and/or its licensors. First Trust and the Fund have obtained full license from FTSE to use such copyright in the creation of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. "FTSE(R)", "FT-SE(R)" and "Footsie(R)" are trademarks jointly owned by the London Stock Exchange Plc and the Financial Times Limited and are used by FTSE under license. "NAREIT(R)" is the trademark of the National Association of Real Estate Investment Trusts and "EPRA(R)" is the trademark of the European Public Real Estate Association and are used by FTSE under license.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   99.94%
Health Care                                   0.06
                                            -------
      Total                                 100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Simon Property Group, Inc.                    4.44%
Mitsui Fudosan Co., Ltd.                      2.54
Mitsubishi Estate Co., Ltd.                   2.48
Unibail-Rodamco SE                            2.18
Public Storage                                2.09
Equity Residential                            1.91
Sun Hung Kai Properties Ltd.                  1.90
Health Care REIT, Inc.                        1.67
Prologis, Inc.                                1.63
AvalonBay Communities, Inc.                   1.61
                                            -------
      Total                                  22.45%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      AUGUST 27, 2007 - SEPTEMBER 30, 2014

            First Trust FTSE EPRA/ NAREIT Developed    FTSE EPRA/NAREIT     S&P Global     MSCI World
            Markets Real Estate Index Fund             Developed Index      REIT Index     REIT Index
            --------------------------------------     ----------------     ----------     ----------
8/27/07      $10,000                                    $10,000              $10,000        $10,000
9/30/07       10,686                                     10,693               10,581         10,656
3/31/08        9,012                                      9,057                9,112          9,061
9/30/08        7,443                                      7,420                7,905          7,901
3/31/09        3,849                                      3,909                3,762          3,678
9/30/09        6,500                                      6,645                6,368          6,086
3/31/10        7,022                                      7,212                6,985          6,578
9/30/10        7,636                                      7,868                7,608          7,124
3/31/11        8,314                                      8,606                8,557          8,108
9/30/11        7,012                                      7,327                7,481          7,136
3/31/12        8,517                                      8,881                9,051          8,602
9/30/12        9,131                                      9,568                9,636          9,248
3/31/13       10,251                                     10,768               10,771         10,122
9/30/13       10,046                                     10,616               10,281          9,634
3/31/14       10,356                                     10,989               10,892         10,127
9/30/14       10,635                                     11,329               11,278         10,606


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2009 through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to


                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                       0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD         0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
10/1/09 - 9/30/10       109          64         14         9            32         22           2         0
10/1/10 - 9/30/11       154          31          1         0            57         10           0         0
10/1/11 - 9/30/12       123          21          0         0           104          3           0         0
10/1/12 - 9/30/13       162          30          0         0            55          1           2         0
10/1/13 - 9/30/14       158          21          0         0            70          3           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

First Trust Dow Jones Global Select Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index(SM) (the "Select Dividend Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FGD." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Select Dividend Index or in Depositary Receipts representing securities in the Select Dividend Index.

The Select Dividend Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World Index(SM). Indicated annual dividend yield is a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years     Inception        5 Years     Inception
                                                            Ended       Ended      (11/21/07)        Ended      (11/21/07)
                                                           9/30/14     9/30/14     to 9/30/14       9/30/14     to 9/30/14

FUND PERFORMANCE
 NAV                                                        8.56%       9.66%        3.26%          58.56%        24.58%
 Market Price                                               7.92%       9.55%        3.19%          57.77%        24.04%

INDEX PERFORMANCE
 Dow Jones Global Select Dividend Index(SM)                 8.66%       9.77%        3.42%          59.36%        25.94%
 Dow Jones World Developed Markets Index(SM)               11.98%      11.32%        4.22%          70.95%        32.77%
 MSCI World Index                                          12.20%      10.86%        3.65%          67.47%        27.88%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 8.56% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 12.20%. The top contributing countries to the Fund's return were the United States and the United Kingdom. These were also the countries with the strongest currencies. The Fund's U.S. holdings comprised an average of 17.3% of the Fund's weight and returned 19.7%, resulting in a contribution of 3.0% to the Fund's return. The Fund's U.K. holdings had an average weight of 12.6% and returned 11.4% in USD terms, resulting in a 1.4% contribution to return. An important component of the U.K. holdings' return was that the pound stayed relatively flat versus the dollar. Most other world currencies weakened relative to the dollar which decreased USD returns across most of the Fund's global holdings. Relative to the benchmark, almost all of the Fund's underperformance was caused by being underweight the U.S. -17.3% versus 54.5% (average weight). Not only did the U.S. have strong returns in general, but also the benchmark had less exposure to global currencies. In total, currency exposure impacted the Fund's return by -4.4% and the benchmark's return by -2.7%.

------------
Dow Jones and Dow Jones Global Select Dividend Index(SM) are trademarks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust and the Fund. The Fund, based on the Dow Jones Global Select Dividend Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of trading or investing in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Telecommunication Services                   19.26%
Utilities                                    18.57
Financials                                   15.64
Industrials                                  14.22
Energy                                       10.96
Consumer Discretionary                        7.68
Health Care                                   4.05
Consumer Staples                              3.98
Materials                                     3.54
Information Technology                        2.10
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
ProSiebenSat.1 Media AG                       2.45%
Belgacom S.A.                                 2.12
Spark New Zealand Ltd.                        1.93
Orange S.A.                                   1.72
Lancashire Holdings Ltd.                      1.66
GDF Suez                                      1.60
Ladbrokes PLC                                 1.52
PCCW Ltd.                                     1.51
CenturyLink, Inc.                             1.51
EDP-Energias de Portugal S.A.                 1.44
                                            -------
     Total                                   17.46%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     NOVEMBER 21, 2007 - SEPTEMBER 30, 2014

            First Trust Dow Jones Global     Dow Jones Global Select     Dow Jones World Developed     MSCI World
            Select Dividend Index Fund       Dividend Index(SM)          Markets Index(SM)             Index
            ----------------------------     -----------------------     -------------------------     ----------
11/21/07     $10,000                           $10,000                     $10,000                      $10,000
3/31/08        9,345                             9,397                       9,379                        9,378
9/30/08        7,028                             6,951                       7,816                        7,815
3/31/09        4,375                             4,397                       5,416                        5,385
9/30/09        7,857                             7,903                       7,765                        7,636
3/31/10        8,160                             8,231                       8,381                        8,204
9/30/10        8,669                             8,742                       8,372                        8,152
3/31/11        9,654                             9,748                       9,611                        9,308
9/30/11        8,533                             8,669                       8,023                        7,798
3/31/12        9,652                             9,719                       9,642                        9,360
9/30/12       10,033                            10,121                       9,761                        9,482
3/31/13       10,553                            10,640                      10,854                       10,470
9/30/13       11,477                            11,491                      11,854                       11,398
3/31/14       12,619                            12,761                      12,996                       12,465
9/30/14       12,459                            12,594                      13,274                       12,788


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2009 through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                       0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD         0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
10/1/09 - 9/30/10       129          53          8         3            47         11           1         0
10/1/10 - 9/30/11       109          82          1         0            52          7           2         0
10/1/11 - 9/30/12       160          51          0         0            35          5           0         0
10/1/12 - 9/30/13       195          23          0         0            32          0           0         0
10/1/13 - 9/30/14       219          16          0         0            17          0           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

First Trust ISE Global Wind Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Wind Energy(TM) Index (the "ISE Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FAN." The Fund will normally invest at least 90% of its net assets (plus any borrowings for investment purposes) in common stocks that comprise the ISE Index or in Depositary Receipts representing securities in the ISE Index.

The ISE Index was developed and is owned by the International Securities Exchange, LLC(R), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the ISE Index. The ISE Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry based on analysis of the products and services offered by those companies.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years     Inception        5 Years     Inception
                                                            Ended       Ended      (6/16/08)         Ended      (6/16/08)
                                                           9/30/14     9/30/14     to 9/30/14       9/30/14     to 9/30/14
FUND PERFORMANCE
 NAV                                                       12.17%      -5.33%       -13.04%         -23.95%      -58.47%
 Market Price                                              11.27%      -5.36%       -13.11%         -24.09%      -58.67%

INDEX PERFORMANCE
 ISE Global Wind Energy(TM) Index                          12.85%      -4.54%       -12.33%         -20.72%      -56.30%
 Russell 3000(R) Index                                     17.76%      15.78%         8.50%         108.02%       67.08%
 MSCI World Index                                          12.20%      10.86%         4.58%          67.47%       32.56%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 12.17% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 12.20%. The wind energy sector saw increased profitability, partially driven by cost-cutting measures by turbine producers during the reporting period. Turbine producers Gamesa Corp and Vestas Wind Systems had strong local returns of 35.4% and 65.6%, respectively. Some European countries had particularly strong returns from wind energy companies due to geopolitical concerns about the reliance on imports of natural gas from Russia. The Fund's holdings from Portugal, Spain, and Italy had local returns of 42.5%, 42.0%, and 29.8%, respectively. Currency movements were a detractor from the Fund's return as the dollar strengthened versus the euro. In total, currency movements decreased the Fund's return by -5.0%.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Wind Energy(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Wind Energy(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                    54.44%
Industrials                                  40.12
Energy                                        4.02
Materials                                     0.75
Consumer Discretionary                        0.67
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Iberdrola S.A.                                8.35%
China Longyuan Power Group Corp.,
   Class H                                    7.27
EDP Renovaveis S.A.                           6.61
Vestas Wind Systems A/S                       6.35
Gamesa Corp. Tecnologica S.A.                 6.04
Nordex SE                                     5.71
China WindPower Group Ltd.                    4.48
Greentech Energy Systems A/S                  4.10
PNE Wind AG                                   4.02
Infigen Energy                                3.15
                                            -------
     Total                                   56.08%
                                            =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     JUNE 16, 2008 - SEPTEMBER 30, 2014

            First Trust ISE Global          ISE Global Wind      Russell 3000(R)     MSCI World
            Wind Energy Index Fund          Energy(TM) Index     Index               Index
            ---------------------------     ----------------     ---------------     ----------
6/16/08      $10,000                         $10,000              $10,000             $10,000
9/30/08        6,370                           6,314                8,583               8,101
3/31/09        3,502                           3,515                5,912               5,582
9/30/09        5,461                           5,512                8,032               7,916
3/31/10        4,574                           4,646                9,011               8,505
9/30/10        3,544                           3,626                8,912               8,451
3/31/11        4,061                           4,162               10,579               9,649
9/30/11        2,819                           2,917                8,961               8,083
3/31/12        2,736                           2,827               11,340               9,702
9/30/12        2,364                           2,458               11,667               9,828
3/31/13        2,713                           2,821               12,991              10,852
9/30/13        3,703                           3,872               14,187              11,814
3/31/14        4,313                           4,528               15,929              12,920
9/30/14        4,154                           4,370               16,706              13,255


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2009 through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                       0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD         0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
10/1/09 - 9/30/10        77          18          1         0           108         41           7         0
10/1/10 - 9/30/11        69          20          0         0           106         48          10         0
10/1/11 - 9/30/12        12           1          0         0            78        135          25         0
10/1/12 - 9/30/13        39          23          2         0           126         57           3         0
10/1/13 - 9/30/14       123          31          0         0            83         15           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

First Trust ISE Global Engineering and Construction Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the ISE Global Engineering and Construction(TM) Index (the "Index"). The shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol "FLM." The Fund will normally invest in at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by the International Securities Exchange, LLC(R), in consultation with Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., which calculates and maintains the Index. The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                 CUMULATIVE
                                                                           TOTAL RETURNS                TOTAL RETURNS
                                                           1 Year      5 Years     Inception        5 Years     Inception
                                                            Ended       Ended      (10/13/08)        Ended      (10/13/08)
                                                           9/30/14     9/30/14     to 9/30/14       9/30/14     to 9/30/14
FUND PERFORMANCE
 NAV                                                        2.06%       5.68%        9.99%           31.82%        76.42%
 Market Price                                               1.80%       5.60%        9.93%           31.32%        75.93%

INDEX PERFORMANCE
ISE Global Engineering and
   Construction(TM) Index                                   2.92%       6.73%        11.88%          38.52%        95.35%
Russell 3000(R) Index                                      17.76%       5.78%        14.77%         108.02%       127.47%
MSCI World Industrials Index                                8.17%      12.17%        12.74%          77.59%       104.47%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 2.06% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Industrials Index generated a return of 8.17%. Despite the Japanese yen decreasing almost 11% versus the dollar, Japan remained a bright spot in the Fund. In fact, Japan led all countries in the Fund with a 2.8% contribution to the Fund's return. Much of the contribution was due to the country's large average Fund weight of 24.0%, but performance was still strong with the Fund receiving performance of 27.4% in local terms and 13.9% in USD terms. Shimizu Corp. was a leading performer with a local return of 82.5%. The benchmark's Japanese holdings only returned 17.1% locally and 4.7% in USD terms. The Fund's domestic holdings caused the Fund to lag its benchmark. Though the broad domestic Industrials sector had solid returns during the reporting period, the selection of U.S. holdings in the Fund returned -2.9% due to the performance of companies such as McDermott International, Inc. (-23.0%) and KBR, Inc. (-41.6%). The U.S. holdings in the benchmark returned 15.1%. Moreover, the benchmark was overweight domestic holdings with a 50.4% average weight in the U.S. In total, U.S. companies caused -5.4% of Fund underperformance relative to the benchmark.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Engineering and Construction(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Engineering and Construction(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  92.83%
Energy                                        7.17
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
AECOM Technology Corp.                        3.47%
China Railway Group Ltd., Class H             3.07
Arcadis N.V.                                  3.03
WS Atkins PLC                                 2.99
Koninklijke Boskalis Westminster N.V.         2.95
China Communications Construction Co.,
   Ltd., Class H                              2.92
ACS Actividades de Construccion y
   Servicios S.A.                             2.88
AMEC PLC                                      2.77
Dycom Industries, Inc.                        2.61
COMSYS Holdings Corp.                         2.56
                                            -------
     Total                                   29.25%
                                            =======


                                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                               OCTOBER 13, 2008 - SEPTEMBER 30, 2014

            First Trust ISE Global Engineering     ISE Global Engineering and     Russell 3000(R)     MSCI World
            and Construction Index Fund            Construction(TM) Index         Index               Industrials Index
            ----------------------------------     --------------------------     ---------------     -----------------
10/13/08     $10,000                                $10,000                        $10,000             $10,000
3/31/09        8,987                                  9,388                          8,048               7,741
9/30/09       13,384                                 14,103                         10,935              11,514
3/31/10       13,471                                 14,263                         12,268              12,962
9/30/10       13,522                                 14,368                         12,133              13,181
3/31/11       16,744                                 17,882                         14,403              15,709
9/30/11       11,724                                 12,719                         12,200              12,195
3/31/12       14,306                                 15,435                         15,439              15,069
9/30/12       13,826                                 15,022                         15,884              14,746
3/31/13       15,249                                 16,595                         17,687              16,942
9/30/13       17,288                                 18,979                         19,315              18,901
3/31/14       18,939                                 20,875                         21,687              20,608
9/30/14       17,644                                 19,533                         22,745              20,445


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period October 1, 2009 through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
10/1/09 - 9/30/10        112          28          2         0            88         18           4         0
10/1/10 - 9/30/11        131          12          1         0            89         20           0         0
10/1/11 - 9/30/12         90           2          0         0           145         14           0         0
10/1/12 - 9/30/13         54           1          0         0           182         13           0         0
10/1/13 - 9/30/14        109           0          0         0           136          7           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "GRID." The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. Clean Edge, Inc. provides a list of companies to be included in the Index to The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), which then compiles the Index.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL             CUMULATIVE
                                                                                TOTAL RETURNS            TOTAL RETURNS
                                                           1 Year Ended      Inception (11/16/09)     Inception (11/16/09)
                                                             9/30/14              to 9/30/14               to 9/30/14

FUND PERFORMANCE
 NAV                                                          6.19%                 4.52%                    24.00%
 Market Price                                                 6.39%                 4.46%                    23.66%

INDEX PERFORMANCE
 NASDAQ OMX(R) Clean Edge(R) Smart Grid Infrastructure
    Index(SM)                                                 7.02%                 5.42%                    29.32%
 Russell 3000(R) Index                                       17.76%                15.17%                    98.97%
 S&P 1500 Industrials Index                                  15.27%                16.57%                   111.00%
 MSCI World Industrials Index                                 8.17%                11.59%                    70.58%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.19% during the 12-month period covered by this report. During the same period, the benchmark S&P 1500 Industrials Index generated a return of 15.27%. It was a very mixed reporting period for the companies in the Fund. Performances ranged from Enphase Energy, Inc. and NGK Insulators Ltd.'s returns of 84.2% and 58.7%, respectively in USD terms, to the returns of American Superconductor Corp. (-39.7% USD) and General Cable Corp. (-51.2% USD). The Electrical Equipment industry was the primary drag on the Fund's performance. The Fund's holdings in the industry returned -9.8% and caused -8.7% of Fund underperformance relative to the benchmark. The leading causes were the previously mentioned General Cable Corp. which contributed -2.8% to the Fund's return and Prysmian S.p.A. which returned -22.5% in USD terms and contributed -1.1% to the Fund's return. Further hampering the Fund was the fact that the Fund was extremely overweight in the industry relative to the benchmark (34.0% versus 6.3% average weight).

------------
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The Nasdaq OMX Group, Inc. ("Nasdaq(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Index and Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  57.20%
Information Technology                       20.23
Utilities                                    18.64
Consumer Discretionary                        3.93
                                            -------
     Total                                  100.00%
                                            =======

-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Red Electrica Corp. S.A.                      8.61%
Quanta Services, Inc.                         8.38
ABB Ltd.                                      8.31
ITC Holdings Corp.                            8.01
Schneider Electric SE                         7.61
ESCO Technologies, Inc.                       4.06
Advanced Energy Industries, Inc.              3.97
Badger Meter, Inc.                            3.94
Itron, Inc.                                   3.91
Prysmian S.p.A.                               3.83
                                            -------
     Total                                   60.63%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     NOVEMBER 16, 2009 - SEPTEMBER 30, 2014

            First Trust NASDAQ(R)         NASDAQ OMX(R)                   Russell     S&P 1500        MSCI World
            Clean Edge(R) Smart Grid      Clean Edge(R) Smart Grid        3000(R)     Industrials     Industrials
            Infrastructure Index Fund     Infrastructure Index(SM)        Index       Index           Index
            -------------------------     ---------------------------     -------     -----------     -----------
11/16/09     $10,000                       $10,000                         $10,000     $10,000         $10,000
3/31/10       10,257                        10,297                          10,731      11,205          10,814
9/30/10       10,154                        10,236                          10,614      11,249          10,997
3/31/11       11,775                        11,912                          12,600      13,832          13,106
9/30/11        8,161                         8,341                          10,672      10,743          10,174
3/31/12        9,553                         9,741                          13,505      14,081          12,572
9/30/12        9,860                        10,103                          13,895      14,004          12,302
3/31/13       10,996                        11,314                          15,472      16,373          14,134
9/30/13       11,678                        12,082                          16,896      18,307          15,769
3/31/14       13,450                        13,973                          18,971      20,766          17,193
9/30/14       12,401                        12,931                          19,897      21,102          17,057


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 17, 2009 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
11/17/09 - 9/30/10       146           5          4         1            57          4           1         1
10/1/10 - 9/30/11         54           3          0         0           182         14           0         0
10/1/11 - 9/30/12         22           7          0         1           187         34           0         0
10/1/12 - 9/30/13         26          17          0         0           154         53           0         0
10/1/13 - 9/30/14        186          15          0         0            44          7           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

First Trust ISE Global Copper Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Copper(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "CU." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC(R). The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in the copper mining business based on analysis of revenue derived from the sale of copper. Issuers of component securities must be actively engaged in some aspect of the copper mining business such as copper mining, refining or exploration.

---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
                                                                                  AVERAGE ANNUAL            CUMULATIVE
                                                                                   TOTAL RETURNS           TOTAL RETURNS
                                                               1 Year Ended     Inception (3/11/10)     Inception (3/11/10)
                                                                 9/30/14            to 9/30/14              to 9/30/14

FUND PERFORMANCE
 NAV                                                              -2.38%              -5.06%                  -21.05%
 Market Price                                                     -2.34%              -5.11%                  -21.26%

INDEX PERFORMANCE
 ISE Global Copper(TM) Index                                      -1.53%              -3.94%                  -16.75%
 MSCI All Country World Materials Index                            2.01%               0.67%                    3.09%
 MSCI All Country World Index                                     11.32%               9.67%                   52.31%
---------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -2.38% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 2.01%. Copper prices spent most of the year in negative territory in terms of percentage return, but decreasing supplies helped boost the performance of the Fund in the second half of the reporting period. At the Fund's peak during the period, it appreciated 18.9%. However, during the last quarter of the reporting period, copper prices and copper mining stocks took a hit due to increasing copper supplies and fears of decreasing demand in China, the world's largest copper importer. Relative to the benchmark, the Fund underperformed due to being heavily concentrated in metals and mining stocks, where the benchmark has more diverse materials exposure.

"International Securities Exchange(R)", "ISE(R)" and "ISE Global Copper(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Copper(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                   100.00%
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Freeport-McMoRan, Inc.                        7.81%
Antofagasta PLC                               7.72
Rio Tinto PLC, ADR                            7.70
Southern Copper Corp.                         7.60
First Quantum Minerals Ltd.                   7.25
Lundin Mining Corp.                           5.82
Jiangxi Copper Co., Ltd., Class H             4.99
KGHM Polska Miedz S.A.                        4.99
MMC Norilsk Nickel OJSC, ADR                  4.89
Turquoise Hill Resources Ltd.                 4.87
                                            -------
     Total                                   63.64%
                                            =======


                                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                           MARCH 11, 2010 - SEPTEMBER 30, 2014

            First Trust ISE Global Copper     ISE Global           MSCI All Country          MSCI All Country
            Index Fund                        Copper(TM) Index     World Materials Index     World Index
            -----------------------------     ----------------     ---------------------     -----------------
3/11/10      $10,000                            $10,000             $10,000                   $10,000
3/31/10       10,297                             10,337              10,291                    10,172
9/30/10       11,208                             11,329              10,440                    10,220
3/31/11       14,567                             14,768              12,429                    11,604
9/30/11        8,910                              9,156               9,096                     9,606
3/31/12       10,984                             11,290              10,529                    11,519
9/30/12       10,141                             10,521              10,066                    11,621
3/31/13        9,256                              9,630              10,081                    12,731
9/30/13        8,087                              8,454              10,105                    13,683
3/31/14        8,027                              8,420              10,600                    14,841
9/30/14        7,893                              8,324              10,309                    15,230


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
3/12/10 - 9/30/10         71          43          7         0            18          1           1         0
10/1/10 - 9/30/11        101          62          1         1            55         29           4         0
10/1/11 - 9/30/12         57          23          4         1           126         40           0         0
10/1/12 - 9/30/13        100          25          1         0           100         23           0         1
10/1/13 - 9/30/14         82           7          0         0           135         25           3         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

First Trust ISE Global Platinum Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Global Platinum(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "PLTM." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC(R). The Index is designed to provide a benchmark for investors interested in tracking public companies that are active in platinum group metals ("PGM") mining based on revenue analysis of those companies. PGMs collectively refer to six elements, platinum, palladium, osmium, iridium, ruthenium and rhodium, which have similar physical and chemical properties and tend to occur together in the same mineral deposits. Issuers of component securities must be actively engaged in some aspect of PGM mining such as mining, refining or exploration.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL            CUMULATIVE
                                                                               TOTAL RETURNS           TOTAL RETURNS
                                                           1 Year Ended     Inception (3/11/10)     Inception (3/11/10)
                                                             9/30/14            to 9/30/14              to 9/30/14
FUND PERFORMANCE
 NAV                                                         -10.64%              -18.56%                 -60.76%
 Market Price                                                -10.56%              -18.55%                 -60.73%

INDEX PERFORMANCE
 ISE Global Platinum(TM) Index                                -8.98%              -17.63%                 -58.68%
 MSCI All Country World Index                                 11.32%                9.67%                  52.31%
 MSCI All Country World Materials Index                        2.01%                0.67%                   3.09%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -10.64% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Materials Index generated a return of 2.01%. South Africa is the most represented country in the Fund with stocks from the country comprising 32.4% of the Fund's average weight. Labor strikes and regulatory uncertainty in South Africa were a large drag on the performance of mining stocks from the country. For the reporting period, the Fund's South African holdings had a local return of -14.8% and a USD return of -24.2%, causing a contribution of -7.3% to the Fund's total return. An additional headwind came from platinum prices falling. During the last quarter of the reporting period, the S&P GSCI Platinum Index fell -12.4%. Relative to the benchmark, the Fund underperformed due to being heavily concentrated in metals and mining stocks, where the benchmark has more diverse materials exposure.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Global Platinum(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Global Platinum(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                    95.69%
Information Technology                        4.31
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
MMC Norilsk Nickel OJSC, ADR                 10.16%
Impala Platinum Holdings Ltd.                 9.81
Johnson Matthey PLC                           9.80
Stillwater Mining Co.                         9.42
Wesizwe Platinum Ltd.                         5.66
Lonmin PLC                                    5.10
Platinum Group Metals Ltd.                    4.86
Xinjiang Xinxin Mining Industry Co., Ltd.,
   Class H                                    4.79
MMG Ltd.                                      4.73
Royal Bafokeng Platinum Ltd.                  4.66
                                            -------
     Total                                   68.99%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      MARCH 11, 2010 - SEPTEMBER 30, 2014

            First Trust ISE Global     ISE Global             MSCI All Country     MSCI All Country
            Platinum Index Fund        Platinum(TM) Index     World Index          World Materials Index
            ----------------------     ------------------     ----------------     ---------------------
3/11/10      $10,000                    $10,000                $10,000              $10,000
3/31/10       10,337                     10,383                 10,172               10,291
9/30/10        9,794                      9,934                 10,220               10,440
3/31/11       10,930                     11,082                 11,604               12,429
9/30/11        6,416                      6,555                  9,606                9,096
3/31/12        6,576                      6,680                 11,519               10,529
9/30/12        4,871                      4,997                 11,621               10,066
3/31/13        4,667                      4,796                 12,731               10,081
9/30/13        4,392                      4,539                 13,683               10,105
3/31/14        4,363                      4,554                 14,841               10,600
9/30/14        3,924                      4,131                 15,230               10,309


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period March 12, 2010 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                       0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD         0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
3/12/10 - 9/30/10        80          43          3         1            14          0           0         0
10/1/10 - 9/30/11        77          66         17         0            52         37           4         0
10/1/11 - 9/30/12        67          41         20         1            71         45           5         1
10/1/12 - 9/30/13        74          57         14         0            71         32           2         0
10/1/13 - 9/30/14       103          36          9         0            56         35          12         1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK)

The First Trust BICK Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE BICK(TM) (Brazil, India, China, South Korea) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "BICK." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in securities that comprise the Index or in Depositary Receipts representing securities in the Index.

The Index is developed and owned by International Securities Exchange, LLC(R). The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors.


--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL            CUMULATIVE
                                                                                  TOTAL RETURNS           TOTAL RETURNS
                                                              1 Year Ended     Inception (4/12/10)     Inception (4/12/10)
                                                                9/30/14            to 9/30/14              to 9/30/14
FUND PERFORMANCE
 NAV                                                             7.92%               -2.21%                  -9.50%
 Market Price                                                    8.24%               -2.32%                  -9.96%

INDEX PERFORMANCE
 ISE BICK(TM) Index                                              9.04%               -1.30%                  -5.68%
 MSCI All Country World Index                                   11.32%                8.84%                  46.04%
 MSCI Emerging Markets Index                                     4.30%                1.80%                   8.30%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 7.92% during the 12-month period covered by this report. During the same period, the benchmark MSCI Emerging Markets Index generated a return of 4.30%. India was by far the best-performing and top-contributing country in the Fund. The Fund's holdings from the country returned 55.9% (USD terms) and contributed 11.6% to the Fund's return. Companies leading the way in performance were Avis Bank Ltd. (94.4% USD), Larsen & Toubro Ltd. (86.1% USD), and Tata Motors Ltd. (64.8% USD). South Korea was the worst-performing and worst-contributing country in the Fund. For the period, the Fund's holdings from the country returned -7.6% in USD terms and contributed -2.6% to the Fund's return. Hyundai Heavy Industries Co., Ltd. (-46.5% USD) and SK Innovation Co., Ltd. (-42.1% USD) were the Fund's worst individual performers from the country. Relative to the benchmark, the Fund outperformed due almost entirely to its overweight position in Indian stocks. The Fund was overweight the country 25.8% versus 6.5% relative to the benchmark.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE BICK(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE BICK(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R) and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST BICK INDEX FUND (BICK) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                   28.23%
Information Technology                       17.06
Consumer Discretionary                       13.13
Materials                                    10.12
Energy                                        8.20
Consumer Staples                              7.40
Industrials                                   6.53
Telecommunication Services                    5.13
Health Care                                   3.28
Utilities                                     0.92
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
WNS Holdings Ltd., ADR                        1.72%
Dr. Reddy's Laboratories Ltd., ADR            1.68
Wipro Ltd., ADR                               1.61
Ranbaxy Laboratories Ltd., GDR                1.60
Infosys Ltd., ADR                             1.59
Mahindra & Mahindra Ltd., GDR                 1.52
HDFC Bank Ltd., ADR                           1.48
Vedanta Resources PLC                         1.47
MakeMyTrip Ltd.                               1.46
Tata Motors Ltd., ADR                         1.45
                                            -------
     Total                                   15.58%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      APRIL 12, 2010 - SEPTEMBER 30, 2014

            First Trust BICK     ISE BICK(TM)     MSCI All Country     MSCI Emerging
            Index Fund           Index            World Index          Markets Index
            ----------------     ------------     ----------------     -------------
4/12/10      $10,000              $10,000          $10,000              $10,000
9/30/10       10,417               10,488            9,800               10,487
3/31/11       11,231               11,311           11,127               11,486
9/30/11        7,586                7,795            9,211                8,793
3/31/12        8,996                9,139           11,045               10,475
9/30/12        8,328                8,515           11,143               10,282
3/31/13        8,480                8,665           12,207               10,656
9/30/13        8,385                8,681           13,119               10,383
3/31/14        8,808                9,127           14,231               10,527
9/30/14        9,050                9,432           14,604               10,829


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 13, 2010 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
4/13/10 - 9/30/10         20          46         47         1             3          2           0         0
10/1/10 - 9/30/11         73          58         16         0            85         19           2         0
10/1/11 - 9/30/12         87          30          2         1            85         45           1         0
10/1/12 - 9/30/13         26           7          0         0           135         77           5         0
10/1/13 - 9/30/14         28           1          0         0           131         82          10         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

The First Trust NASDAQ CEA Smartphone Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX CEA Smartphone Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "FONE." The Fund will normally invest at least 90% of its net assets in common stocks and Depositary Receipts representing securities included in the Index.

The Index is owned by NASDAQ OMX. The Index is designed to track the performance of companies engaged in the Smartphone segment of the telecommunications and technology sectors. To be eligible for the Index, issuers of the securities must be identified as being engaged in the smartphone industry by the Consumer Electronics Association. Component securities must be listed on an index-eligible global stock exchange, as determined by NASDAQ OMX, have a minimum float-adjusted market capitalization of $250 million and a minimum three-month average daily dollar trading volume of $1 million.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                 AVERAGE ANNUAL            CUMULATIVE
                                                                                  TOTAL RETURNS           TOTAL RETURNS
                                                              1 Year Ended     Inception (2/17/11)     Inception (2/17/11)
                                                                9/30/14            to 9/30/14              to 9/30/14

FUND PERFORMANCE
 NAV                                                             16.16%               6.95%                  27.50%
 Market Price                                                    16.65%               6.98%                  27.64%

INDEX PERFORMANCE
 NASDAQ OMX CEA Smartphone Index(SM)                             17.26%               7.94%                  31.84%
 MSCI World Index                                                12.20%               8.72%                  35.32%
 MSCI All Country World Information Technology Index             23.36%              10.82%                  45.01%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 16.16% during the 12-month period covered by this report. During the same period, the benchmark MSCI All Country World Information Technology Index generated a return of 23.36%. In general, the reporting period was a time of solid returns in the Information Technology sector worldwide. The United States led all countries in the Fund, in terms of contribution to return, with 13.3%. The Fund's domestic holdings comprised 47.2% of the Fund's average weight and returned 29.2%. Finland and Singapore were the second and third best contributors, even though the Fund only had one holding from each country. Nokia Oyj was the only Finnish company in the Fund. It comprised 3.3% of the Fund's average weight and returned 35.8% (USD), resulting in a 1.4% contribution. Avago Technologies Ltd. was the only company from Singapore in the Fund. The company returned 105.1% (USD) and comprised 1.6% of the Fund's average weight resulting in a contribution of 1.3%. Relative to the benchmark, the Fund underperformed due to weaker relative returns in Asian countries. The Fund's Japanese holdings returned -4.7% (USD) versus the benchmark's 14.6%. The Fund's heavy weight in Sony Corp. (-14.6%) was a major cause of the underperformance. Similarly, in Taiwan, the Fund's holdings returned 0.9% (USD) versus 21.8% in the benchmark. The Fund's concentrated position in Inventec Corp. (-28.8% USD) caused the performance gap.

------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX CEA Smartphone Index(SM) are registered trademarks of NASDAQ OMX (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       76.50%
Telecommunication Services                   11.82
Consumer Discretionary                        7.02
Industrials                                   1.60
Financials                                    1.54
Health Care                                   1.52
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Nokia Oyj                                     3.18%
KYOCERA Corp.                                 3.13
Apple, Inc.                                   3.09
BlackBerry Ltd.                               3.07
SONY Corp.                                    2.98
HTC Corp.                                     2.97
Flextronics International Ltd.                2.94
FIH Mobile Ltd.                               2.90
Celestica, Inc.                               2.90
Samsung Electronics Co., Ltd.                 2.89
                                            -------
      Total                                  30.05%
                                            =======


                                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        FEBRUARY 17, 2011 - SEPTEMBER 30, 2014

            First Trust NASDAQ CEA     NASDAQ OMX CEA           MSCI World     MSCI All Country World
            Smartphone Index Fund      Smartphone Index(SM)     Index          Information Technology Index
            ----------------------     --------------------     ----------     ----------------------------
2/17/11      $10,000                    $10,000                  $10,000        $10,000
3/31/11        9,433                      9,403                    9,849          9,547
9/30/11        7,503                      7,595                    8,251          8,390
3/31/12        9,238                      9,328                    9,904         10,774
9/30/12        7,805                      7,925                   10,032         10,566
3/31/13        9,021                      9,180                   11,077         10,774
9/30/13       10,975                     11,245                   12,059         11,756
3/31/14       12,117                     12,470                   13,188         13,356
9/30/14       12,748                     13,187                   13,530         14,502


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 18, 2011 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
2/18/11 - 9/30/11         85          10          0         0            58          3           0         0
10/1/11 - 9/30/12         54          12          0         0           141         44           0         0
10/1/12 - 9/30/13         85          13          0         0           109         43           0         0
10/1/13 - 9/30/14        139          12          0         0            86         14           1         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

The First Trust NASDAQ Global Auto Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX Global Auto Index(SM) (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "CARZ." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the Index.

The Index is owned and was developed by NASDAQ OMX. The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. The Index is designed to track the performance of the largest and most liquid companies engaged in manufacturing of automobiles. To be eligible for the Index, component securities must be listed on an Index-eligible global stock exchange, as determined by NASDAQ OMX, have a minimum worldwide market capitalization of at least $500 million and a minimum three-month average daily dollar trading volume of $1 million.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                               AVERAGE ANNUAL             CUMULATIVE
                                                                                TOTAL RETURNS           TOTAL RETURNS
                                                            1 Year Ended     Inception (5/09/11)     Inception (5/09/11)
                                                              9/30/14            to 9/30/14               to 9/30/14

FUND PERFORMANCE
 NAV                                                           -0.92%               8.24%                   30.83%
 Market Price                                                  -1.76%               8.15%                   30.46%

INDEX PERFORMANCE
 NASDAQ OMX Global Auto Index(SM)                              -0.18%               9.38%                   35.55%
 MSCI World Index                                              12.20%               9.24%                   35.01%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -0.92% during the 12-month period covered by this report. During the same period, the benchmark MSCI World Index generated a return of 12.20%. A weak yen helped Japanese auto manufacturers outperform their counterparts from other countries. The Fund's holdings from Japan comprised 33.9% of the Fund's weight and had a local return of 18.0%. Unfortunately for U.S. investors, the weak yen that helped the Japanese automakers perform well also had a negative impact on returns, as the USD return from the Japanese automakers was only 5.5%. In total, the country contributed 2.0% to the Fund's total return. The U.S. automakers held in the Fund returned -2.5% and contributed -0.5% to the Fund's return. Stalwarts Ford Motor Co., General Motors Co., and Harley Davidson, Inc. returned -9.7%, -8.9%, and -8.0%, respectively, while Tesla Motors, Inc. returned 25.5%. South Korea was the worst-performing country in the Fund with a return of -20.0% and a contribution to return of -1.8%. Large Korean brands Hyundai Motor Co. and Kia Motors Corp. returned -22.1% and -15.2%, respectively, in USD terms.

------------
NASDAQ(R), OMX(R), NASDAQ OMX(R), and NASDAQ OMX Global Auto Index(SM) are trademarks of NASDAQ OMX (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       99.82%
Industrials                                   0.18
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Toyota Motor Corp.                            8.68%
Honda Motor Co., Ltd.                         8.62
Daimler AG                                    7.87
General Motors Co.                            7.72
Ford Motor Co.                                7.14
Fuji Heavy Industries Ltd.                    4.88
Nissan Motor Co., Ltd.                        4.26
Volkswagen AG (Preference Shares)             3.88
Bayerische Motoren Werke AG                   3.87
Tesla Motors, Inc.                            3.78
                                            -------
      Total                                  60.70%
                                            =======


                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           MAY 9, 2011 - SEPTEMBER 30, 2014

            First Trust NASDAQ         NASDAQ OMX Global        MSCI World
            Global Auto Index Fund     Auto Index Index(SM)     Index
            ----------------------     --------------------     ----------
5/9/11       $10,000                    $10,000                  $10,000
9/30/11        7,545                      7,717                    8,232
3/31/12        9,324                      9,459                    9,881
9/30/12        8,282                      8,439                   10,009
3/31/13       10,210                     10,402                   11,052
9/30/13       13,205                     13,581                   12,032
3/31/14       13,593                     14,039                   13,158
9/30/14       13,085                     13,556                   13,499


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 10, 2011 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
5/10/11 - 9/30/11         59          13          0         0            24          4           0         0
10/1/11 - 9/30/12        103          30          0         1            91         24           1         1
10/1/12 - 9/30/13         97          77         16         0            50         10           0         0
10/1/13 - 9/30/14        133          17          0         0            88         14           0         0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

The First Trust ISE Cloud Computing Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Cloud Computing(TM) Index (the "Index"). The shares of the Fund are listed and trade on The NASDAQ(R) Stock Market, LLC under the ticker symbol "SKYY." The Fund will normally invest at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks and Depositary Receipts included in the Index.

The Index is owned and was developed by International Securities Exchange, LLC(R) (the "Index Provider"). The Index Provider has contracted with Standard & Poor's to calculate and maintain the Index. To be eligible for the Index, a security must be engaged in a business activity supporting or utilizing the cloud computing space. Component securities must have a market capitalization of $100 million.

--------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL             CUMULATIVE
                                                                                 TOTAL RETURNS           TOTAL RETURNS
                                                             1 Year Ended     Inception (7/05/11)     Inception (7/05/11)
                                                               9/30/14            to 9/30/14               to 9/30/14

FUND PERFORMANCE
 NAV                                                            11.20%               9.92%                   35.82%
 Market Price                                                   11.29%               9.94%                   35.92%

INDEX PERFORMANCE
 ISE Cloud Computing(TM) Index                                  11.92%              10.59%                   38.53%
 S&P 500(R) Index                                               19.73%              15.21%                   58.16%
 S&P Composite 1500 Information Technology Index                27.00%              15.96%                   61.52%
--------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.20% during the 12-month period covered by this report. During the same period, the benchmark S&P 500(R) Index generated a return of 19.73%. The Software industry led all industries in the Fund with a 3.8% contribution to return. The Fund's holdings from the industry comprised 39.6% of the Fund's weight and returned 9.5%. This was lower than the benchmark's 30.3% return from the Software industry as the Fund was held back by allocations to Zynga, Inc., NetSuite, Inc., and Informatica Corp. which returned -26.6%, -17.1%, and -12.1%, respectively. The Technology Hardware Storage & Peripherals industry was the best-performing industry in the Fund. The Fund's holdings in the industry had an average Fund weight of 11.4% and returned 30.5%, resulting in a 3.2% contribution to the Fund's return. Hewlett-Packard Co. and Apple, Inc. were the best-performing companies in the industry with returns of 72.3% and 51.3%, respectively.

------------
"International Securities Exchange(R)", "ISE(R)" and "ISE Cloud Computing(TM) Index" are trademarks of the International Securities Exchange(R) and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Cloud Computing(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(R), and the International Securities Exchange(R) makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY) (CONTINUED)

-----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       93.49%
Consumer Discretionary                        6.51
                                            -------
     Total                                  100.00%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2014
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Facebook, Inc., Class A                       3.90%
Aruba Networks, Inc.                          3.89
NetApp, Inc.                                  3.84
Open Text Corp.                               3.69
TIBCO Software, Inc.                          3.62
EMC Corp.                                     3.50
Red Hat, Inc.                                 3.45
NetSuite, Inc.                                3.44
salesforce.com, Inc.                          3.37
F5 Networks, Inc.                             3.37
                                            -------
     Total                                   36.07%
                                            =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       JULY 5, 2011 - SEPTEMBER 30, 2014

            First Trust ISE Cloud     ISE Cloud                   S&P 500(R)  S&P Composite 1500
            Computing Index Fund      Computing(TM) Index         Index       Information Technology Index
            ---------------------     -----------------------     -------     ----------------------------
7/5/11       $10,000                   $10,000                     $10,000     $10,000
9/30/11        7,902                     7,909                       8,501       8,886
3/31/12       10,604                    10,641                      10,702      11,739
9/30/12        9,864                     9,934                      11,068      11,695
3/31/13       10,531                    10,640                      12,196      11,682
9/30/13       12,214                    12,376                      13,209      12,718
3/31/14       13,390                    13,612                      14,861      14,655
9/30/14       13,581                    13,852                      15,815      16,153


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH SEPTEMBER 30, 2014

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 6, 2011 (commencement of trading) through September 30, 2014. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                            NUMBER OF DAYS BID/ASK MIDPOINT                NUMBER OF DAYS BID/ASK MIDPOINT
                                     AT/ABOVE NAV                                     BELOW NAV
                       -----------------------------------------      -----------------------------------------
                        0.00%-      0.50%-     1.00%-                  0.00%-     0.50%-      1.00%-
FOR THE PERIOD          0.49%       0.99%      1.99%     >=2.00%       0.49%      0.99%       1.99%     >=2.00%
7/6/11 - 9/30/11          34           3          0         0            23          2           0         0
10/1/11 - 9/30/12        126          13          2         0           102          8           0         0
10/1/12 - 9/30/13        134          27          0         0            71         17           1         0
10/1/13 - 9/30/14        191          18          0         0            38          5           0         0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND II

UNDERSTANDING YOUR FUND EXPENSES
SEPTEMBER 30, 2014 (UNAUDITED)

As a shareholder of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund or First Trust ISE Cloud Computing Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended September 30, 2014.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          DURING THE
                                                   APRIL 1, 2014    SEPTEMBER 30, 2014     PERIOD (a)     SIX-MONTH PERIOD (b)

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)
Actual                                               $1,000.00          $  971.50             0.60%              $2.97
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%              $3.04

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)
Actual                                               $1,000.00          $1,026.90             0.60%              $3.05
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%              $3.04

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)
Actual                                               $1,000.00          $  987.30             0.60%              $2.99
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%              $3.04

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)
Actual                                               $1,000.00          $  963.10             0.60%              $2.95
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%              $3.04

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2014 (UNAUDITED)

                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO
                                                     BEGINNING            ENDING          BASED ON THE       EXPENSES PAID
                                                   ACCOUNT VALUE      ACCOUNT VALUE         SIX-MONTH          DURING THE
                                                   APRIL 1, 2014    SEPTEMBER 30, 2014     PERIOD (a)     SIX-MONTH PERIOD (b)

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)
Actual                                               $1,000.00          $  931.60             0.70%              $3.39
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)
Actual                                               $1,000.00          $  922.00             0.70%              $3.37
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)
Actual                                               $1,000.00          $  983.30             0.70%              $3.48
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)
Actual                                               $1,000.00          $  899.50             0.70%              $3.33
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST BICK INDEX FUND (BICK)
Actual                                               $1,000.00          $1,027.50             0.64%              $3.25
Hypothetical (5% return before expenses)             $1,000.00          $1,021.86             0.64%              $3.24

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)
Actual                                               $1,000.00          $1,052.10             0.70%              $3.60
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)
Actual                                               $1,000.00          $  962.60             0.70%              $3.44
Hypothetical (5% return before expenses)             $1,000.00          $1,021.56             0.70%              $3.55

FIRST TRUST ISE GLOBAL COMPUTING INDEX FUND (SKYY)
Actual                                               $1,000.00          $1,014.30             0.60%              $3.03
Hypothetical (5% return before expenses)             $1,000.00          $1,022.06             0.60%              $3.04


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (April 1, 2014 through September 30, 2014), multiplied by 183/365 (to reflect the one-half year period).

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.7%
            BELGIUM -- 6.1%
    291,651 Belgacom S.A.                     $  10,152,327
                                              -------------
            BERMUDA -- 9.6%
    789,356 Catlin Group Ltd.                     6,679,806
    351,771 Seadrill Ltd.                         9,433,852
                                              -------------
                                                 16,113,658
                                              -------------
            FRANCE -- 11.4%
    445,915 Orange S.A.                           6,705,087
    115,995 SCOR SE                               3,623,882
     65,871 Total S.A.                            4,280,579
     17,542 Unibail-Rodamco SE                    4,513,288
                                              -------------
                                                 19,122,836
                                              -------------
            GERMANY -- 6.3%
    369,413 E. ON SE                              6,763,216
     19,144 Muenchener Rueckversicherungs-
               Gesellschaft AG                    3,785,373
                                              -------------
                                                 10,548,589
                                              -------------
            ITALY -- 3.4%
  1,009,435 Snam S.p.A.                           5,584,385
                                              -------------
            NETHERLANDS -- 1.9%
    120,829 Wolters Kluwer N.V.                   3,223,206
                                              -------------
            SPAIN -- 5.5%
    960,536 Banco Santander S.A.                  9,233,753
                                              -------------
            SWEDEN -- 1.9%
    447,047 Ratos AB, Class B                     3,237,002
                                              -------------
            SWITZERLAND -- 17.1%
     24,030 Baloise Holding AG                    3,083,351
     50,206 PSP Swiss Property AG                 4,217,577
     69,278 Swiss Prime Site AG                   5,144,873
     71,951 Swiss Re AG                           5,739,048
      5,528 Swisscom AG                           3,141,238
     24,612 Zurich Insurance Group AG             7,342,094
                                              -------------
                                                 28,668,181
                                              -------------
            UNITED KINGDOM -- 36.5%
    862,618 Amlin PLC                             6,069,161
     72,993 AstraZeneca PLC                       5,255,709
    885,913 BAE Systems PLC                       6,771,630
    908,288 Carillion PLC                         4,485,118
    202,183 GlaxoSmithKline PLC                   4,631,346
  1,148,800 J Sainsbury PLC                       4,683,849
    168,134 Provident Financial PLC               5,822,067
    142,466 Royal Dutch Shell PLC, Class B        5,628,429
    303,545 SSE PLC                               7,612,614
    400,161 United Utilities Group PLC            5,241,632
  1,786,165 WM Morrison Supermarkets PLC          4,873,334
                                              -------------
                                                 61,074,889
                                              -------------
            TOTAL COMMON STOCKS -- 99.7%        166,958,826
            (Cost $167,357,460)


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MONEY MARKET FUNDS -- 0.1%
    135,395 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)               $     135,395
            (Cost $135,395)                   -------------

            TOTAL INVESTMENTS -- 99.8%          167,094,221
            (Cost $167,492,855) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.2%                   386,155
                                              -------------
            NET ASSETS -- 100.0%              $ 167,480,376
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Interest rate shown reflects yield as of September 30, 2014.

(c) Aggregate cost for federal income tax purposes is $168,625,288. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,945,268 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $10,476,335.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1       LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*      $ 166,958,826    $     --      $     --
Money Market Funds        135,395          --            --
                    ---------------------------------------
Total Investments   $ 167,094,221    $     --      $     --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                   See Notes to Financial Statements                     Page 31

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

SEPTEMBER 30, 2014


                                                   % OF
INDUSTRY                                        NET ASSETS
-----------------------------------------------------------
Insurance                                          21.7%
Diversified Telecommunication Services             12.0
Oil, Gas & Consumable Fuels                         5.9
Pharmaceuticals                                     5.9
Food & Staples Retailing                            5.7
Energy Equipment & Services                         5.6
Real Estate Management & Development                5.6
Banks                                               5.5
Electric Utilities                                  4.6
Aerospace & Defense                                 4.1
Multi-Utilities                                     4.0
Consumer Finance                                    3.5
Gas Utilities                                       3.3
Water Utilities                                     3.1
Real Estate Investment Trusts                       2.7
Construction & Engineering                          2.7
Capital Markets                                     1.9
Media                                               1.9
Money Market Funds                                  0.1
-----------------------------------------------------------
TOTAL INVESTMENTS                                  99.8
NET OTHER ASSETS AND LIABILITIES                    0.2
                                                  -------
TOTAL                                             100.0%
                                                  =======


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-----------------------------------------------------------
British Pound Sterling                             40.6%
Euro                                               34.6
Swiss Franc                                        17.2
Norwegian Krone                                     5.6
Swedish Krona                                       1.9
United States Dollar                                0.1
                                                  -------
TOTAL                                             100.0%
                                                  =======


Page 32                    See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.5%
            AUSTRALIA -- 6.3%
    196,196 BGP Holdings PLC (b) (c) (d)      $           0
     44,887 BWP Trust                                93,929
    211,129 CFS Retail Property Trust Group         368,783
     29,160 Charter Hall Retail REIT                 97,018
    136,345 Cromwell Property Group                 113,408
    544,625 Dexus Property Group                    529,299
    134,937 Federation Centres Ltd.                 304,812
    161,959 Goodman Group                           733,122
    167,022 GPT Group                               565,933
     56,888 Investa Office Fund                     166,858
    346,252 Mirvac Group                            521,436
    489,432 Scentre Group (c)                     1,405,552
    217,972 Stockland                               753,839
    182,699 Westfield Corp.                       1,191,717
                                              -------------
                                                  6,845,706
                                              -------------
            AUSTRIA -- 0.3%
      4,803 Buwog AG (c)                             95,092
      7,568 CA Immobilien Anlagen AG                151,125
      5,791 Conwert Immobilien Invest SE             66,041
                                              -------------
                                                    312,258
                                              -------------
            BELGIUM -- 0.4%
        862 Aedifica                                 56,648
      1,547 Befimmo S.A.                            114,873
      1,634 Cofinimmo                               185,126
        643 Intervest Offices & Warehouses           17,453
        187 Leasinvest Real Estate S.C.A             19,108
      1,063 Warehouses De Pauw S.C.A                 76,691
        185 Wereldhave Belgium S.C.A                 22,422
                                              -------------
                                                    492,321
                                              -------------
            BERMUDA -- 0.9%
    110,922 Hongkong Land Holdings Ltd.             754,270
     60,742 Kerry Properties Ltd.                   204,172
                                              -------------
                                                    958,442
                                              -------------
            CANADA -- 3.6%
      7,052 Allied Properties Real Estate
               Investment Trust                     215,222
     12,766 Artis Real Estate Investment
               Trust                                174,514
      3,754 Boardwalk Real Estate Investment
               Trust                                230,948
      9,769 Calloway Real Estate Investment
               Trust                                224,348
     10,439 Canadian Apartment Properties
               Real Estate Investment Trust         219,881
      6,519 Canadian Real Estate Investment
               Trust                                282,367
     16,307 Chartwell Retirement Residences         159,583
     13,604 Cominar Real Estate Investment
               Trust                                229,578
      7,303 Crombie Real Estate Investment
               Trust                                 84,445
      8,949 Dream Global Real Estate
               Investment Trust                      72,554


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CANADA (CONTINUED)
      9,840 Dream Office Real Estate
               Investment Trust               $     245,660
      8,272 Extendicare, Inc.                        60,713
      7,902 First Capital Realty, Inc.              123,545
      4,434 Granite Real Estate Investment
               Trust                                152,505
     25,583 H&R Real Estate Investment Trust        499,348
      7,142 InnVest Real Estate Investment
               Trust                                 33,862
      4,913 Killam Properties, Inc.                  45,403
      3,257 Morguard Real Estate Investment
               Trust                                 53,917
      3,020 Northern Property Real Estate
               Investment Trust                      75,827
     17,906 Pure Industrial Real Estate Trust        70,828
     28,722 RioCan Real Estate Investment
               Trust                                658,327
                                              -------------
                                                  3,913,375
                                              -------------
            FINLAND -- 0.2%
     24,680 Citycon Oyj                              82,606
     22,746 Sponda Oyj                              102,852
      8,988 Technopolis Oyj                          45,636
                                              -------------
                                                    231,094
                                              -------------
            FRANCE -- 3.6%
        545 Affine                                   10,353
        670 ANF Immobilier                           19,464
      3,184 Fonciere des Regions                    286,939
      3,237 Gecina S.A.                             424,183
      3,338 ICADE                                   281,508
      9,223 Klepierre                               403,877
      3,912 Mercialys                                85,308
      9,192 Unibail-Rodamco SE                    2,364,961
                                              -------------
                                                  3,876,593
                                              -------------
            GERMANY -- 1.5%
      6,412 alstria office REIT-AG                   78,558
      7,495 Deutsche Annington
               Immobilien SE                        217,543
      4,335 Deutsche Euroshop AG                    187,613
     27,057 Deutsche Wohnen AG - BR                 578,233
      3,241 DIC Asset AG                             27,345
      6,144 DO Deutsche Office AG (c)                23,513
      4,298 Hamborner REIT AG                        44,059
      4,606 LEG Immobilien AG                       319,214
     11,708 TAG Immobilien AG                       132,647
                                              -------------
                                                  1,608,725
                                              -------------
            GREECE -- 0.0%
      3,666 Eurobank Properties Real Estate
               Investment Co.                        41,673
                                              -------------
            HONG KONG -- 6.7%
    219,685 Champion Real Estate Investment
               Trust                                 91,667
    210,531 Hang Lung Properties Ltd.               599,205
    106,961 Henderson Land Development
               Co., Ltd.                            692,884


                   See Notes to Financial Statements                     Page 33

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            HONG KONG (CONTINUED)
     59,120 Hysan Development Co., Ltd.       $     273,335
    215,865 Link (The) REIT                       1,244,062
    474,073 New World Development Co., Ltd.         551,926
    281,744 Sino Land Co., Ltd.                     435,414
    145,327 Sun Hung Kai Properties Ltd.          2,060,633
    110,516 Swire Properties Ltd.                   344,435
    143,037 Wharf Holdings (The) Ltd.             1,016,844
                                              -------------
                                                  7,310,405
                                              -------------
            ISLE OF MAN -- 0.1%
     82,092 Redefine International PLC               68,538
                                              -------------
            ISRAEL -- 0.1%
      3,439 Azrieli Group                           118,121
                                              -------------
            ITALY -- 0.1%
     77,874 Beni Stabili S.p.A.                      54,885
     13,619 Immobiliare Grande Distribuzione         11,439
                                              -------------
                                                     66,324
                                              -------------
            JAPAN -- 13.0%
         21 Activia Properties, Inc.                168,689
        120 Advance Residence Investment
               Corp.                                279,006
      9,327 AEON Mall Co., Ltd.                     177,993
         24 Daiwa House REIT Investment
               Corp.                                106,351
         31 Daiwa House Residential
               Investment Corp.                     132,847
         23 Daiwa Office Investment Corp.           124,149
         45 Frontier Real Estate Investment
               Corp.                                215,819
         58 Fukuoka REIT Corp.                      107,089
        191 GLP J-REIT                              220,649
     27,900 Hulic Co. Ltd.                          295,090
         14 Industrial & Infrastructure Fund
               Investment Corp.                     116,034
        103 Japan Excellent, Inc.                   132,325
        248 Japan Hotel REIT Investment
               Corp.                                151,050
         78 Japan Logistics Fund, Inc.              172,393
         75 Japan Prime Realty Investment
               Corp.                                270,116
        118 Japan Real Estate Investment Corp.      606,811
        218 Japan Retail Fund Investment
               Corp.                                439,280
         31 Kenedix Office Investment Corp.         166,483
    119,930 Mitsubishi Estate Co., Ltd.           2,699,314
     90,081 Mitsui Fudosan Co., Ltd.              2,759,308
        122 Mori Hills REIT Investment Corp.        169,526
         94 MORI TRUST Sogo Reit, Inc.              173,901
         42 Nippon Accommodations Fund,
               Inc.                                 151,648
        128 Nippon Building Fund, Inc.              673,408
        137 Nippon Prologis REIT, Inc.              318,657
     11,300 Nomura Real Estate Holdings, Inc.       194,112
        157 Nomura Real Estate Master Fund,
               Inc.                                 197,118


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            JAPAN (CONTINUED)
         33 Nomura Real Estate Office Fund,
               Inc.                           $     151,046
     10,290 NTT Urban Development Corp.             108,271
        185 ORIX JREIT, Inc.                        232,610
         20 Premier Investment Corp.                 89,355
     40,744 Sumitomo Realty & Development
               Co., Ltd.                          1,449,769
     39,375 Tokyo Tatemono Co., Ltd.                318,447
         87 TOKYU REIT, Inc.                        114,704
         16 Top REIT, Inc.                           70,098
        236 United Urban Investment Corp.           362,150
                                              -------------
                                                 14,115,616
                                              -------------
            LUXEMBOURG -- 0.3%
     20,415 GAGFAH S.A. (c)                         380,333
                                              -------------
            NETHERLANDS -- 0.7%
      6,478 Corio N.V.                              317,669
      3,922 Eurocommercial Properties N.V.          172,736
     12,306 Nieuwe Steen Investments N.V.            64,660
      1,800 Vastned Retail N.V.                      82,335
      2,049 Wereldhave N.V.                         168,738
                                              -------------
                                                    806,138
                                              -------------
            NEW ZEALAND -- 0.1%
     95,931 Kiwi Income Property Trust               87,245
                                              -------------
            NORWAY -- 0.1%
     49,255 Norwegian Property ASA (c)               73,675
                                              -------------
            SINGAPORE -- 3.7%
    186,400 Ascendas Real Estate Investment
               Trust                                328,761
    184,890 CapitaCommercial Trust                  231,167
    239,530 CapitaLand Ltd.                         600,843
    244,883 CapitaMall Trust                        366,643
     59,000 CDL Hospitality Trusts                   77,236
     56,000 City Developments Ltd.                  422,294
    121,770 Fortune REIT                            108,991
    283,000 Global Logistic Properties Ltd.         601,184
     67,521 Keppel Land Ltd.                        185,250
    139,000 Keppel REIT                             129,662
    121,310 Mapletree Commercial Trust              134,081
    111,000 Mapletree Industrial Trust              123,556
    135,453 Mapletree Logistics Trust               122,637
    226,197 Suntec Real Estate Investment
               Trust                                312,069
     43,000 UOL Group Ltd.                          222,803
     36,087 Wing Tai Holdings Ltd.                   49,928
                                              -------------
                                                  4,017,105
                                              -------------
            SPAIN -- 0.2%
    158,469 Inmobiliaria Colonial SA (c)            112,087
     11,822 Merlin Properties Socimi SA (c)         150,065
                                              -------------
                                                    262,152
                                              -------------
            SWEDEN -- 1.0%
     15,504 Castellum AB                            235,912
      4,451 Dios Fastigheter AB                      32,846
     12,508 Fabege AB                               159,210
      8,717 Fastighets AB Balder, Class B (c)       110,835


Page 34                    See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SWEDEN (CONTINUED)
      3,728 Hemfosa Fastigheter AB (c)        $      58,379
     10,481 Hufvudstaden AB, Class A                130,577
      7,085 Klovern AB                               34,168
     17,206 Kungsleden AB                           102,292
      9,452 Wallenstam AB, Class B                  143,168
      6,248 Wihlborgs Fastigheter AB                107,366
                                              -------------
                                                  1,114,753
                                              -------------
            SWITZERLAND -- 0.9%
        904 Allreal Holding AG                      117,036
        582 Mobimo Holding AG                       112,901
      3,762 PSP Swiss Property AG                   316,028
      5,205 Swiss Prime Site AG                     386,545
                                              -------------
                                                    932,510
                                              -------------
            UNITED KINGDOM -- 5.8%
     12,148 Big Yellow Group PLC                    102,407
     95,631 British Land Co. PLC                  1,089,094
     68,688 Capital & Counties Properties PLC       366,017
        462 Daejan Holdings PLC                      36,542
      8,735 Derwent London PLC                      386,727
     11,799 Development Securities PLC               37,586
     38,835 Grainger PLC                            116,785
     32,513 Great Portland Estates PLC              337,068
     66,890 Hammerson PLC                           622,976
     64,816 Hansteen Holdings PLC                   108,753
      9,381 Helical Bar PLC                          53,228
     86,777 Intu Properties PLC                     453,967
     74,369 Land Securities Group PLC             1,252,645
     55,216 Londonmetric Property PLC               124,423
     10,026 Primary Health Properties PLC            53,881
     46,255 Quintain Estates & Development
               PLC (c)                               66,737
     19,563 Safestore Holdings PLC                   67,869
     70,113 SEGRO PLC                               412,710
     26,266 Shaftesbury PLC                         290,189
     16,667 St. Modwen Properties PLC                99,162
     19,017 UNITE Group (The) PLC                   130,870
      9,963 Workspace Group PLC                     102,158
                                              -------------
                                                  6,311,794
                                              -------------
            UNITED STATES -- 49.9%
      5,608 Acadia Realty Trust                     154,669
      1,351 Agree Realty Corp.                       36,990
        192 Alexander's, Inc.                        71,791
      6,752 Alexandria Real Estate Equities,
               Inc.                                 497,960
      3,465 American Assets Trust, Inc.             114,241
      9,891 American Campus Communities,
               Inc.                                 360,527
     14,218 American Homes 4 Rent, Class A          240,142
     16,005 American Realty Capital
               Healthcare Trust, Inc.               167,732
     85,837 American Realty Capital
               Properties, Inc.                   1,035,194
     13,759 Apartment Investment &
               Management Co., Class A              437,811


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES (CONTINUED)
      6,605 Ashford Hospitality Trust         $      67,503
      5,436 Associated Estates Realty Corp.          95,184
     12,402 AvalonBay Communities, Inc.           1,748,310
      2,408 Aviv REIT, Inc.                          63,451
     18,448 BioMed Realty Trust, Inc.               372,650
     14,335 Boston Properties, Inc.               1,659,420
     16,916 Brandywine Realty Trust                 238,008
      8,341 Brixmor Property Group, Inc.            185,671
      8,020 Camden Property Trust                   549,611
      6,102 Campus Crest Communities, Inc.           39,053
     16,062 CBL & Associates Properties, Inc.       287,510
      7,479 Cedar Realty Trust, Inc.                 44,126
     22,364 Chambers Street Properties              168,401
      5,188 Chesapeake Lodging Trust                151,230
      7,763 Corporate Office Properties Trust       199,664
     20,386 Cousins Properties, Inc.                243,613
     14,047 CubeSmart                               252,565
     31,522 DCT Industrial Trust, Inc.              236,730
     28,865 DDR Corp.                               482,911
     18,448 DiamondRock Hospitality Co.             233,921
     12,795 Digital Realty Trust, Inc.              798,152
     12,692 Douglas Emmett, Inc.                    325,804
     32,251 Duke Realty Corp.                       554,072
      6,207 DuPont Fabros Technology, Inc.          167,837
      2,989 EastGroup Properties, Inc.              181,104
     13,189 Education Realty Trust, Inc.            135,583
      7,339 Empire State Realty Trust, Inc.,
               Class A                              110,232
      5,055 EPR Properties                          256,187
     12,183 Equity Commonwealth                     313,225
      7,218 Equity Lifestyle Properties, Inc.       305,754
      5,664 Equity One, Inc.                        122,512
     33,691 Equity Residential                    2,074,692
      6,002 Essex Property Trust, Inc.            1,072,857
      5,489 Excel Trust, Inc.                        64,606
     10,290 Extra Space Storage, Inc.               530,655
      6,402 Federal Realty Investment Trust         758,381
     11,768 FelCor Lodging Trust, Inc.              110,148
     10,395 First Industrial Realty Trust,
               Inc.                                 175,779
      5,553 First Potomac Realty Trust               65,248
     14,259 Forest City Enterprises, Inc.,
               Class A (c)                          278,906
      8,335 Franklin Street Properties Corp.         93,519
     47,617 General Growth Properties, Inc.       1,121,380
      2,368 Getty Realty Corp.                       40,256
     13,711 Glimcher Realty Trust                   185,647
      6,644 Government Properties Income
               Trust                                145,570
     43,301 HCP, Inc.                             1,719,483
     29,039 Health Care REIT, Inc.                1,811,162
      9,213 Healthcare Realty Trust, Inc.           218,164
     22,396 Healthcare Trust of America,
               Inc., Class A                        259,794
     16,276 Hersha Hospitality Trust                103,678
      8,493 Highwoods Properties, Inc.              330,378
      5,374 Home Properties, Inc.                   312,982
     14,143 Hospitality Properties Trust            379,740


                   See Notes to Financial Statements                     Page 35

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            UNITED STATES (CONTINUED)
     71,478 Host Hotels & Resorts, Inc.       $   1,524,626
      5,195 Hudson Pacific Properties, Inc.         128,109
      8,085 Inland Real Estate Corp.                 80,122
     10,834 Investors Real Estate Trust              83,422
      7,863 Kilroy Realty Corp.                     467,377
     38,859 Kimco Realty Corp.                      851,401
      7,762 Kite Realty Group Trust                 188,151
      9,828 LaSalle Hotel Properties                336,511
     21,865 Lexington Realty Trust                  214,058
     13,962 Liberty Property Trust                  464,376
      3,285 LTC Properties, Inc.                    121,184
     13,286 Macerich (The) Co.                      848,045
      8,412 Mack-Cali Realty Corp.                  160,753
      7,039 Mid-America Apartment
               Communities, Inc.                    462,110
      2,750 National Health Investors, Inc.         157,135
     11,824 National Retail Properties, Inc.        408,756
     15,450 New York REIT, Inc.                     158,826
     11,915 OMEGA Healthcare Investors, Inc.        407,374
      7,456 Parkway Properties, Inc.                140,024
      6,057 Pebblebrook Hotel Trust                 226,168
      6,184 Pennsylvania Real Estate
               Investment Trust                     123,309
     14,585 Piedmont Office Realty Trust,
               Inc., Class A                        257,279
      5,123 Post Properties, Inc.                   263,015
     47,099 Prologis, Inc.                        1,775,632
      1,889 PS Business Parks, Inc.                 143,828
     13,709 Public Storage                        2,273,501
      7,228 Ramco-Gershenson Properties
               Trust                                117,455
     20,932 Realty Income Corp.                     853,816
      8,660 Regency Centers Corp.                   466,168
      8,611 Retail Opportunity Investments
               Corp.                                126,582
     22,363 Retail Properties of America,
               Inc., Class A                        327,171
     12,488 RLJ Lodging Trust                       355,533
      3,436 Rouse Properties, Inc.                   55,560
      4,538 Ryman Hospitality Properties, Inc.      214,647
      4,468 Sabra Health Care REIT, Inc.            108,662
      1,258 Saul Centers, Inc.                       58,799
      3,567 Select Income REIT                       85,786
     19,259 Senior Housing Properties Trust         402,898
      3,485 Silver Bay Realty Trust Corp.            56,492
     29,368 Simon Property Group, Inc.            4,828,687
      8,968 SL Green Realty Corp.                   908,638
      3,146 Sovran Self Storage, Inc.               233,937
     36,188 Spirit Realty Capital, Inc.             396,982
      5,225 STAG Industrial, Inc.                   108,210
     23,386 Strategic Hotels & Resorts,
               Inc. (c)                             272,447
      4,275 Sun Communities, Inc.                   215,887
     19,420 Sunstone Hotel Investors, Inc.          268,384
      9,061 Tanger Factory Outlet Centers, Inc.     296,476
      6,020 Taubman Centers, Inc.                   439,460
     23,653 UDR, Inc.                               644,544


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES (CONTINUED)
      1,216 Universal Health Realty Income
               Trust                          $      50,683
      2,218 Urstadt Biddle Properties, Inc.,
               Class A                               45,025
     27,815 Ventas, Inc.                          1,723,139
     15,837 Vornado Realty Trust                  1,583,067
     14,668 Washington Prime Group, Inc.            256,397
      6,299 Washington Real Estate Investment
               Trust                                159,869
     10,401 Weingarten Realty Investors             327,631
      3,062 Winthrop Realty Trust                    46,144
      7,956 WP Carey, Inc.                          507,354
                                              -------------
                                                 54,367,698
                                              -------------
            TOTAL COMMON STOCKS -- 99.5%        108,312,594
            (Cost $92,663,273)                -------------

            INVESTMENT COMPANIES  -- 0.3%
            GUERNSEY -- 0.3%
     47,338 F&C Commerical Property Trust
               Ltd.                                  96,311
     21,824 F&C UK Real Estate Investment,
               Ltd.                                  32,107
     33,433 MedicX Fund Ltd.                         45,257
     41,519 Picton Property Income Ltd.              43,077
     44,574 Schroder Real Estate Investment
               Trust Ltd.                            41,188
     19,919 Standard Life Investment Property
               Income Trust PLC                      25,349
     38,485 UK Commercial Property Trust             50,473
                                              -------------
            TOTAL INVESTMENT COMPANIES --
               0.3%                                 333,762
            (Cost $282,057)                   -------------


            RIGHTS -- 0.0%
            ITALY -- 0.0%
     77,874 Beni Stabili S.p.A.,
               expiring 11/17/14 (c)                  1,623
     13,619 Immobiliare Grande Distribuzione,
               expiring 11/17/14 (c)                  2,915
                                              -------------
            TOTAL RIGHTS -- 0.0%                      4,538
            (Cost $5,374)                     -------------


            MONEY MARKET FUNDS -- 0.0%
     44,352 Morgan Stanley Institutional
               Liquidity Fund - Treasury
               Portfolio - Institutional
               Class - 0.03% (e)                     44,352
            (Cost $44,352)                    -------------

            TOTAL INVESTMENTS -- 99.8%          108,695,246
            (Cost $92,995,056) (f)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.2%                  191,954
                                              -------------
            NET ASSETS -- 100.0%              $ 108,887,200
                                              =============


Page 36                    See Notes to Financial Statements

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)

SEPTEMBER 30, 2014

(a) Portfolio securities are categorized based upon their country of incorporation.

(b) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended. At September 30, 2014, securities noted as such are valued at $0 or 0.00% of net assets.

(c)   Non-income producing security.

(d) This is a restricted security which cannot be traded as a result of the in-specie distribution. It was acquired on August 6, 2009 at a cost of $0 and has a carrying value per share of $0.

(e)   Interest rate shown reflects yield as of September 30, 2014.

(f) Aggregate cost for federal income tax purposes is $96,321,425. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $14,978,176 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,604,355.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1       LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks:
   Australia        $   6,845,706    $     -- **  $      --
   Other Country
      Categories*     101,466,888          --            --
                    ---------------------------------------
Total Common
   Stocks             108,312,594          -- **         --
Investment
   Companies*             333,762          --            --
Money Market Funds         44,352          --            --
Rights*                     4,538          --            --
                    ---------------------------------------
Total Investments   $ 108,695,246    $     -- **  $      --
                    =======================================

 * See Portfolio of Investments for country breakout.
** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Real Estate Investment Trusts                      78.2%
Real Estate Management & Development               21.5
Health Care Providers & Services                    0.1
Money Market Funds                                  0.0+
Capital Markets                                     0.0+
-----------------------------------------------------------
TOTAL INVESTMENTS                                  99.8
NET OTHER ASSETS AND LIABILITIES                    0.2
                                                 -------
TOTAL                                             100.0%
                                                 =======
+ Amount is less than 0.1%.


                   See Notes to Financial Statements                     Page 37

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.6%
            AUSTRALIA -- 13.8%
  1,327,921 Adelaide Brighton Ltd.            $   3,732,140
    845,728 ALS Ltd.                              3,902,312
    174,265 Australia and New Zealand
               Banking Group Ltd.                 4,717,700
     70,640 Commonwealth Bank of Australia        4,656,597
  2,937,286 Metcash Ltd.                          6,763,674
    435,517 Mineral Resources Ltd.                3,317,455
    180,066 National Australia Bank Ltd.          5,130,148
    287,709 Orica Ltd.                            4,760,975
  1,676,088 Scentre Group (b)                     4,813,393
  1,788,942 Stockland                             6,186,913
    365,819 Suncorp Group Ltd.                    4,496,908
  1,458,448 Sydney Airport                        5,452,548
  1,189,147 Telstra Corp. Ltd.                    5,518,132
    111,973 Wesfarmers Ltd.                       4,133,278
    180,753 Westpac Banking Corp.                 5,086,418
    142,298 Woodside Petroleum Ltd.               5,058,310
                                              -------------
                                                 77,726,901
                                              -------------
            AUSTRIA -- 0.4%
     70,618 OMV AG                                2,376,589
                                              -------------
            BELGIUM -- 2.1%
    341,291 Belgacom S.A.                        11,880,287
                                              -------------
            BERMUDA -- 4.3%
    654,785 Catlin Group Ltd.                     5,541,019
    898,201 Lancashire Holdings Ltd.              9,319,099
    141,897 Seadrill Ltd.                         3,805,417
    424,157 VTech Holdings Ltd.                   5,233,101
                                              -------------
                                                 23,898,636
                                              -------------
            CANADA -- 7.7%
    124,388 BCE, Inc.                             5,318,935
    370,872 Canadian Oil Sands Ltd.               6,841,569
    179,090 Crescent Point Energy Corp.           6,463,519
    167,711 Emera, Inc.                           5,245,695
    208,250 Manitoba Telecom Services, Inc.       5,416,601
    180,353 Russel Metals, Inc.                   5,567,037
    114,300 TELUS Corp.                           3,902,703
     89,092 TransCanada Corp.                     4,588,443
                                              -------------
                                                 43,344,502
                                              -------------
            DENMARK -- 1.1%
     57,529 Tryg A/S                              5,973,946
                                              -------------
            FINLAND -- 4.2%
    261,734 Fortum Oyj                            6,383,595
    128,926 Konecranes Oyj                        3,468,510
    166,113 Metso Oyj                             5,916,647
    255,616 Nokian Renkaat Oyj                    7,709,838
                                              -------------
                                                 23,478,590
                                              -------------
            FRANCE -- 9.1%
    154,626 Bouygues S.A.                         5,012,411
    325,711 CNP Assurances                        6,133,847
    358,087 GDF Suez                              8,982,365
    142,848 Lagardere S.C.A.                      3,823,209
     88,868 Neopost S.A.                          6,531,556


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            FRANCE (CONTINUED)
    641,090 Orange S.A.                       $   9,639,873
     89,860 Total S.A.                            5,839,487
    214,034 Vivendi S.A.                          5,168,846
                                              -------------
                                                 51,131,594
                                              -------------
            GERMANY -- 5.8%
    326,967 Deutsche Telekom AG                   4,955,735
    263,106 K+S AG                                7,462,197
    344,697 ProSiebenSat.1 Media AG              13,735,984
    166,165 RWE AG                                6,475,719
                                              -------------
                                                 32,629,635
                                              -------------
            HONG KONG -- 2.5%
 13,481,156 PCCW Ltd.                             8,472,545
    920,073 Television Broadcasts Ltd.            5,492,107
                                              -------------
                                                 13,964,652
                                              -------------
            ITALY -- 2.0%
    211,730 Atlantia S.p.A.                       5,228,198
    255,820 Eni S.p.A.                            6,097,184
                                              -------------
                                                 11,325,382
                                              -------------
            JAPAN -- 0.7%
     98,700 Eisai Co., Ltd.                       3,991,197
                                              -------------
            NETHERLANDS -- 0.7%
     67,684 Koninklijke Boskalis Westminster
               N.V.                               3,811,088
                                              -------------
            NEW ZEALAND -- 2.6%
    561,018 Fletcher Building Ltd.                3,845,289
  4,668,751 Spark New Zealand Ltd.               10,824,673
                                              -------------
                                                 14,669,962
                                              -------------
            NORWAY -- 0.7%
    214,135 Fred Olsen Energy ASA                 3,932,905
                                              -------------
            PORTUGAL -- 1.4%
  1,848,862 EDP-Energias de Portugal S.A.         8,068,177
                                              -------------
            SINGAPORE -- 1.4%
    391,500 Keppel Corp. Ltd.                     3,222,348
  1,369,000 StarHub Ltd.                          4,421,322
                                              -------------
                                                  7,643,670
                                              -------------
            SPAIN -- 3.2%
    141,066 ACS Actividades de Construccion
               y Servicios S.A.                   5,420,065
    200,662 Gas Natural SDG S.A.                  5,907,861
    884,933 Mapfre S.A.                           3,134,089
    231,296 Telefonica S.A.                       3,580,176
                                              -------------
                                                 18,042,191
                                              -------------
            SWEDEN -- 3.4%
    160,758 NCC AB, Class B                       5,337,807
    253,172 Skanska AB, Class B                   5,238,162
     81,712 Svenska Handelsbanken AB,
               Class A                            3,844,405
    680,851 TeliaSonera AB                        4,710,100
                                              -------------
                                                 19,130,474
                                              -------------


Page 38                    See Notes to Financial Statements

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SWITZERLAND -- 2.2%
      9,238 Swisscom AG                       $   5,249,413
     24,411 Zurich Insurance Group AG             7,282,134
                                              -------------
                                                 12,531,547
                                              -------------
            UNITED KINGDOM -- 12.4%
    668,114 Amlin PLC                             4,700,680
     94,537 AstraZeneca PLC                       6,806,940
    619,405 BAE Systems PLC                       4,734,530
  1,127,859 Balfour Beatty PLC                    3,448,394
  6,801,591 Cable & Wireless Communications
               PLC                                5,171,348
  1,152,492 Carillion PLC                         5,690,996
     89,577 Ensco PLC, Class A                    3,700,426
    485,551 Halfords Group PLC                    3,735,008
  4,061,180 Ladbrokes PLC                         8,519,360
    188,460 Provident Financial PLC               6,525,907
    158,440 Royal Dutch Shell PLC, Class A        6,068,600
    153,521 Severn Trent PLC                      4,671,458
    460,349 United Utilities Group PLC            6,030,023
                                              -------------
                                                 69,803,670
                                              -------------
            UNITED STATES -- 17.9%
    136,472 Altria Group, Inc.                    6,269,524
     92,976 American Electric Power Co., Inc.     4,854,277
    146,000 AT&T, Inc.                            5,145,040
    147,192 CenterPoint Energy, Inc.              3,601,788
    207,069 CenturyLink, Inc.                     8,467,051
     77,341 Consolidated Edison, Inc.             4,382,141
     57,234 DTE Energy Co.                        4,354,363
     78,465 Eli Lilly and Co.                     5,088,455
    180,237 FirstEnergy Corp.                     6,050,556
    150,816 HollyFrontier Corp.                   6,587,643
     87,380 Integrys Energy Group, Inc.           5,663,972
     85,017 Lorillard, Inc.                       5,093,368
    909,365 PDL BioPharma, Inc.                   6,792,957
    299,730 Pepco Holdings, Inc.                  8,020,775
    293,520 R.R. Donnelley & Sons Co.             4,831,339
     93,750 SCANA Corp.                           4,650,937
    122,801 Southern (The) Co.                    5,360,264
    303,746 TECO Energy, Inc.                     5,279,105
                                              -------------
                                                100,493,555
                                              -------------
            TOTAL INVESTMENTS -- 99.6%          559,849,150
            (Cost $530,899,520) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.4%                2,342,568
                                              -------------
            NET ASSETS -- 100.0%              $ 562,191,718
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $538,634,370. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $50,458,967 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $29,244,187.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*      $ 559,849,150     $     --     $     --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                   See Notes to Financial Statements Page                     39

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

SEPTEMBER 30, 2014

                                                   % OF
INDUSTRY                                        NET ASSETS
-----------------------------------------------------------
Diversified Telecommunication Services             18.4%
Oil, Gas & Consumable Fuels                         8.9
Insurance                                           8.3
Electric Utilities                                  7.8
Multi-Utilities                                     7.7
Construction & Engineering                          6.0
Banks                                               4.2
Media                                               4.1
Pharmaceuticals                                     2.8
Chemicals                                           2.2
Energy Equipment & Services                         2.0
Tobacco                                             2.0
Real Estate Investment Trusts                       2.0
Food & Staples Retailing                            1.9
Water Utilities                                     1.9
Transportation Infrastructure                       1.9
Machinery                                           1.7
Hotels, Restaurants & Leisure                       1.5
Commercial Services & Supplies                      1.4
Auto Components                                     1.4
Construction Materials                              1.3
Biotechnology                                       1.2
Technology Hardware, Storage & Peripherals          1.2
Consumer Finance                                    1.2
Gas Utilities                                       1.1
Trading Companies & Distributors                    1.0
Communications Equipment                            0.9
Aerospace & Defense                                 0.8
Wireless Telecommunication Services                 0.8
Professional Services                               0.7
Specialty Retail                                    0.7
Industrial Conglomerates                            0.6
-----------------------------------------------------------
TOTAL INVESTMENTS                                  99.6
NET OTHER ASSETS AND LIABILITIES                    0.4
                                                  -------
TOTAL                                             100.0%
                                                  =======


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-----------------------------------------------------------
Euro                                               30.2%
United States Dollar                               18.6
Australian Dollar                                  13.9
British Pound Sterling                             13.4
Canadian Dollar                                     7.7
Hong Kong Dollar                                    3.4
Swedish Krona                                       3.4
New Zealand Dollar                                  2.6
Swiss Franc                                         2.2
Norwegian Krone                                     1.4
Singapore Dollar                                    1.4
Danish Krone                                        1.1
Japanese Yen                                        0.7
                                                  -------
TOTAL                                             100.0%
                                                  =======


Page 40                    See Notes to Financial Statements

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 100.0%
            AUSTRALIA -- 4.2%
     80,292 AGL Energy Ltd.                   $     951,857
 12,001,643 Infigen Energy (b)                    2,732,088
                                              -------------
                                                  3,683,945
                                              -------------
            BERMUDA -- 4.5%
 48,682,789 China WindPower Group Ltd. (b)        3,887,175
                                              -------------
            BRAZIL -- 0.7%
    234,265 Centrais Eletricas Brasileiras
               S.A., ADR                            632,515
                                              -------------
            CAYMAN ISLANDS -- 0.4%
    384,630 China High Speed Transmission
               Equipment Group Co., Ltd. (b)        312,564
                                              -------------
            CHINA -- 7.8%
  6,454,010 China Longyuan Power Group
               Corp., Class H                     6,308,678
    785,712 China Suntien Green Energy
               Corp., Class H                       196,305
    450,002 Harbin Electric Co., Ltd.,
               Class H                              270,644
                                              -------------
                                                  6,775,627
                                              -------------
            DENMARK -- 10.5%
  2,107,659 Greentech Energy Systems A/S (b)      3,558,332
    140,804 Vestas Wind Systems A/S (b)           5,504,533
                                              -------------
                                                  9,062,865
                                              -------------
            FRANCE -- 3.3%
     27,451 Alstom S.A. (b)                         938,923
  1,692,527 Theolia S.A. (b)                      1,902,604
                                              -------------
                                                  2,841,527
                                              -------------
            GERMANY -- 15.2%
     93,899 E. ON SE                              1,719,104
    268,289 Nordex SE (b)                         4,949,113
  1,135,951 PNE Wind AG                           3,489,362
     36,429 RWE AG                                1,419,697
     13,705 Siemens AG, ADR                       1,631,854
                                              -------------
                                                 13,209,130
                                              -------------
            GREECE -- 0.2%
     50,776 Terna Energy S.A.                       201,378
                                              -------------
            ITALY -- 1.1%
    379,987 Enel Green Power S.p.A.                 972,369
                                              -------------
            JAPAN -- 4.0%
    460,326 Japan Wind Development Co.,
               Ltd. (b)                           2,014,648
     94,800 Mitsui & Co., Ltd.                    1,494,931
                                              -------------
                                                  3,509,579
                                              -------------
            PORTUGAL -- 1.5%
    295,719 EDP-Energias de Portugal S.A.         1,290,477
                                              -------------
            SOUTH KOREA -- 0.3%
     55,823 Dongkuk Structure & Construction
               Co., Ltd.                            235,406
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPAIN -- 23.5%
      8,421 Acciona S.A. (b)                  $     630,301
    827,041 EDP Renovaveis S.A.                   5,734,853
     37,749 Endesa S.A.                           1,491,642
    475,408 Gamesa Corp. Tecnologica S.A. (b)     5,240,879
  1,011,512 Iberdrola S.A.                        7,243,976
                                              -------------
                                                 20,341,651
                                              -------------
            SWEDEN -- 5.6%
    629,793 Arise AB (b)                          1,483,714
    564,684 Eolus Vind AB, Class B                2,175,473
     56,468 SKF AB, Class B                       1,179,286
                                              -------------
                                                  4,838,473
                                              -------------
            SWITZERLAND -- 0.3%
      7,553 BKW AG                                  249,604
                                              -------------
            UNITED KINGDOM -- 3.8%
     35,445 BP PLC, ADR                           1,557,808
     22,755 Royal Dutch Shell PLC, Class A,
               ADR                                1,732,338
                                              -------------
                                                  3,290,146
                                              -------------
            UNITED STATES -- 13.1%
     77,400 AES (The) Corp.                       1,097,532
     17,622 Allegheny Technologies, Inc.            653,776
     19,061 Alliant Energy Corp.                  1,056,170
    179,587 Capstone Turbine Corp. (b)              192,158
     25,862 Duke Energy Corp.                     1,933,702
     39,099 Federal-Mogul Holdings Corp. (b)        581,402
     67,744 General Electric Co.                  1,735,601
     15,142 NextEra Energy, Inc.                  1,421,531
     29,939 NRG Energy, Inc.                        912,541
      9,611 Otter Tail Corp.                        256,325
     18,009 Trinity Industries, Inc.                841,381
     14,923 Woodward, Inc.                          710,633
                                              -------------
                                                 11,392,752
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%        86,727,183
            (Cost $85,168,577)

            MONEY MARKET FUNDS -- 0.0%
      1,125 Morgan Stanley Institutional
               Liquidity Fund - Treasury
               Portfolio - Institutional
               Class - 0.03% (c)                      1,125
            (Cost $1,125)                     -------------

            TOTAL INVESTMENTS -- 100.0%          86,728,308
            (Cost $85,169,702) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                   17,178
                                              -------------
            NET ASSETS -- 100.0%              $  86,745,486
                                              =============


                   See Notes to Financial Statements                     Page 41

FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

SEPTEMBER 30, 2014

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c)   Interest rate shown reflects yield as of September 30, 2014.

(d) Aggregate cost for federal income tax purposes is $88,363,674. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,583,302 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,218,668.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*      $  86,727,183     $     --      $    --
Money Market Funds          1,125           --           --
                    ---------------------------------------
Total Investments   $  86,728,308     $     --      $    --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.



                                                   % OF
INDUSTRY                                        NET ASSETS
-----------------------------------------------------------
Independent Power and Renewable Electricity
   Producers                                        28.7%
Electrical Equipment                                24.1
Electric Utilities                                  19.8
Construction & Engineering                           7.3
Multi-Utilities                                      5.9
Oil, Gas & Consumable Fuels                          4.0
Industrial Conglomerates                             3.9
Machinery                                            3.1
Trading Companies & Distributors                     1.7
Metals & Mining                                      0.8
Auto Components                                      0.7
Money Market Funds                                   0.0**
-----------------------------------------------------------
TOTAL INVESTMENTS                                  100.0
NET OTHER ASSETS AND LIABILITIES                     0.0**
                                                  -------
TOTAL                                              100.0%
                                                  =======
**Amount is less than 0.1%.


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-----------------------------------------------------------
Euro                                                42.9%
United States Dollar                                19.5
Hong Kong Dollar                                    12.7
Danish Krone                                        10.5
Swedish Krona                                        5.6
Australian Dollar                                    4.2
Japanese Yen                                         4.0
Swiss Franc                                          0.3
South Korean Won                                     0.3
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 42                    See Notes to Financial Statements

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 100.0%
            AUSTRALIA -- 1.6%
     15,449 Leighton Holdings Ltd.            $     261,059
                                              -------------
            CANADA -- 2.0%
      3,484 Aecon Group, Inc.                        47,191
      3,099 SNC-Lavalin Group, Inc.                 142,699
      2,306 Stantec, Inc.                           150,885
                                              -------------
                                                    340,775
                                              -------------
            CAYMAN ISLANDS -- 2.3%
    262,335 China State Construction
               International Holdings Ltd.          389,878
                                              -------------
            CHINA -- 6.0%
    681,409 China Communications
               Construction Co., Ltd.,
               Class H                              491,431
    973,926 China Railway Group Ltd.,
               Class H                              516,762
                                              -------------
                                                  1,008,193
                                              -------------
            FINLAND -- 0.3%
      6,451 YIT Oyj                                  49,784
                                              -------------
            FRANCE -- 4.5%
     11,126 Bouygues S.A.                           360,665
      5,880 Eiffage S.A.                            327,966
      1,064 Vinci S.A.                               61,826
                                              -------------
                                                    750,457
                                              -------------
            GERMANY -- 1.7%
      4,252 Hochtief AG                             292,747
                                              -------------
            JAPAN -- 26.2%
     38,000 CHIYODA Corp.                           419,585
     25,000 COMSYS Holdings Corp.                   431,046
     11,000 JGC Corp.                               300,287
     80,000 KAJIMA Corp.                            382,950
      8,000 KANDENKO Co., Ltd.                       40,410
     33,000 Kinden Corp.                            339,403
      7,000 Kumagai Gumi Co. Ltd. (b)                25,849
     21,400 KYOWA EXEO Corp.                        278,049
     38,000 Maeda Corp.                             304,554
     17,000 Maeda Road Construction Co.,
               Ltd.                                 264,436
     16,000 Nishimatsu Construction Co., Ltd.        72,359
     35,000 OBAYASHI Corp.                          239,663
     50,000 OKUMURA Corp.                           291,771
     65,000 Penta-Ocean Construction Co.,
               Ltd.                                 218,692
     26,000 SHIMIZU Corp.                           205,060
      3,800 SHO-BOND Holdings Co., Ltd.             147,946
     24,000 TAISEI Corp.                            135,455
     33,000 TODA Corp.                              165,790
      7,400 TOSHIBA Plant Systems &
               Services Corp.                       124,554
      5,000 Toyo Engineering Corp.                   21,427
                                              -------------
                                                  4,409,286
                                              -------------
            NETHERLANDS -- 10.1%
     15,425 Arcadis N.V.                            510,738
      6,597 Chicago Bridge & Iron Co. N.V.          381,636


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            NETHERLANDS (CONTINUED)
     58,111 Koninklijke BAM Groep N.V. (c)    $     171,750
      8,827 Koninklijke Boskalis Westminster
               N.V.                                 497,023
    269,680 Royal Imtech N.V. (b) (c)               132,842
                                              -------------
                                                  1,693,989
                                              -------------
            NORWAY -- 2.5%
    104,390 Akastor ASA                             420,013
                                              -------------
            PANAMA -- 1.1%
     32,701 McDermott International,
               Inc. (b) (c)                         187,050
                                              -------------
            PORTUGAL -- 0.0%
      1,126 Mota-Engil, SGPS, S.A.                    7,273
                                              -------------
            SPAIN -- 5.5%
     12,636 ACS Actividades de Construccion
               y Servicios S.A.                     485,503
      5,466 Obrascon Huarte Lain S.A.               182,849
     27,549 Sacyr S.A. (b)                          148,370
      2,062 Tecnicas Reunidas S.A.                  109,359
                                              -------------
                                                    926,081
                                              -------------
            SWEDEN -- 3.3%
      7,081 NCC AB, Class B                         235,117
     26,575 Peab AB                                 183,071
      6,982 Skanska AB, Class B                     144,459
                                              -------------
                                                    562,647
                                              -------------
            SWITZERLAND -- 2.2%
     11,740 Foster Wheeler AG                       371,219
                                              -------------
            UNITED KINGDOM -- 12.3%
     26,068 AMEC PLC                                466,549
    129,626 Balfour Beatty PLC                      396,328
     20,082 Galliford Try PLC                       412,155
     20,165 Keller Group PLC                        287,674
     23,543 WS Atkins PLC                           502,653
                                              -------------
                                                  2,065,359
                                              -------------
            UNITED STATES -- 18.4%
     17,305 AECOM Technology Corp. (b)              584,044
     14,289 Dycom Industries, Inc. (b)              438,815
      9,378 EMCOR Group, Inc.                       374,745
      5,324 Fluor Corp.                             355,590
     10,980 Granite Construction, Inc.              349,274
      6,568 Jacobs Engineering Group, Inc. (b)      320,650
     12,730 KBR, Inc.                               239,706
        974 Matrix Service Co. (b)                   23,493
      5,831 Quanta Services, Inc. (b)               211,607
      3,258 Tutor Perini Corp. (b)                   86,011
      1,981 URS Corp.                               114,125
                                              -------------
                                                  3,098,060
                                              -------------

            TOTAL COMMON STOCKS -- 100.0%        16,833,870
            (Cost $18,135,706)


                   See Notes to Financial Statements                     Page 43

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MONEY MARKET FUNDS -- 1.5%
    253,790 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.01% (d) (e)                  $     253,790
           (Cost $253,790)                    -------------

            TOTAL INVESTMENTS -- 101.5%          17,087,660
           (Cost $18,389,496) (f)
            NET OTHER ASSETS AND
               LIABILITIES -- (1.5)%               (246,278)
                                              -------------
            NET ASSETS -- 100.0%              $  16,841,382
                                              =============

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2F - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $244,658 and the total value of the collateral held by the Fund is $253,790.

(d)   Interest rate shown reflects yield as of September 30, 2014.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $18,407,105. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,210,007 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,529,452.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2       LEVEL 3
-----------------------------------------------------------
Common Stocks*      $  16,833,870     $     --      $    --
Money Market Funds        253,790           --           --
                    ---------------------------------------
Total Investments   $  17,087,660     $     --      $    --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.

-----------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-----------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     244,658
Non-cash Collateral(2)                             (244,658)
                                              -------------
Net Amount                                    $          --
                                              =============


(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At September 30, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                                                   % OF
INDUSTRY                                        NET ASSETS
-----------------------------------------------------------
Construction & Engineering                         88.9%
Energy Equipment & Services                         7.2
Professional Services                               3.9
Money Market Funds                                  1.5
-----------------------------------------------------------
TOTAL INVESTMENTS                                 101.5
NET OTHER ASSETS AND LIABILITIES                   (1.5)
                                                 -------
TOTAL                                             100.0%
                                                 =======


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-----------------------------------------------------------
Japanese Yen                                       25.8%
United States Dollar                               25.1
Euro                                               19.5
British Pound Sterling                             12.1
Hong Kong Dollar                                    8.3
Swedish Krona                                       3.3
Norwegian Krone                                     2.4
Canadian Dollar                                     2.0
Australian Dollar                                   1.5
                                                 -------
TOTAL                                             100.0%
                                                 =======


Page 44                    See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.8%
            CAYMAN ISLANDS -- 2.5%
    390,000 Wasion Group Holdings Ltd.        $     359,118
                                              -------------
            FRANCE -- 8.4%
      2,871 Alstom S.A. (b)                          98,198
        350 Saft Groupe S.A.                         11,909
     14,002 Schneider Electric SE                 1,075,268
                                              -------------
                                                  1,185,375
                                              -------------
            GERMANY -- 3.6%
      2,361 Siemens AG                              281,419
      8,553 SMA Solar Technology AG (b) (c)         225,781
                                              -------------
                                                    507,200
                                              -------------
            IRELAND -- 1.9%
      4,248 Eaton Corp. PLC                         269,196
                                              -------------
            ITALY -- 3.8%
     29,129 Prysmian S.p.A.                         541,204
                                              -------------
            JAPAN -- 5.9%
     34,000 NEC Corp.                               117,493
      3,000 NGK Insulators Ltd.                      71,447
     18,000 Osaki Electric Co., Ltd.                105,038
     24,200 Panasonic Corp.                         287,840
     55,000 TOSHIBA Corp.                           254,853
                                              -------------
                                                    836,671
                                              -------------
            SPAIN -- 8.6%
     14,053 Red Electrica Corp. S.A.              1,216,922
                                              -------------
            SWITZERLAND -- 8.3%
     52,161 ABB Ltd.                              1,173,582
                                              -------------
            UNITED KINGDOM -- 2.4%
     14,218 Melrose Industries PLC                   57,093
     19,865 National Grid PLC                       285,971
                                              -------------
                                                    343,064
                                              -------------
            UNITED STATES -- 54.4%
     29,857 Advanced Energy Industries,
               Inc. (b)                             561,013
     56,057 American Superconductor
               Corp. (b) (c)                         79,040
        341 AZZ, Inc.                                14,244
     11,039 Badger Meter, Inc.                      556,918
        329 Digi International, Inc. (b)              2,467
     22,345 EnerNOC, Inc. (b)                       378,971
        617 EnerSys                                  36,181
     22,579 Enphase Energy, Inc. (b)                338,459
     16,477 ESCO Technologies, Inc.                 573,070
     27,629 General Cable Corp.                     416,645
     11,416 General Electric Co.                    292,478
      3,114 Honeywell International, Inc.           289,976
        689 Hubbell, Inc., Class B                   83,045
     31,763 ITC Holdings Corp.                    1,131,716
     14,049 Itron, Inc. (b)                         552,266
      6,077 Johnson Controls, Inc.                  267,388
        847 MasTec, Inc. (b)                         25,935
     17,527 MYR Group, Inc. (b)                     422,050
     20,719 Pike Corp. (b)                          246,349


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            UNITED STATES (CONTINUED)
     16,894 PowerSecure International,
               Inc. (b)                       $     161,845
     32,646 Quanta Services, Inc. (b)             1,184,723
        320 Valmont Industries, Inc.                 43,178
        519 WESCO International, Inc. (b)            40,617
                                              -------------
                                                  7,698,574
                                              -------------
            TOTAL COMMON STOCKS -- 99.8%         14,130,906


            MONEY MARKET FUNDS -- 1.4%
    197,172 Goldman Sachs Financial Square
               Treasury Obligations Fund -
               Institutional Class -
               0.01% (d) (e)                        197,172
            (Cost $197,172)                   -------------

            TOTAL INVESTMENTS -- 101.2%          14,328,078
            (Cost $13,159,919) (f)
            NET OTHER ASSETS AND
               LIABILITIES -- (1.2)%               (176,550)
                                              -------------
            NET ASSETS -- 100.0%              $  14,151,528
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) All or a portion of this security is on loan. (See Note 2F - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $187,195 and the total value of the collateral held by the Fund is $197,172.

(d)   Interest rate shown reflects yield as of September 30, 2014.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for federal income tax purposes is $13,464,385. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,926,410 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,062,717.


                   See Notes to Financial Statements                     Page 45

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

SEPTEMBER 30, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1        LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*        $ 14,130,906    $       --    $     --
Money Market Funds         197,172            --          --
                      --------------------------------------
Total Investments     $ 14,328,078    $       --    $     --
                      ======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.

------------------------------------------------------------
OFFSETTING ASSETS AND LIABILITIES
The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

------------------------------------------------------------
SECURITIES LENDING AGENCY AGREEMENT

Total gross amount presented on the Statements
   of Assets and Liabilities(1)             $        187,195
Non-cash Collateral(2)                              (187,195)
                                            ----------------
Net Amount                                  $             --
                                            ================


(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At September 30, 2014, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                                                    % OF
INDUSTRY                                         NET ASSETS
------------------------------------------------------------
Electrical Equipment                                30.4%
Electric Utilities                                  16.6
Construction & Engineering                          13.3
Electronic Equipment, Instruments & Components      11.1
Industrial Conglomerates                             5.8
Semiconductors & Semiconductor Equipment             5.6
Machinery                                            5.3
Software                                             2.7
Aerospace & Defense                                  2.0
Household Durables                                   2.0
Multi-Utilities                                      2.0
Auto Components                                      1.9
Money Market Funds                                   1.4
Technology Hardware, Storage & Peripherals           0.8
Trading Companies & Distributors                     0.3
Communications Equipment                            0.0**
------------------------------------------------------------
TOTAL INVESTMENTS                                  101.2
NET OTHER ASSETS AND LIABILITIES                    (1.2)
                                                   -------
TOTAL                                              100.0%
                                                   =======

** Amount is less than 0.1%.


                                                 % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION                INVESTMENTS
------------------------------------------------------------
United States Dollar                                57.0%
Euro                                                24.1
Swiss Franc                                          8.2
Japanese Yen                                         5.8
Hong Kong Dollar                                     2.5
British Pound Sterling                               2.4
                                                   -------
TOTAL                                              100.0%
                                                   =======


Page 46                See Notes to Financial Statements

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 98.8%
            AUSTRALIA -- 4.5%
    520,070 Aditya Birla Minerals Ltd. (b)    $     113,837
    319,307 OZ Minerals Ltd.                      1,084,728
                                              -------------
                                                  1,198,565
                                              -------------
             CANADA -- 35.5%
    515,339 Capstone Mining Corp. (b)             1,035,325
    309,243 Copper Mountain Mining Corp. (b)        668,216
     98,377 First Quantum Minerals Ltd.           1,899,112
    119,901 HudBay Minerals, Inc.                 1,024,557
    132,739 Imperial Metals Corp. (b)             1,029,958
    270,294 Katanga Mining Ltd. (b)                  97,745
    308,791 Lundin Mining Corp. (b)               1,524,724
    320,711 Northern Dynasty Minerals Ltd. (b)      175,333
    398,195 Taseko Mines Ltd. (b)                   676,931
    339,270 Turquoise Hill Resources Ltd. (b)     1,275,349
                                              -------------
                                                  9,407,250
                                              -------------
            CHINA -- 4.9%
    793,739 Jiangxi Copper Co., Ltd., Class H     1,306,398
                                              -------------
            PERU -- 1.2%
     12,863 Sociedad Minera Cerro Verde
               S.A.A. (b)                           315,143
                                              -------------
            POLAND -- 4.9%
     34,162 KGHM Polska Miedz S.A.                1,305,370
                                              -------------
            RUSSIA -- 4.8%
     68,613 MMC Norilsk Nickel OJSC, ADR          1,279,632
                                              -------------
            TURKEY -- 3.0%
    452,740 Park Elektrik Uretim Madencilik
               Sanayi ve Ticaret A.S.               777,586
                                              -------------
            UNITED KINGDOM -- 24.8%
    172,838 Antofagasta PLC                       2,020,203
    294,920 Kazakhmys PLC (b)                     1,259,333
     40,991 Rio Tinto PLC, ADR                    2,015,937
     77,721 Vedanta Resources PLC                 1,258,076
                                              -------------
                                                  6,553,549
                                              -------------
            UNITED STATES -- 15.2%
     62,588 Freeport-McMoRan, Inc.                2,043,498
     67,116 Southern Copper Corp.                 1,989,990
                                              -------------
                                                  4,033,488
                                              -------------
            TOTAL INVESTMENTS -- 98.8%           26,176,981
            (Cost $35,368,221) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 1.2%                  308,646
                                              -------------
            NET ASSETS -- 100.0%              $  26,485,627
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $38,539,136. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,362,155.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1        LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $  26,176,981     $     --     $     --
                     =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
------------------------------------------------------------
Metals & Mining                                     98.8%
------------------------------------------------------------
TOTAL INVESTMENTS                                   98.8
NET OTHER ASSETS AND LIABILITIES                     1.2
                                                   -------
TOTAL                                              100.0%
                                                   =======


                   See Notes to Financial Statements                     Page 47

FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 97.9%
            BERMUDA -- 4.2%
  1,492,641 Aquarius Platinum Ltd. (b)        $     447,659
                                              -------------
            CANADA -- 12.9%
    343,350 Eastern Platinum Ltd. (b)               294,313
  1,850,790 North American Palladium Ltd. (b)       359,053
    574,866 Platinum Group Metals Ltd. (b)          508,163
    198,984 PolyMet Mining Corp. (b)                214,903
                                              -------------
                                                  1,376,432
                                              -------------
            CHINA -- 4.7%
  2,476,837 Xinjiang Xinxin Mining Industry
               Co., Ltd., Class H (b)               500,800
                                              -------------
            GUERNSEY -- 0.9%
     12,214 Zimplats Holdings Ltd. (b) (c)           96,460
                                              -------------
            HONG KONG -- 4.6%
  1,410,974 MMG Ltd.                                494,259
                                              -------------
            JAPAN -- 4.2%
     18,300 Furuya Metal Co., Ltd.                  450,346
                                              -------------
            RUSSIA -- 10.0%
     56,956 MMC Norilsk Nickel OJSC, ADR          1,062,229
                                              -------------
            SOUTH AFRICA -- 32.6%
     36,285 African Rainbow Minerals Ltd.           460,785
     14,234 Anglo American Platinum Ltd. (b)        461,849
    133,019 Impala Platinum Holdings Ltd. (b)     1,025,694
    140,457 Northam Platinum Ltd. (b)               458,366
     90,981 Royal Bafokeng Platinum Ltd. (b)        487,210
  6,738,344 Wesizwe Platinum Ltd. (b)               591,755
                                              -------------
                                                  3,485,659
                                              -------------
            UNITED KINGDOM -- 14.6%
     21,655 Johnson Matthey PLC                   1,024,738
    176,873 Lonmin PLC (b)                          532,755
                                              -------------
                                                  1,557,493
                                              -------------
            UNITED STATES -- 9.2%
     65,533 Stillwater Mining Co. (b)               984,961
                                              -------------
            TOTAL INVESTMENTS -- 97.9%           10,456,298
            (Cost $12,752,344) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 2.1%                  220,371
                                              -------------
            NET ASSETS -- 100.0%              $  10,676,669
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended. At September 30, 2014, securities noted as such are valued at $96,460 or 0.90% of net assets.

(d) Aggregate cost for federal income tax purposes is $14,598,657. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,142,359.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks:
   Bermuda          $     447,659  $         --  $        --
   Canada               1,376,432            --           --
   China                  500,800            --           --
   Guernsey                    --        96,460           --
   Hong Kong              494,259            --           --
   Japan                  450,346            --           --
   Russia               1,062,229            --           --
   South Africa         3,485,659            --           --
   United Kingdom       1,557,493            --           --
   United States          984,961            --           --
                    ----------------------------------------
Total Investments   $  10,359,838  $     96,460  $        --
                    ========================================

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
------------------------------------------------------------
Metals & Mining                                     84.1%
Chemicals                                            9.6
Semiconductors & Semiconductor Equipment             4.2
------------------------------------------------------------
TOTAL INVESTMENTS                                   97.9
NET OTHER ASSETS AND LIABILITIES                     2.1
                                                   -------
TOTAL                                              100.0%
                                                   =======


Page 48                    See Notes to Financial Statements

FIRST TRUST BICK INDEX FUND (BICK)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.9%
            BRAZIL -- 24.4%
     28,221 Ambev S.A., ADR                   $     184,848
     11,852 Banco Bradesco S.A., ADR                168,891
     14,107 Banco do Brasil S.A.                    146,732
     27,435 Banco Santander Brasil S.A., ADR        179,425
     13,352 BB Seguridade Participacoes S.A.        176,136
     34,525 BM&F BOVESPA S.A.                       158,397
      7,642 BRF S.A.                                182,328
     23,814 CCR S.A.                                164,419
      3,952 Cia Brasileira de Distribuicao
               (Preference Shares)                  173,257
     10,811 Cielo S.A.                              175,917
     26,026 Companhia Energetica de Minas
               Gerais, ADR                          162,142
      4,750 Embraer S.A., ADR                       186,295
     35,223 Gerdau S.A., ADR                        169,070
     12,390 Grupo BTG Pactual (Unit)                161,623
     11,815 Itau Unibanco Holding S.A., ADR         163,992
     43,457 Itausa-Investimentos Itau S.A.
               (Preference Shares)                  165,466
     45,589 JBS S.A.                                171,721
     29,020 Kroton Educacional S.A.                 182,342
     11,430 Natura Cosmeticos S.A.                  173,709
    289,236 Oi S.A. (Preference Shares) (b)         200,879
     11,440 Petroleo Brasileiro S.A., ADR           162,334
      8,789 Telefonica Brasil S.A., ADR             172,967
      6,358 Tim Participacoes S.A., ADR             166,580
      8,014 Ultrapar Participacoes S.A.             169,955
     15,234 Vale S.A., ADR                          167,726
                                              -------------
                                                  4,287,151
                                              -------------
            CAYMAN ISLANDS -- 7.8%
        860 Baidu, Inc., ADR (b)                    187,678
      2,926 Ctrip.com International Ltd.,
               ADR (b)                              166,080
      6,406 JD.com, Inc., ADR (b)                   165,403
      2,122 NetEase, Inc., ADR                      181,770
      2,351 Qihoo 360 Technology Co., Ltd.,
               ADR (b)                              158,622
     11,825 Tencent Holdings Ltd.                   175,894
        904 Vipshop Holdings Ltd., ADR (b)          170,865
      2,116 YY, Inc., ADR (b)                       158,467
                                              -------------
                                                  1,364,779
                                              -------------
            CHINA -- 14.9%
    404,152 Agricultural Bank of China Ltd.,
               Class H                              179,048
     52,324 Anhui Conch Cement Co., Ltd.,
               Class H                              167,117
    399,111 Bank of China Ltd., Class H             178,871
    251,252 China Construction Bank Corp.,
               Class H                              176,025
     62,837 China Life Insurance Co., Ltd.,
               Class H                              174,393
    100,525 China Merchants Bank Co., Ltd.,
               Class H                              171,925
    196,025 China Minsheng Banking Corp.,
               Ltd., Class H                        179,241


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CHINA (CONTINUED)
     49,400 China Pacific Insurance (Group)
               Co., Ltd., Class H             $     173,683
    184,619 China Petroleum & Chemical
               Corp., Class H                       161,679
     64,024 China Shenhua Energy Co., Ltd.,
               Class H                              178,512
    292,000 China Telecom Corp., Ltd.,
               Class H                              179,002
     45,638 Great Wall Motor Co., Ltd.,
               Class H                              177,207
    281,394 Industrial & Commercial Bank of
               China Ltd., Class H                  175,399
    138,703 PetroChina Co., Ltd., Class H           177,736
     22,665 Ping An Insurance (Group) Co. of
               China Ltd., Class H                  170,173
                                              -------------
                                                  2,620,011
                                              -------------
            HONG KONG -- 2.0%
    101,597 CNOOC Ltd.                              174,282
    118,776 Lenovo Group Ltd.                       176,829
                                              -------------
                                                    351,111
                                              -------------
            INDIA -- 20.9%
      7,999 Axis Bank Ltd., GDR                     243,890
      5,626 Dr. Reddy's Laboratories Ltd.,
               ADR                                  295,646
      5,590 HDFC Bank Ltd., ADR                     260,382
      5,169 ICICI Bank Ltd., ADR                    253,798
      4,621 Infosys Ltd., ADR                       279,524
     10,599 Larsen & Toubro Ltd., GDR               250,136
     12,081 Mahindra & Mahindra Ltd., GDR           267,957
     27,419 Ranbaxy Laboratories Ltd.,
               GDR (b)                              280,771
      8,255 Reliance Industries Ltd., GDR (c)       251,777
     14,760 Sesa Sterlite Ltd., ADR                 254,758
      3,208 State Bank of India, GDR                253,432
      5,831 Tata Motors Ltd., ADR                   254,873
     32,805 Tata Steel Ltd., GDR                    242,921
     23,196 Wipro Ltd., ADR                         282,063
                                              -------------
                                                  3,671,928
                                              -------------
            JERSEY -- 1.7%
     13,442 WNS Holdings Ltd., ADR (b)              302,579
                                              -------------
            MAURITIUS -- 1.4%
      9,192 MakeMyTrip Ltd. (b)                     255,813
                                              -------------
            SOUTH KOREA -- 25.3%
         96 Amorepacific Corp.                      217,609
      4,608 Hana Financial Group, Inc.              168,119
      1,406 Hyundai Heavy Industries Co., Ltd.      183,203
        708 Hyundai Mobis Co., Ltd.                 172,429
        882 Hyundai Motor Co.                       159,224
      2,471 Hyundai Steel Co.                       173,749
     10,929 Industrial Bank of Korea                165,191
      4,714 KB Financial Group, Inc.                172,210
      3,255 Kia Motors Corp.                        165,642
        729 LG Chem Ltd.                            176,507
      5,582 LG Display Co., Ltd. (b)                179,851
      2,698 LG Electronics, Inc.                    167,978


                   See Notes to Financial Statements                     Page 49

FIRST TRUST BICK INDEX FUND (BICK)

SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) (CONTINUED)
            SOUTH KOREA (CONTINUED)
        406 LG Household & Health Care Ltd.   $     195,065
        274 NAVER Corp.                             209,541
        537 POSCO                                   167,168
      2,629 Samsung C&T Corp.                       188,346
        162 Samsung Electronics Co., Ltd.           181,765
        713 Samsung Fire & Marine Insurance
               Co., Ltd.                            190,877
      7,307 Samsung Heavy Industries Co.,
               Ltd.                                 174,842
      1,780 Samsung Life Insurance Co., Ltd.        178,801
      1,320 Samsung SDI Co., Ltd.                   153,234
      3,716 Shinhan Financial Group Co., Ltd.       171,142
      4,359 SK Hynix, Inc. (b)                      193,114
      2,134 SK Innovation Co., Ltd.                 164,006
      5,996 SK Telecom Co., Ltd., ADR               181,919
                                              -------------
                                                  4,451,532
                                              -------------
            UNITED KINGDOM -- 1.5%
     15,958 Vedanta Resources PLC                   258,313
                                              -------------

            TOTAL INVESTMENTS -- 99.9%           17,563,217
            (Cost $17,112,533) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                   17,783
                                              -------------
            NET ASSETS -- 100.0%              $  17,581,000
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At September 30, 2014, securities noted as such amounted to $251,777 or 1.43% of net assets.

(d) Aggregate cost for federal income tax purposes is $18,846,930. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,215,778 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,499,491.

ADR   - American Depositary Receipt

GDR   - Global Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*      $  17,563,217     $     --    $      --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Banks                                               20.3%
Oil, Gas & Consumable Fuels                          8.2
Metals & Mining                                      8.2
Internet Software & Services                         6.1
Insurance                                            6.1
IT Services                                          5.9
Automobiles                                          5.8
Internet & Catalog Retail                            4.3
Pharmaceuticals                                      3.3
Diversified Telecommunication Services               3.1
Personal Products                                    2.2
Technology Hardware, Storage & Peripherals           2.0
Machinery                                            2.0
Food Products                                        2.0
Wireless Telecommunication Services                  2.0
Electronic Equipment, Instruments & Components       1.9
Construction & Engineering                           1.4
Household Products                                   1.1
Semiconductors & Semiconductor Equipment             1.1
Trading Companies & Distributors                     1.1
Aerospace & Defense                                  1.1
Beverages                                            1.1
Diversified Consumer Services                        1.0
Chemicals                                            1.0
Food & Staples Retailing                             1.0
Auto Components                                      1.0
Household Durables                                   1.0
Construction Materials                               1.0
Transportation Infrastructure                        0.9
Electric Utilities                                   0.9
Capital Markets                                      0.9
Diversified Financial Services                       0.9
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.9
NET OTHER ASSETS AND LIABILITIES                     0.1
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 50                    See Notes to Financial Statements

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.5%
            BERMUDA -- 1.5%
     12,040 Marvell Technology Group Ltd.     $     162,299
                                              -------------
            CANADA -- 5.9%
     34,001 BlackBerry Ltd. (b)                     337,970
     31,437 Celestica, Inc. (b)                     319,085
                                              -------------
                                                    657,055
                                              -------------
            CAYMAN ISLANDS -- 2.9%
    613,853 FIH Mobile Ltd. (b)                     319,384
                                              -------------
            CHINA -- 2.9%
     23,446 BYD Co., Ltd., Class H                  155,655
     74,378 ZTE Corp., Class H                      164,947
                                              -------------
                                                    320,602
                                              -------------
            FINLAND -- 3.1%
     41,353 Nokia Oyj, ADR                          349,846
                                              -------------
            FRANCE -- 2.7%
     49,114 Alcatel-Lucent, ADR (b)                 148,815
      5,069 Orange S.A.                              76,221
      2,950 Vivendi S.A.                             71,242
                                              -------------
                                                    296,278
                                              -------------
            GERMANY -- 0.7%
      5,131 Deutsche Telekom AG                      77,769
                                              -------------
            GUERNSEY -- 1.5%
      3,556 Amdocs Ltd.                             163,149
                                              -------------
            HONG KONG -- 0.7%
      6,426 China Mobile Ltd.                        74,275
                                              -------------
            ITALY -- 0.7%
     66,698 Telecom Italia S.p.A. (b)                76,451
                                              -------------
            JAPAN -- 9.8%
      1,334 KDDI Corp.                               80,192
      7,400 KYOCERA Corp.                           344,850
      4,400 NTT DOCOMO, Inc.                         73,437
      1,100 SoftBank Corp.                           77,118
     18,100 SONY Corp.                              328,581
     38,000 TOSHIBA Corp.                           176,080
                                              -------------
                                                  1,080,258
                                              -------------
            NETHERLANDS -- 2.8%
      1,706 Gemalto N.V.                            156,609
     19,948 STMicroelectronics N.V.                 154,196
                                              -------------
                                                    310,805
                                              -------------
            RUSSIA -- 0.5%
      4,169 Mobile TeleSystems OJSC, ADR             62,285
                                              -------------
            SINGAPORE -- 4.5%
      2,040 Avago Technologies Ltd.                 177,480
     31,352 Flextronics International
               Ltd. (b)                             323,553
                                              -------------
                                                    501,033
                                              -------------
            SOUTH KOREA -- 6.1%
      4,498 KT Corp., ADR                            72,913
      4,642 LG Electronics, Inc.                    289,011
        284 Samsung Electronics Co., Ltd.           318,651
                                              -------------
                                                    680,575
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPAIN -- 0.7%
      4,838 Telefonica S.A.                   $      74,886
                                              -------------
            SWEDEN -- 1.5%
     13,397 Telefonaktiebolaget LM Ericsson,
               Class B                              170,062
                                              -------------
            TAIWAN -- 8.3%
     75,243 HTC Corp. (b)                           326,504
    440,249 Inventec Corp.                          286,557
    295,596 Wistron Corp.                           301,723
                                              -------------
                                                    914,784
                                              -------------
            UNITED KINGDOM -- 0.7%
     22,401 Vodafone Group PLC                       74,228
                                              -------------
            UNITED STATES -- 42.0%
      2,930 Agilent Technologies, Inc.              166,951
      4,739 Altera Corp.                            169,561
      3,276 Analog Devices, Inc.                    162,129
      3,377 Apple, Inc.                             340,233
      2,200 AT&T, Inc.                               77,528
     14,053 Benchmark Electronics, Inc. (b)         312,117
      4,253 Broadcom Corp., Class A                 171,906
     11,047 CEVA, Inc. (b)                          148,472
      8,095 Ciena Corp. (b)                         135,348
      2,106 Crown Castle International Corp.        169,596
        288 Google, Inc., Class A (b)               169,462
        293 Google, Inc., Class C (b)               169,167
      5,422 Maxim Integrated Products, Inc.         163,961
      5,137 Micron Technology, Inc. (b)             175,994
      2,820 Motorola Solutions, Inc.                178,450
      6,178 OmniVision Technologies, Inc. (b)       163,470
      2,201 QUALCOMM, Inc.                          164,569
     13,431 RF Micro Devices, Inc. (b)              154,994
     14,741 Sanmina Corp. (b)                       307,497
      1,519 SBA Communications Corp.,
               Class A (b)                          168,457
      2,956 Skyworks Solutions, Inc.                171,596
     13,711 Sprint Corp. (b)                         86,928
      2,040 Synaptics, Inc. (b)                     149,328
      3,476 Texas Instruments, Inc.                 165,771
      8,105 TriQuint Semiconductor, Inc. (b)        154,562
      1,544 Verizon Communications, Inc.             77,185
      3,964 Xilinx, Inc.                            167,875
                                              -------------
                                                  4,643,107
                                              -------------

            TOTAL INVESTMENTS -- 99.5%           11,009,131
            (Cost $8,995,781) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.5%                   50,060
                                              -------------
            NET ASSETS -- 100.0%              $  11,059,191
                                              =============


                   See Notes to Financial Statements                     Page 51

FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

SEPTEMBER 30, 2014

(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $9,161,951. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,299,340 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $452,160.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS             LEVEL 1       LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $  11,009,131    $     --    $       --
                     =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Semiconductors & Semiconductor Equipment            23.6%
Electronic Equipment, Instruments & Components      17.4
Technology Hardware, Storage & Peripherals          17.3
Communications Equipment                            11.9
Wireless Telecommunication Services                  6.3
Household Durables                                   5.6
Diversified Telecommunication Services               5.5
Internet Software & Services                         3.0
Industrial Conglomerates                             1.6
Real Estate Investment Trusts                        1.5
Life Sciences Tools & Services                       1.5
IT Services                                          1.5
Software                                             1.4
Automobiles                                          1.4
---------------------------------------------------------
TOTAL INVESTMENTS                                   99.5
NET OTHER ASSETS AND LIABILITIES                     0.5
                                                  -------
TOTAL                                              100.0%
                                                  =======


Page 52                    See Notes to Financial Statements

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.7%
            BERMUDA -- 1.3%
    465,531 Brilliance China Automotive
              Holdings Ltd.                   $     812,971
                                              -------------
            CAYMAN ISLANDS -- 0.6%
    800,332 Geely Automobile Holdings Ltd.          334,981
      4,521 Kolao Holdings                           71,976
                                              -------------
                                                    406,957
                                              -------------
            CHINA -- 3.9%
    164,000 AviChina Industry & Technology
              Co., Ltd., Class H                    117,221
    115,577 BYD Co., Ltd., Class H                  767,303
    143,062 Chongqing Changan Automobile
              Co., Ltd., Class B                    307,318
    163,169 Dongfeng Motor Group Co., Ltd.,
              Class H                               268,136
    174,311 Great Wall Motor Co., Ltd.,
              Class H                               676,829
    373,436 Guangzhou Automobile Group
              Co., Ltd., Class H                    361,179
                                              -------------
                                                  2,497,986
                                              -------------
            FRANCE -- 4.9%
     64,714 Peugeot S.A. (b)                        830,044
     31,920 Renault S.A.                          2,312,167
                                              -------------
                                                  3,142,211
                                              -------------
            GERMANY -- 18.8%
     23,164 Bayerische Motoren Werke AG           2,487,468
     65,949 Daimler AG                            5,058,647
     25,825 Porsche Automobil Holding SE
              (Preference Shares)                 2,069,314
     12,012 Volkswagen AG (Preference
              Shares)                             2,494,251
                                              -------------
                                                 12,109,680
                                              -------------
            ITALY -- 2.3%
    147,685 Fiat S.p.A. (b)                       1,425,124
     28,206 Piaggio & C. S.p.A. (b)                  76,097
                                              -------------
                                                  1,501,221
                                              -------------
            JAPAN -- 38.1%
     35,300 Daihatsu Motor Co., Ltd.                560,358
     95,000 Fuji Heavy Industries Ltd.            3,140,825
    159,900 Honda Motor Co., Ltd.                 5,540,187
     90,000 Mazda Motor Corp.                     2,255,847
    104,500 Mitsubishi Motors Corp.               1,268,197
    281,100 Nissan Motor Co., Ltd.                2,739,876
     13,000 Nissan Shatai Co., Ltd.                 212,054
     71,000 Suzuki Motor Corp.                    2,353,504
     94,700 Toyota Motor Corp.                    5,580,543
     47,200 Yamaha Motor Co., Ltd.                  923,127
                                              -------------
                                                 24,574,518
                                              -------------
            MALAYSIA -- 0.6%
    112,314 UMW Holdings Berhad                     419,744


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOUTH KOREA -- 6.8%
     11,764 Hyundai Motor Co.                 $   2,123,707
     43,754 Kia Motors Corp.                      2,226,572
      7,174 Ssangyong Motor Co. (b)                  44,801
                                              -------------
                                                  4,395,080
                                              -------------
            TAIWAN -- 0.5%
    115,364 Sanyang Industrial Co., Ltd.            105,809
    145,903 Yulon Motor Co., Ltd.                   218,235
                                              -------------
                                                    324,044
                                              -------------
            UNITED STATES -- 21.9%
    310,549 Ford Motor Co.                        4,593,020
    155,364 General Motors Co.                    4,962,326
     36,676 Harley-Davidson, Inc.                 2,134,543
     10,023 Tesla Motors, Inc. (b)                2,432,382
                                              -------------
                                                 14,122,271
                                              -------------

            TOTAL COMMON STOCKS -- 99.7%         64,306,683
            (Cost $60,771,596)

            RIGHTS -- 0.0%
            ITALY -- 0.0%
    149,063 Fiat S.p.A., expiring
              10/30/14 (b) (c)                            0
            (Cost $0)

            TOTAL INVESTMENTS -- 99.7%           64,306,683
            (Cost $60,771,596) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.3%                   174,091
                                              -------------
            NET ASSETS -- 100.0%              $  64,480,774
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with the provisions of the Investment Company Act of 1940, as amended. At September 30, 2014, securities noted as such are valued at $0 or 0.00% of net assets.

(d) Aggregate cost for federal income tax purposes is $61,461,971. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,113,894 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,269,182.

                   See Notes to Financial Statements                     Page 53

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

SEPTEMBER 30, 2014

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $ 64,306,683    $      --     $      --
Rights*                        --           -- **         --
                     ---------------------------------------
Total Investments    $ 64,306,683    $      -- **  $      --
                     =======================================

 * See Portfolio of Investments for country breakout.
** Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                   % OF
INDUSTRY                                        NET ASSETS
-----------------------------------------------------------
Automobiles                                        99.1%
Auto Components                                     0.3
Aerospace & Defense                                 0.2
Specialty Retail                                    0.1
-----------------------------------------------------------
TOTAL INVESTMENTS                                  99.7
NET OTHER ASSETS AND LIABILITIES                    0.3
                                                 -------
TOTAL                                             100.0%
                                                 =======


                                                % OF TOTAL
CURRENCY EXPOSURE DIVERSIFICATION               INVESTMENTS
-----------------------------------------------------------
Japanese Yen                                       38.2%
Euro                                               26.0
United States Dollar                               22.0
South Korean Won                                    6.9
Hong Kong Dollar                                    5.7
Malaysian Ringgit                                   0.7
New Taiwan Dollar                                   0.5
                                                 -------
TOTAL                                             100.0%
                                                 =======


Page 54                    See Notes to Financial Statements

FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2014

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (a) -- 99.9%
            BELGIUM -- 0.6%
     58,175 EVS Broadcast Equipment S.A.      $   2,029,472
                                              -------------
            CANADA -- 3.7%
    227,058 Open Text Corp.                      12,583,554
                                              -------------
            GERMANY -- 3.0%
    143,199 SAP SE, ADR                          10,333,240
                                              -------------
            INDIA -- 0.9%
    252,529 Wipro Ltd., ADR                       3,070,753
                                              -------------
            ISRAEL -- 0.9%
     44,238 Check Point Software
               Technologies Ltd. (b)              3,063,039
                                              -------------
            UNITED STATES -- 90.8%
    135,997 Activision Blizzard, Inc.             2,827,378
     43,570 Adobe Systems, Inc. (b)               3,014,608
    184,891 Akamai Technologies, Inc. (b)        11,056,482
     33,336 Amazon.com, Inc. (b)                 10,748,860
     91,615 Apple, Inc.                           9,230,211
    616,178 Aruba Networks, Inc. (b)             13,297,121
  1,071,775 Brightcove, Inc. (b)                  5,980,504
    100,603 CA, Inc.                              2,810,848
    440,431 Cisco Systems, Inc.                  11,085,648
    408,666 EMC Corp.                            11,957,567
     52,795 Equinix, Inc. (b)                    11,217,882
     96,862 F5 Networks, Inc. (b)                11,501,394
    168,666 Facebook, Inc., Class A (b)          13,331,361
      9,710 Google, Inc., Class A (b)             5,713,461
      9,851 Google, Inc., Class C (b)             5,687,573
    237,857 Hewlett-Packard Co.                   8,436,788
    302,186 Informatica Corp. (b)                10,346,849
     45,807 International Business Machines
               Corp.                              8,695,543
     36,854 Intuit, Inc.                          3,230,253
     59,152 j2 Global, Inc.                       2,919,743
    442,404 Juniper Networks, Inc.                9,799,249
    202,839 Microsoft Corp.                       9,403,616
    305,058 NetApp, Inc.                         13,105,292
     25,439 Netflix, Inc. (b)                    11,477,568
     71,308 NetScout Systems, Inc. (b)            3,265,906
    131,256 NetSuite, Inc. (b)                   11,752,662
    258,159 Oracle Corp.                          9,882,326
    222,950 Polycom, Inc. (b)                     2,738,941
    292,511 Rackspace Hosting, Inc. (b)           9,521,233
    209,523 Red Hat, Inc. (b)                    11,764,716
    200,301 salesforce.com, Inc. (b)             11,523,316
    250,539 Teradata Corp. (b)                   10,502,595
    522,755 TIBCO Software, Inc. (b)             12,352,701
    114,454 VMware, Inc., Class A (b)            10,740,363
  3,509,208 Zynga, Inc., Class A (b)              9,474,862
                                              -------------
                                                310,395,420
                                              -------------

            TOTAL INVESTMENTS -- 99.9%          341,475,478
            (Cost $315,147,776) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                  275,540
                                              -------------
            NET ASSETS -- 100.0%              $ 341,751,018
                                              =============


(a) Portfolio securities are categorized based upon their country of incorporation.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $318,575,077. As of September 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $39,981,146 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,080,745.

ADR   - American Depositary Receipt

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of September 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS            LEVEL 1        LEVEL 2      LEVEL 3
-----------------------------------------------------------
Common Stocks*       $341,475,478    $      --    $      --
                    =======================================

* See Portfolio of Investments for country breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at September 30, 2014.


                                                    % OF
INDUSTRY                                         NET ASSETS
-----------------------------------------------------------
Software                                            40.5%
Internet Software & Services                        19.1
Communications Equipment                            14.8
Technology Hardware, Storage & Peripherals          12.5
IT Services                                          6.5
Internet & Catalog Retail                            6.5
-----------------------------------------------------------
TOTAL INVESTMENTS                                   99.9
NET OTHER ASSETS AND LIABILITIES                     0.1
                                                  -------
TOTAL                                              100.0%
                                                  =======


                   See Notes to Financial Statements                     Page 55

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2014


                                                                                                           FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN            DEVELOPED MARKETS
                                                                            SELECT DIVIDEND                REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                        (FFR)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................      $  167,094,221              $  108,695,246
Cash ..................................................................                  --                       5,122
Foreign currency, at value ............................................                  --                      24,531
Receivables:
   Capital shares sold ................................................                  --                          --
   Investment securities sold .........................................                  --                         554
   Reclaims ...........................................................             282,141                      41,466
   Dividends ..........................................................             252,396                     308,778
   Interest ...........................................................                   6                           4
   Currency receivable ................................................                  --                          --
   Securities lending income ..........................................                  --                          --
Prepaid expenses ......................................................               1,633                       1,654
                                                                             --------------              --------------
   TOTAL ASSETS .......................................................         167,630,397                 109,077,355
                                                                             --------------              --------------

LIABILITIES:
Due to custodian ......................................................                  --                          --
Due to custodian foreign currency .....................................               4,573                          --
Payables:
   Capital shares redeemed ............................................                  --                          --
   Investment securities purchased ....................................                  --                      40,808
   Investment advisory fees ...........................................              45,085                      22,617
   Audit and tax fees .................................................              22,925                      26,501
   Printing fees ......................................................              12,336                      14,133
   Licensing fees .....................................................                  --                      34,745
   Collateral for securities on loan ..................................                  --                          --
   Currency payable ...................................................                  --                          --
   Trustees' fees .....................................................                  --                          33
Other liabilities .....................................................              65,102                      51,318
                                                                             --------------              --------------
   TOTAL LIABILITIES ..................................................             150,021                     190,155
                                                                             --------------              --------------

NET ASSETS ............................................................      $  167,480,376              $  108,887,200
                                                                             ==============              ==============

NET ASSETS CONSIST OF:
Paid-in capital .......................................................      $  180,391,654              $   97,588,169
Par value .............................................................             124,033                      26,500
Accumulated net investment income (loss) ..............................                  --                  (1,690,716)
Accumulated net realized gain (loss) on investments and
   foreign currency transactions ......................................         (12,611,161)                 (2,731,203)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation .......................................            (424,150)                 15,694,450
                                                                             --------------              --------------
NET ASSETS ............................................................      $  167,480,376              $  108,887,200
                                                                             ==============              ==============

NET ASSET VALUE, per share ............................................      $        13.50              $        41.09
                                                                             ==============              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................          12,403,334                   2,650,002
                                                                             ==============              ==============
Investments, at cost ..................................................      $  167,492,855              $   92,995,056
                                                                             ==============              ==============
Foreign currency, at cost (proceeds) ..................................      $       (4,584)             $       24,542
                                                                             ==============              ==============
Securities on loan, at value ..........................................      $           --              $           --
                                                                             ==============              ==============


Page 56                    See Notes to Financial Statements


                                                                              FIRST TRUST                 FIRST TRUST
               FIRST TRUST                 FIRST TRUST                         ISE GLOBAL               NASDAQ(R) CLEAN
            DOW JONES GLOBAL                ISE GLOBAL                        ENGINEERING              EDGE(R) SMART GRID
             SELECT DIVIDEND               WIND ENERGY                      AND CONSTRUCTION             INFRASTRUCTURE
               INDEX FUND                   INDEX FUND                         INDEX FUND                  INDEX FUND
                  (FGD)                       (FAN)                              (FLM)                       (GRID)
          ----------------------      ----------------------             ----------------------      ----------------------

              $  559,849,150              $   86,728,308                     $   17,087,660              $   14,328,078
                          --                          --                             32,036                      39,535
                          --                          --                                 --                          --

                     402,326                          --                                 --                   1,768,932
                  11,951,240                      21,026                            294,005                          --
                     885,669                      89,277                              7,183                       6,147
                   2,207,630                      63,525                             27,931                       9,446
                          46                           7                                 --                          --
                          --                          --                                  2                          --
                          --                          --                              2,710                         486
                       1,546                       1,292                              1,269                          22
              --------------              --------------                     --------------              --------------
                 575,297,607                  86,903,435                         17,452,796                  16,152,646
              --------------              --------------                     --------------              --------------


                     244,998                          --                                 --                          --
                     136,245                       1,244                              1,104                       1,173

                   4,001,168                      21,025                                 --                          --
                   8,164,730                          --                            301,354                   1,755,403
                     148,498                      20,502                             10,103                       9,324
                      26,501                      25,751                             25,751                      25,751
                      45,225                      14,474                              2,921                       2,546
                      89,683                      27,662                              5,417                       2,914
                          --                          --                            253,790                     197,172
                      27,737                          --                                 --                          --
                          75                          70                                 11                          15
                     221,029                      47,221                             10,963                       6,820
              --------------              --------------                     --------------              --------------
                  13,105,889                     157,949                            611,414                   2,001,118
              --------------              --------------                     --------------              --------------

              $  562,191,718              $   86,745,486                     $   16,841,382              $   14,151,528
              ==============              ==============                     ==============              ==============


              $  544,987,940              $  148,940,864                     $   22,756,156              $   16,666,363
                     211,000                      75,000                              3,500                       4,000
                   1,317,520                      30,530                              2,370                       4,933

                 (13,138,690)                (63,853,760)                        (4,618,052)                 (3,691,674)

                  28,813,948                   1,552,852                         (1,302,592)                  1,167,906
              --------------              --------------                     --------------              --------------
              $  562,191,718              $   86,745,486                     $   16,841,382              $   14,151,528
              ==============              ==============                     ==============              ==============

              $        26.64              $        11.57                     $        48.12              $        35.38
              ==============              ==============                     ==============              ==============

                  21,100,002                   7,500,002                            350,002                     400,002
              ==============              ==============                     ==============              ==============
              $  530,899,520              $   85,169,702                     $   18,389,496              $   13,159,919
              ==============              ==============                     ==============              ==============
              $     (134,783)             $       (1,227)                    $       (1,166)             $       (1,188)
              ==============              ==============                     ==============              ==============
              $           --              $           --                     $      244,658              $      187,195
              ==============              ==============                     ==============              ==============


                   See Notes to Financial Statements                     Page 57

FIRST TRUST EXCHANGE-TRADED FUND II

SEPTEMBER 30, 2014

                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                  ISE GLOBAL
                                                                                 COPPER                     PLATINUM
                                                                               INDEX FUND                  INDEX FUND
                                                                                  (CU)                       (PLTM)
                                                                         ----------------------      ----------------------
ASSETS:
Investments, at value .................................................      $   26,176,981              $   10,456,298
Cash ..................................................................               5,534                          --
Foreign currency, at value ............................................                  --                       3,300
Receivables:
   Capital shares sold ................................................                  --                          --
   Investment securities sold .........................................             230,691                     228,976
   Reclaims ...........................................................              57,336                       3,238
   Dividends ..........................................................              47,067                      16,402
   Interest ...........................................................                  --                          --
   Currency receivable ................................................             108,100                          33
   Securities lending income ..........................................                  --                          --
Prepaid expenses ......................................................                  --                          --
                                                                             --------------              --------------
   TOTAL ASSETS .......................................................          26,625,709                  10,708,247
                                                                             --------------              --------------

LIABILITIES:
Due to custodian ......................................................                  --                      24,756
Due to custodian foreign currency .....................................             112,479                          --
Payables:
   Capital shares redeemed ............................................                  --                          --
   Investment securities purchased ....................................              11,100                          --
   Investment advisory fees ...........................................              16,503                       6,822
   Audit and tax fees .................................................                  --                          --
   Printing fees ......................................................                  --                          --
   Licensing fees .....................................................                  --                          --
   Collateral for securities on loan ..................................                  --                          --
   Currency payable ...................................................                  --                          --
   Trustees' fees .....................................................                  --                          --
Other liabilities .....................................................                  --                          --
                                                                             --------------              --------------
   TOTAL LIABILITIES ..................................................             140,082                      31,758
                                                                             --------------              --------------

NET ASSETS ............................................................      $   26,485,627              $   10,676,669
                                                                             ==============              ==============

NET ASSETS CONSIST OF:
Paid-in capital .......................................................      $   77,188,743              $   23,501,080
Par value .............................................................              12,500                       9,500
Accumulated net investment income (loss) ..............................              (3,928)                     11,480
Accumulated net realized gain (loss) on investments and
   foreign currency transactions ......................................         (41,519,512)                (10,549,433)
Net unrealized appreciation (depreciation) on investments and
   foreign currency translation .......................................          (9,192,176)                 (2,295,958)
                                                                             --------------              --------------
NET ASSETS ............................................................      $   26,485,627              $   10,676,669
                                                                             ==============              ==============

NET ASSET VALUE, per share ............................................      $        21.19              $        11.24
                                                                             ==============              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) .............................           1,250,002                     950,002
                                                                             ==============              ==============
Investments, at cost ..................................................      $   35,368,221              $   12,752,344
                                                                             ==============              ==============
Foreign currency, at cost (proceeds) ..................................      $     (112,577)             $        3,246
                                                                             ==============              ==============
Securities on loan, at value ..........................................      $           --              $           --
                                                                             ==============              ==============


Page 58                    See Notes to Financial Statements


                                           FIRST TRUST                        FIRST TRUST                 FIRST TRUST
               FIRST TRUST                  NASDAQ CEA                       NASDAQ GLOBAL                 ISE CLOUD
                   BICK                     SMARTPHONE                            AUTO                     COMPUTING
                INDEX FUND                  INDEX FUND                         INDEX FUND                  INDEX FUND
                  (BICK)                      (FONE)                             (CARZ)                      (SKYY)
          ----------------------      ----------------------             ----------------------      ----------------------

              $   17,563,217              $   11,009,131                     $   64,306,683              $  341,475,478
                     265,379                      21,851                             33,829                     246,627
                       7,231                      17,292                                 --                          --

                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                         708                             13,484                      33,296
                      28,044                       7,831                            166,182                     168,735
                          --                          --                                 --                          --
                          --                       8,932                                 --                          --
                          --                          55                                 --                          --
                          --                          --                                 --                          --
              --------------              --------------                     --------------              --------------
                  17,863,871                  11,065,800                         64,520,178                 341,924,136
              --------------              --------------                     --------------              --------------


                          --                          --                                 --                          --
                          --                          --                              1,152                       1,273

                          --                          --                                 --                          --
                     272,956                          --                                 --                          --
                       9,915                       6,609                             38,252                     171,845
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
              --------------              --------------                     --------------              --------------
                     282,871                       6,609                             39,404                     173,118
              --------------              --------------                     --------------              --------------

              $   17,581,000              $   11,059,191                     $   64,480,774              $  341,751,018
              ==============              ==============                     ==============              ==============


              $   28,165,504              $   10,845,576                     $   61,801,844              $  320,417,897
                       7,000                       3,000                             17,000                     125,000
                      39,263                       8,004                            147,765                       7,076

                 (11,081,442)                 (1,810,710)                        (1,019,367)                 (5,126,355)

                     450,675                   2,013,321                          3,533,532                  26,327,400
              --------------              --------------                     --------------              --------------
              $   17,581,000              $   11,059,191                     $   64,480,774              $  341,751,018
              ==============              ==============                     ==============              ==============

              $        25.12              $        36.86                     $        37.93              $        27.34
              ==============              ==============                     ==============              ==============

                     700,002                     300,002                          1,700,002                  12,500,002
              ==============              ==============                     ==============              ==============
              $   17,112,533              $    8,995,781                     $   60,771,596              $  315,147,776
              ==============              ==============                     ==============              ==============
              $        7,228              $       17,285                     $       (1,175)             $       (1,348)
              ==============              ==============                     ==============              ==============
              $           --              $           --                     $           --              $           --
              ==============              ==============                     ==============              ==============


                   See Notes to Financial Statements                     Page 59

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2014

                                                                                                          FIRST TRUST
                                                                              FIRST TRUST               FTSE EPRA/NAREIT
                                                                           STOXX(R) EUROPEAN           DEVELOPED MARKETS
                                                                            SELECT DIVIDEND               REAL ESTATE
                                                                               INDEX FUND                  INDEX FUND
                                                                                 (FDD)                       (FFR)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................      $    6,858,395              $    3,364,315
Foreign tax withholding ...............................................            (365,576)                   (168,661)
Interest ..............................................................                  43                          55
Securities lending income (net of fees) ...............................                  --                          --
                                                                             --------------              --------------
   Total investment income ............................................           6,492,862                   3,195,709
                                                                             --------------              --------------

EXPENSES:
Investment advisory fees ..............................................             472,349                     418,830
Licensing fees ........................................................              93,875                     125,652
Accounting and administration fees ....................................              63,615                      79,525
Printing fees .........................................................              27,329                      24,070
Audit and tax fees ....................................................              23,239                      26,815
Custodian fees ........................................................              21,225                      34,310
Registration and filing fees ..........................................              14,257                       1,496
Legal fees ............................................................              11,587                       9,137
Listing fees ..........................................................               8,494                       8,494
Trustees' fees and expenses ...........................................               6,081                       5,939
Transfer agent fees ...................................................               5,902                       5,220
Expenses previously waived or reimbursed ..............................                  --                          --
Excise tax ............................................................                  --                          --
Other expenses ........................................................               2,929                       7,241
                                                                             --------------              --------------
   Total expenses .....................................................             750,882                     746,729
   Less fees waived and expenses reimbursed by
     the investment advisor ...........................................             (42,359)                   (118,485)
                                                                             --------------              --------------
   Net expenses .......................................................             708,523                     628,244
                                                                             --------------              --------------

NET INVESTMENT INCOME (LOSS) ..........................................           5,784,339                   2,567,465
                                                                             --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................            (122,237)                    766,264
   In-kind redemptions ................................................                  --                   1,159,228
   Foreign currency transactions ......................................             (77,464)                    (13,514)
                                                                             --------------              --------------
Net realized gain (loss) ..............................................            (199,701)                  1,911,978
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................          (3,891,165)                    914,658
   Foreign currency translation .......................................             (30,577)                     (6,630)
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) ..................          (3,921,742)                    908,028
                                                                             --------------              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................          (4,121,443)                  2,820,006
                                                                             --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................      $    1,662,896              $    5,387,471
                                                                             ==============              ==============


Page 60                See Notes to Financial Statements

                                                                              FIRST TRUST                 FIRST TRUST
               FIRST TRUST                 FIRST TRUST                         ISE GLOBAL               NASDAQ(R) CLEAN
             DOW JONES GLOBAL               ISE GLOBAL                        ENGINEERING              EDGE(R) SMART GRID
             SELECT DIVIDEND               WIND ENERGY                      AND CONSTRUCTION             INFRASTRUCTURE
                INDEX FUND                  INDEX FUND                         INDEX FUND                  INDEX FUND
                  (FGD)                       (FAN)                              (FLM)                       (GRID)
          ----------------------      ----------------------             ----------------------      ----------------------

              $   27,575,741              $    1,950,793                     $      476,919              $      290,912
                  (2,016,923)                   (178,105)                           (48,760)                    (16,905)
                         313                         107                                 --                          --
                          --                          --                             23,975                      12,076
              --------------              --------------                     --------------              --------------
                  25,559,131                   1,772,795                            452,134                     286,083
              --------------              --------------                     --------------              --------------


                   1,980,297                     388,367                             90,424                      53,213
                     302,713                      97,092                             22,606                      11,973
                     257,940                      53,428                             18,241                       9,459
                      72,347                      34,765                             10,225                       9,636
                      26,815                      26,065                             26,065                      26,065
                     117,787                      38,540                              8,459                       5,238
                      27,056                       4,182                                 --                         125
                      48,371                      11,314                              2,195                       1,242
                       7,776                      10,254                             10,254                       7,479
                      13,111                       5,843                              4,441                       4,257
                      24,721                       4,851                              1,126                         663
                      75,731                          --                                 --                          --
                          --                          --                                 --                          --
                      15,781                       2,839                              1,993                       1,332
              --------------              --------------                     --------------              --------------
                   2,970,446                     677,540                            196,029                     130,682

                          --                     (94,990)                           (37,787)                    (37,559)
              --------------              --------------                     --------------              --------------
                   2,970,446                     582,550                            158,242                      93,123
              --------------              --------------                     --------------              --------------

                  22,588,685                   1,190,245                            293,892                     192,960
              --------------              --------------                     --------------              --------------



                     889,554                    (493,640)                           133,480                     450,027
                   5,532,511                   8,750,944                          1,521,326                     512,605
                    (106,643)                    (27,783)                            (2,323)                     (1,669)
              --------------              --------------                     --------------              --------------
                   6,315,422                   8,229,521                          1,652,483                     960,963
              --------------              --------------                     --------------              --------------

                     (56,989)                 (1,190,916)                        (1,244,648)                   (435,117)
                    (159,573)                     (5,622)                              (983)                       (841)
              --------------              --------------                     --------------              --------------
                    (216,562)                 (1,196,538)                        (1,245,631)                   (435,958)
              --------------              --------------                     --------------              --------------

                   6,098,860                   7,032,983                            406,852                     525,005
              --------------              --------------                     --------------              --------------


              $   28,687,545              $    8,223,228                     $      700,744              $      717,965
              ==============              ==============                     ==============              ==============


                   See Notes to Financial Statements                     Page 61

FIRST TRUST EXCHANGE-TRADED FUND II

FOR THE YEAR ENDED SEPTEMBER 30, 2014

                                                                              FIRST TRUST                 FIRST TRUST
                                                                               ISE GLOBAL                  ISE GLOBAL
                                                                                 COPPER                     PLATINUM
                                                                               INDEX FUND                  INDEX FUND
                                                                                  (CU)                       (PLTM)
                                                                         ----------------------      ----------------------
INVESTMENT INCOME:
Dividends .............................................................      $      801,477              $      158,577
Foreign tax withholding ...............................................             (56,653)                    (23,006)
Interest ..............................................................                  --                          --
Securities lending income (net of fees) ...............................                  --                          --
                                                                             --------------              --------------
   Total investment income ............................................             744,824                     135,571
                                                                             --------------              --------------

EXPENSES:
Investment advisory fees ..............................................             213,558 (a)                  80,580 (a)
Licensing fees ........................................................                  --                          --
Accounting and administration fees ....................................                  --                          --
Printing fees .........................................................                  --                          --
Audit and tax fees ....................................................                  --                          --
Custodian fees ........................................................                  --                          --
Registration and filing fees ..........................................                  --                          --
Legal fees ............................................................                  --                          --
Listing fees ..........................................................                  --                          --
Trustees' fees and expenses ...........................................                  --                          --
Transfer agent fees ...................................................                  --                          --
Expenses previously waived or reimbursed ..............................                  --                          --
Excise tax ............................................................               1,870                       1,970
Other expenses ........................................................                  --                          --
                                                                             --------------              --------------
   Total expenses .....................................................             215,428                      82,550
   Less fees waived and expenses reimbursed by the investment
      advisor .........................................................                  --                          --
                                                                             --------------              --------------
   Net expenses .......................................................             215,428                      82,550
                                                                             --------------              --------------

NET INVESTMENT INCOME (LOSS)                                                        529,396                      53,021
                                                                             --------------              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ........................................................         (10,721,118)                 (1,562,062)
   In-kind redemptions ................................................             741,359                     583,177
   Foreign currency transactions ......................................               1,828                        (408)
                                                                             --------------              --------------
Net realized gain (loss) ..............................................          (9,977,931)                   (979,293)
                                                                             --------------              --------------

Net change in unrealized appreciation (depreciation) on:
   Investments ........................................................           8,760,828                    (615,574)
   Foreign currency translation .......................................              (5,659)                        200
                                                                             --------------              --------------
Net change in unrealized appreciation (depreciation) ..................           8,755,169                    (615,374)
                                                                             --------------              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ...............................          (1,222,762)                 (1,594,667)
                                                                             --------------              --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................................      $     (693,366)             $   (1,541,646)
                                                                             ==============              ==============


(a) Fund is subject to a unitary fee (See Note 3 in the Notes to Financial Statements).


Page 62                    See Notes to Financial Statements

                                           FIRST TRUST                        FIRST TRUST                 FIRST TRUST
               FIRST TRUST                  NASDAQ CEA                       NASDAQ GLOBAL                 ISE CLOUD
                   BICK                     SMARTPHONE                            AUTO                     COMPUTING
                INDEX FUND                  INDEX FUND                         INDEX FUND                  INDEX FUND
                  (BICK)                      (FONE)                             (CARZ)                      (SKYY)
          ----------------------      ----------------------             ----------------------      ----------------------

              $      401,382              $      216,932                     $    1,269,486              $    1,772,774
                     (31,117)                    (20,508)                          (121,697)                    (48,037)
                          --                          --                                 --                          --
                          --                       6,783                             52,605                          --
              --------------              --------------                     --------------              --------------
                     370,265                     203,207                          1,200,394                   1,724,737
              --------------              --------------                     --------------              --------------


                     118,980 (a)                  73,915 (a)                        408,966 (a)               1,485,515 (a)
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
                          --                          --                                 --                          --
              --------------              --------------                     --------------              --------------
                     118,980                      73,915                            408,966                   1,485,515
                          --                          --                                 --                          --

              --------------              --------------                     --------------              --------------
                     118,980                      73,915                            408,966                   1,485,515
              --------------              --------------                     --------------              --------------

                     251,285                     129,292                            791,428                     239,222
              --------------              --------------                     --------------              --------------



                  (1,245,039)                    402,258                           (527,204)                 (1,412,953)
                      57,867                          --                          1,420,040                   9,566,326
                       3,272                      (1,388)                            (4,839)                        443
              --------------              --------------                     --------------              --------------
                  (1,183,900)                    400,870                            887,997                   8,153,816
              --------------              --------------                     --------------              --------------


                   2,183,410                   1,025,589                         (2,579,122)                  9,290,396
                        (151)                        (70)                            (2,608)                       (302)
              --------------              --------------                     --------------              --------------
                   2,183,259                   1,025,519                         (2,581,730)                  9,290,094
              --------------              --------------                     --------------              --------------

                     999,359                   1,426,389                         (1,693,733)                 17,443,910
              --------------              --------------                     --------------              --------------


              $    1,250,644              $    1,555,681                     $     (902,305)             $   17,683,132
              ==============              ==============                     ==============              ==============


                   See Notes to Financial Statements                     Page 63

FIRST TRUST EXCHANGE-TRADED FUND II

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               FIRST TRUST
                                                                                            STOXX(R) EUROPEAN
                                                                                             SELECT DIVIDEND
                                                                                                INDEX FUND
                                                                                                  (FDD)
                                                                            --------------------------------------------------
                                                                                   For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                  9/30/2014                   9/30/2013
                                                                            ----------------------      ----------------------
OPERATIONS:
   Net investment income (loss) ...........................................     $    5,784,339              $    1,716,730
   Net realized gain (loss) ...............................................           (199,701)                   (754,138)
   Net change in unrealized appreciation (depreciation) ...................         (3,921,742)                  4,700,378
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations .....................................................          1,662,896                   5,662,970
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................................         (5,813,996)                 (1,669,212)
   Return of capital ......................................................                 --                          --
                                                                                --------------              --------------
   Total distributions to shareholders ....................................         (5,813,996)                 (1,669,212)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ..............................................        113,339,048                  40,152,278
   Cost of shares redeemed ................................................                 --                  (1,941,642)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .......................................        113,339,048                  38,210,636
                                                                                --------------              --------------
   Total increase (decrease) in net assets ................................        109,187,948                  42,204,394

NET ASSETS:
   Beginning of period ....................................................         58,292,428                  16,088,034
                                                                                --------------              --------------
   End of period ..........................................................     $  167,480,376              $   58,292,428
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period ....................................................     $           --              $       83,918
                                                                                ==============              ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period ................................          4,503,334                   1,353,334
   Shares sold ............................................................          7,900,000                   3,300,000
   Shares redeemed ........................................................                 --                    (150,000)
                                                                                --------------              --------------
   Shares outstanding, end of period ......................................         12,403,334                   4,503,334
                                                                                ==============              ==============


Page 64                    See Notes to Financial Statements

                 FIRST TRUST                               FIRST TRUST                               FIRST TRUST
              FTSE EPRA/NAREIT                              DOW JONES                                    ISE
        DEVELOPED MARKETS REAL ESTATE                GLOBAL SELECT DIVIDEND                      GLOBAL WIND ENERGY
                 INDEX FUND                                INDEX FUND                                INDEX FUND
                    (FFR)                                     (FGD)                                     (FAN)
----------------------------------------   ---------------------------------------   ---------------------------------------



     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2014             9/30/2013            9/30/2014            9/30/2013            9/30/2014            9/30/2013
------------------    ------------------   ------------------   ------------------   ------------------   ------------------


 $      2,567,465      $      2,611,776     $     22,588,685     $     14,976,392     $      1,190,245     $        244,367
        1,911,978             6,591,675            6,315,422            1,526,749            8,229,521          (11,517,684)
          908,028               403,743             (216,562)          22,239,416           (1,196,538)          24,264,584
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        5,387,471             9,607,194           28,687,545           38,742,557            8,223,228           12,991,267
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


       (2,813,427)           (4,593,163)         (22,845,557)         (15,554,673)          (1,163,700)            (290,875)
               --                    --                   --                   --                   --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
       (2,813,427)           (4,593,163)         (22,845,557)         (15,554,673)          (1,163,700)            (290,875)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


       10,617,461            17,945,519          228,317,635          148,331,410           43,509,786           32,597,140
       (3,968,174)          (19,860,513)         (30,585,554)         (19,131,020)         (27,965,655)          (2,018,008)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        6,649,287            (1,914,994)         197,732,081          129,200,390           15,544,131           30,579,132
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        9,223,331             3,099,037          203,574,069          152,388,274           22,603,659           43,279,524


       99,663,869            96,564,832          358,617,649          206,229,375           64,141,827           20,862,303
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $    108,887,200      $     99,663,869     $    562,191,718     $    358,617,649     $     86,745,486     $     64,141,827
 ================      ================     ================     ================     ================     ================

 $     (1,690,716)     $     (1,895,754)    $      1,317,520     $       (305,805)    $         30,530     $          1,863
 ================      ================     ================     ================     ================     ================



        2,500,002             2,550,002           14,000,002            8,750,002            6,150,002            3,100,002
          250,000               450,000            8,200,000            6,050,000            3,650,000            3,350,000
         (100,000)             (500,000)          (1,100,000)            (800,000)          (2,300,000)            (300,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        2,650,002             2,500,002           21,100,002           14,000,002            7,500,002            6,150,002
 ================      ================     ================     ================     ================     ================


                   See Notes to Financial Statements                     Page 65

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                               FIRST TRUST
                                                                                                ISE GLOBAL
                                                                                       ENGINEERING AND CONSTRUCTION
                                                                                                INDEX FUND
                                                                                                  (FLM)
                                                                            --------------------------------------------------
                                                                                    For the                     For the
                                                                                  Year Ended                  Year Ended
                                                                                   9/30/2014                   9/30/2013
                                                                            ----------------------      ----------------------

OPERATIONS:
   Net investment income (loss) ...........................................     $      293,892              $      299,837
   Net realized gain (loss) ...............................................          1,652,483                    (873,823)
   Net change in unrealized appreciation (depreciation) ...................         (1,245,631)                  4,423,998
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations .....................................................            700,744                   3,850,012
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................................           (371,592)                   (305,197)
   Return of capital ......................................................                 --                          --
                                                                                --------------              --------------
   Total distributions to shareholders ....................................           (371,592)                   (305,197)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ..............................................          7,426,539                          --
   Cost of shares redeemed ................................................         (7,687,048)                 (4,362,667)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .......................................           (260,509)                 (4,362,667)
                                                                                --------------              --------------
   Total increase (decrease) in net assets ................................             68,643                    (817,852)

NET ASSETS:
   Beginning of period ....................................................         16,772,739                  17,590,591
                                                                                --------------              --------------
   End of period ..........................................................     $   16,841,382              $   16,772,739
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period ....................................................     $        2,370              $       11,201
                                                                                ==============              ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period ................................            350,002                     450,002
   Shares sold ............................................................            150,000                          --
   Shares redeemed ........................................................           (150,000)                   (100,000)
                                                                                --------------              --------------
   Shares outstanding, end of period ......................................            350,002                     350,002
                                                                                ==============              ==============


Page 66                    See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
        NASDAQ(R) CLEAN EDGE(R)                          ISE GLOBAL                                ISE GLOBAL
       SMART GRID INFRASTRUCTURE                           COPPER                                   PLATINUM
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (GRID)                                     (CU)                                     (PLTM)
----------------------------------------   ---------------------------------------   ---------------------------------------


     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2014             9/30/2013            9/30/2014            9/30/2013            9/30/2014            9/30/2013
------------------    ------------------   ------------------   ------------------   ------------------   ------------------



 $        192,960      $        170,376     $        529,396     $        909,610     $         53,021     $         37,923
          960,963              (112,362)          (9,977,931)         (10,758,179)            (979,293)          (4,003,081)
         (435,958)            2,057,965            8,755,169            1,391,860             (615,374)           2,481,076
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

          717,965             2,115,979             (693,366)          (8,456,709)          (1,541,646)          (1,484,082)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (214,306)             (150,721)           (521,850)             (978,626)            (245,350)             (24,315)
               --                    --             (61,191)                   --                   --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (214,306)             (150,721)            (583,041)            (978,626)            (245,350)             (24,315)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


        3,676,957             1,591,536            1,304,114            1,122,002            4,723,285            4,504,955
       (1,869,682)           (4,741,882)          (6,788,099)          (2,721,723)          (3,845,222)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        1,807,275            (3,150,346)          (5,483,985)          (1,599,721)             878,063            4,504,955
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        2,310,934            (1,185,088)          (6,760,392)         (11,035,056)            (908,933)           2,996,558


       11,840,594            13,025,682           33,246,019           44,281,075           11,585,602            8,589,044
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     14,151,528      $     11,840,594     $     26,485,627     $     33,246,019     $     10,676,669     $     11,585,602
 ================      ================     ================     ================     ================     ================

 $          4,933      $         27,948     $         (3,928)    $        (42,943)    $         11,480     $         28,954
 ================      ================     ================     ================     ================     ================



          350,002               450,002            1,500,002            1,550,002              900,002              600,002
          100,000                50,000               50,000               50,000              350,000              300,000
          (50,000)             (150,000)            (300,000)            (100,000)            (300,000)                  --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          400,002               350,002            1,250,002            1,500,002              950,002              900,002
 ================      ================     ================     ================     ================     ================


                   See Notes to Financial Statements                     Page 67

FIRST TRUST EXCHANGE-TRADED FUND II

                                                                                              FIRST TRUST
                                                                                                 BICK
                                                                                              INDEX FUND
                                                                                                (BICK)
                                                                            --------------------------------------------------
                                                                                    For the                   For the
                                                                                  Year Ended                Year Ended
                                                                                   9/30/2014                 9/30/2013
                                                                            ----------------------      ----------------------

OPERATIONS:
   Net investment income (loss) ...........................................     $      251,285              $      455,457
   Net realized gain (loss) ...............................................         (1,183,900)                 (3,063,173)
   Net change in unrealized appreciation (depreciation) ...................          2,183,259                   3,179,657
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from operations .....................................................          1,250,644                     571,941
                                                                                --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ..................................................           (293,611)                   (456,300)
   Return of capital ......................................................                 --                          --
                                                                                --------------              --------------
   Total distributions to shareholders ....................................           (293,611)                   (456,300)
                                                                                --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold ..............................................                 --                          --
   Cost of shares redeemed ................................................         (2,298,434)                (26,631,596)
                                                                                --------------              --------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions .......................................         (2,298,434)                (26,631,596)
                                                                                --------------              --------------
   Total increase (decrease) in net assets ................................         (1,341,401)                (26,515,955)

NET ASSETS:
   Beginning of period ....................................................         18,922,401                  45,438,356
                                                                                --------------              --------------
   End of period ..........................................................     $   17,581,000              $   18,922,401
                                                                                ==============              ==============
   Accumulated net investment income (loss)
      at end of period ....................................................     $       39,263              $        5,616
                                                                                ==============              ==============


CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period ................................            800,002                   1,900,002
   Shares sold ............................................................                 --                          --
   Shares redeemed ........................................................           (100,000)                 (1,100,000)
                                                                                --------------              --------------
   Shares outstanding, end of period                                                   700,002                     800,002
                                                                                ==============              ==============


Page 68                    See Notes to Financial Statements

              FIRST TRUST                                FIRST TRUST                               FIRST TRUST
                 NASDAQ                                    NASDAQ                                      ISE
             CEA SMARTPHONE                              GLOBAL AUTO                             CLOUD COMPUTING
               INDEX FUND                                INDEX FUND                                INDEX FUND
                 (FONE)                                    (CARZ)                                    (SKYY)
----------------------------------------   ---------------------------------------   ---------------------------------------


     For the               For the              For the              For the              For the              For the
    Year Ended            Year Ended           Year Ended           Year Ended           Year Ended           Year Ended
    9/30/2014             9/30/2013            9/30/2014            9/30/2013            9/30/2014            9/30/2013
------------------    ------------------   ------------------   ------------------   ------------------   ------------------



 $        129,292      $        119,964     $        791,428     $        194,959     $        239,222     $         41,417
          400,870              (289,365)             887,997             (348,537)           8,153,816            1,839,425
        1,025,519             3,802,094           (2,581,730)           6,957,922            9,290,094           18,605,016
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

        1,555,681             3,632,693             (902,305)           6,804,344           17,683,132           20,485,858
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


         (125,341)             (123,106)            (734,741)            (139,330)            (193,005)             (12,480)
               --                    --                   --                   --                   --                   --
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
         (125,341)             (123,106)            (734,741)            (139,330)            (193,005)             (12,480)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------


               --                    --           23,473,108           34,935,628          222,781,454           44,566,249
               --            (6,592,761)          (3,859,611)                  --          (21,496,268)         (18,552,069)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------

               --            (6,592,761)          19,613,497           34,935,628          201,285,186           26,014,180
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
        1,430,340            (3,083,174)          17,976,451           41,600,642          218,775,313           46,487,558


        9,628,851            12,712,025           46,504,323            4,903,681          122,975,705           76,488,147
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
 $     11,059,191      $      9,628,851     $     64,480,774     $     46,504,323     $    341,751,018     $    122,975,705
 ================      ================     ================     ================     ================     ================

 $          8,004      $          5,441     $        147,765     $         88,335     $          7,076     $        (39,584)
 ================      ================     ================     ================     ================     ================



          300,002               550,002            1,200,002              200,002            5,000,002            3,850,002
               --                    --              600,000            1,000,000            8,300,000            2,050,000
               --              (250,000)            (100,000)                  --             (800,000)            (900,000)
 ----------------      ----------------     ----------------     ----------------     ----------------     ----------------
          300,002               300,002            1,700,002            1,200,002           12,500,002            5,000,002
 ================      ================     ================     ================     ================     ================


                   See Notes to Financial Statements                     Page 69

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST STOXX(R) EUROPEAN SELECT DIVIDEND INDEX FUND (FDD)

                                                FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    12.94        $    11.89       $    11.63        $    13.09        $    13.81
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.58              0.46             0.64              0.67              0.56
Net realized and unrealized gain (loss)              0.57              1.06             0.23             (1.46)            (0.73)
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     1.15              1.52             0.87             (0.79)            (0.17)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.59)            (0.47)           (0.61)            (0.67)            (0.55)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    13.50        $    12.94       $    11.89        $    11.63        $    13.09
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                     8.68%            13.29%            7.73%            (6.70)%           (0.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  167,480        $   58,292       $   16,088        $    8,762        $    6,589
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.64%             0.90%            1.67%             1.93%             2.35%
Ratio of net expenses to average net assets          0.60%             0.60%            0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
     average net assets                              4.90%             5.09%            5.98%             5.09%             3.98%
Portfolio turnover rate (b)                            32%               32%              31%               27%               54%


FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND (FFR)


                                                FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    39.87        $    37.87       $    30.00        $    33.85        $    30.48
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         1.05              0.95             0.99              1.05              1.24
Net realized and unrealized gain (loss)              1.27              2.80             7.96             (3.64)             3.84
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     2.32              3.75             8.95             (2.59)             5.08
                                               ----------        ----------       ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (1.10)            (1.75)           (1.08)            (1.26)            (1.71)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    41.09        $    39.87       $    37.87        $    30.00        $    33.85
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                     5.86%            10.02%           30.22%            (8.17)%           17.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  108,887        $   99,664       $   96,565        $   61,508        $   45,693
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.71%             0.68%            0.74%             0.86%             1.10%
Ratio of net expenses to average net assets          0.60%             0.60%            0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
     average net assets                              2.45%             2.42%            2.67%             2.29%             2.81%
Portfolio turnover rate (b)                            12%               13%               8%               11%               11%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 70                    See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND (FGD)

                                                FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    25.62        $    23.57       $    21.09        $    22.43        $    21.33
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         1.21              1.18             1.16              1.05              0.94
Net realized and unrealized gain (loss)              1.02              2.10             2.47             (1.31)             1.17
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     2.23              3.28             3.63             (0.26)             2.11

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (1.21)            (1.23)           (1.15)            (1.08)            (1.01)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    26.64        $    25.62       $    23.57        $    21.09        $    22.43
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                     8.56%            14.39%           17.58%            (1.57)%           10.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  562,192        $  358,618       $  206,229        $   95,940        $   37,008
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60%             0.61%            0.63%             0.74%             0.97%
Ratio of net expenses to average net assets          0.60%             0.60%            0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
     average net assets                              4.56%             5.19%            5.41%             5.21%             4.37%
Portfolio turnover rate (b)                            33%               20%              21%               22%               51%


FIRST TRUST ISE GLOBAL WIND ENERGY INDEX FUND (FAN)

                                                FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    10.43        $     6.73       $     8.13        $    10.28        $    16.27
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.14              0.08             0.09              0.06              0.08
Net realized and unrealized gain (loss)              1.14              3.71            (1.40)            (2.15)            (5.71)
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     1.28              3.79            (1.31)            (2.09)            (5.63)
                                               ----------        ----------       ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.14)            (0.09)           (0.09)               --             (0.35)
Return of capital                                      --                --               --             (0.06)            (0.01)
                                               ----------        ----------       ----------        ----------        ----------
Total distributions                                 (0.14)            (0.09)           (0.09)            (0.06)            (0.36)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    11.57        $    10.43       $     6.73        $     8.13        $    10.28
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                    12.17%            56.63%          (16.14)%          (20.47)%          (35.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   86,745        $   64,142       $   20,862        $   35,347        $   54,505
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.70%             0.84%            0.67%             0.76%             0.81%
Ratio of net expenses to average net assets          0.60%             0.60%            0.60%             0.60%             0.60%
Ratio of net investment income (loss) to
     average net assets                              1.23%             0.91%            1.12%             0.84%             0.80%
Portfolio turnover rate (b)                            24%               19%              57%               35%               24%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                   See Notes to Financial Statements                     Page 71

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL ENGINEERING AND CONSTRUCTION INDEX FUND (FLM)

                                                FOR THE           FOR THE          FOR THE           FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    47.92        $    39.09       $    33.80        $    39.56        $    39.76
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.62              0.85             0.62              0.67              0.57
Net realized and unrealized gain (loss)              0.42              8.83             5.38             (5.77)            (0.25)
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     1.04              9.68             6.00             (5.10)             0.32

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.84)            (0.85)           (0.71)            (0.66)            (0.52)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    48.12        $    47.92       $    39.09        $    33.80        $    39.56
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                     2.06%            25.04%           17.93%           (13.30)%            1.03%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   16,841        $   16,773       $   17,591        $   30,419        $   31,644
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.87%             0.89%            0.71%             0.80%             0.92%
Ratio of net expenses to average net assets          0.70%             0.70%            0.70%             0.70%             0.70%
Ratio of net investment income (loss) to
     average net assets                              1.30%             1.77%            1.66%             1.83%             1.33%
Portfolio turnover rate (b)                            41%               24%              22%               22%               26%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) SMART GRID INFRASTRUCTURE INDEX FUND (GRID)

                                                                                                                    FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE           FOR THE        11/16/2009 (c)
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    33.83        $    28.95       $    24.25        $    30.33        $    30.00
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.51              0.48             0.26              0.25              0.11
Net realized and unrealized gain (loss)              1.61              4.82             4.76             (6.16)             0.34
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     2.12              5.30             5.02             (5.91)             0.45
                                               ----------        ----------       ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.57)            (0.42)           (0.32)            (0.17)            (0.11)
Return of capital                                      --                --               --                --             (0.01)
                                               ----------        ----------       ----------        ----------        ----------
Total distributions                                 (0.57)            (0.42)           (0.32)            (0.17)            (0.12)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    35.38        $    33.83       $    28.95        $    24.25        $    30.33
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (a)                                     6.19%            18.44%           20.82%           (19.63)%            1.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   14,152        $   11,841       $   13,026        $   18,187        $   31,848
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.98%             1.11%            0.79%             0.85%             0.99%(d)
Ratio of net expenses to average net assets          0.70%             0.70%            0.70%             0.70%             0.70%(d)
Ratio of net investment income (loss) to
     average net assets                              1.45%             1.38%            0.78%             0.71%             0.47%(d)
Portfolio turnover rate (b)                            35%               44%              46%               28%               50%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Inception date.

(d)   Annualized.


Page 72                    See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ISE GLOBAL COPPER INDEX FUND (CU)

                                                                                                                    FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE           FOR THE        3/11/2010 (a)
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    22.16        $    28.57       $    26.31        $    33.54        $    30.00
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.41              0.61             0.70              1.23              0.07
Net realized and unrealized gain (loss)             (0.92)            (6.37)            2.95             (7.88)             3.53
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                    (0.51)            (5.76)            3.65             (6.65)             3.60

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.41)            (0.65)           (1.39)            (0.58)            (0.06)
Return of capital                                   (0.05)               --               --                --                --
                                               ----------        ----------       ----------        ----------        ----------
Total distributions                                 (0.46)            (0.65)           (1.39)            (0.58)            (0.06)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    21.19        $    22.16       $    28.57        $    26.31        $    33.54
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (b)                                    (2.38)%          (20.27)%          13.82%           (20.50)%           12.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   26,486        $   33,246       $   44,281        $   55,258        $   25,156
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.71% (d)         0.70%            0.70%             0.70%             0.70%(c)
Ratio of net expenses to average net assets          0.71% (d)         0.70%            0.70%             0.70%             0.70%(c)
Ratio of net investment income (loss) to
     average net assets                              1.74%             2.34%            1.79%             1.85%             0.58%(c)
Portfolio turnover rate (e)                            28%               46%              46%               41%               22%


FIRST TRUST ISE GLOBAL PLATINUM INDEX FUND (PLTM)

                                                                                                                    FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE           FOR THE        3/11/2010 (a)
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    12.87        $    14.32       $    19.15        $    29.29        $    30.00
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.09              0.05             0.07              0.19              0.09
Net realized and unrealized gain (loss)             (1.43)            (1.47)           (4.62)           (10.27)            (0.72)
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                    (1.34)            (1.42)           (4.55)           (10.08)            (0.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.29)            (0.03)           (0.28)            (0.06)            (0.08)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    11.24        $    12.87       $    14.32        $    19.15        $    29.29
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (b)                                   (10.64)%           (9.84)%         (24.08)%          (34.49)%           (2.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 00's)            $   10,677        $   11,586       $    8,589        $    7,660        $    7,322
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.72% (d)         0.70%            0.70%             0.70%             0.70%(c)
Ratio of net expenses to average net assets          0.72% (d)         0.70%            0.70%             0.70%             0.70%(c)
Ratio of net investment income (loss) to
     average net assets                              0.46%             0.38%            0.50%             0.44%             0.66%(c)
Portfolio turnover rate (e)                            43%               46%              64%               41%               29%

(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                   See Notes to Financial Statements                     Page 73

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST BICK INDEX FUND (BICK)

                                                                                                                    FOR THE PERIOD
                                                FOR THE           FOR THE       FOR THE              FOR THE        4/12/2010 (a)
                                               YEAR ENDED        YEAR ENDED     YEAR ENDED          YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013      9/30/2012           9/30/2011         9/30/2010
                                             --------------    --------------   --------------    --------------    --------------
Net asset value, beginning of period           $    23.65        $    23.91       $    22.21        $    31.16        $    30.00
                                               ----------        ----------       ----------        ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.35              0.41             0.35              0.72              0.15
Net realized and unrealized gain (loss)              1.53            (0.26)             1.80             (8.98)             1.09
                                               ----------        ----------       ----------        ----------        ----------
Total from investment operations                     1.88              0.15             2.15             (8.26)             1.24
                                               ----------        ----------       ----------        ----------        ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.41)            (0.41)           (0.43)            (0.69)            (0.08)
Return of capital                                      --                --            (0.02)               --                --
                                               ----------        ----------       ----------        ----------        ----------
Total distributions                                 (0.41)            (0.41)           (0.45)            (0.69)            (0.08)
                                               ----------        ----------       ----------        ----------        ----------
Net asset value, end of period                 $    25.12        $    23.65       $    23.91        $    22.21        $    31.16
                                               ==========        ==========       ==========        ==========        ==========
TOTAL RETURN (b)                                     7.92%             0.69%            9.78%           (27.18)%            4.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   17,581        $   18,922       $   45,438        $   41,089        $   28,043
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.64%             0.64%            0.64%             0.64%             0.70%(c)
Ratio of net expenses to average net assets          0.64%             0.64%            0.64%             0.64%             0.70%(c)
Ratio of net investment income (loss) to
      average net assets                             1.35%             1.39%            1.46%             1.11%             1.71%(c)
Portfolio turnover rate (d)                           126%               56%              55%               96%               32%


FIRST TRUST NASDAQ CEA SMARTPHONE INDEX FUND (FONE)

                                                                                                  FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE        2/17/2011 (a)
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011
                                             --------------    --------------   --------------    --------------
Net asset value, beginning of period           $    32.10        $    23.11       $    22.51        $    30.11
                                               ----------        ----------       ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.43              0.35             0.23              0.20
Net realized and unrealized gain (loss)              4.75              8.98             0.68             (7.70)
                                               ----------        ----------       ----------        ----------
Total from investment operations                     5.18              9.33             0.91             (7.50)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.42)            (0.34)           (0.31)            (0.10)
                                               ----------        ----------       ----------        ----------
Net asset value, end of period                 $    36.86        $    32.10       $    23.11        $    22.51
                                               ==========        ==========       ==========        ==========
TOTAL RETURN (b)                                    16.16%            40.61%            4.03%           (24.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   11,059        $    9,629       $   12,712        $   13,505
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.70%             0.70%            0.70%             0.70% (c)
Ratio of net expenses to average net assets          0.70%             0.70%            0.70%             0.70% (c)
Ratio of net investment income (loss) to
     average net assets                              1.22%             1.10%            0.89%             1.30% (c)
Portfolio turnover rate (d)                            32%               23%              35%               29%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 74                    See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND II

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND (CARZ)

                                                                                                  FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE         5/9/2011 (a)
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011
                                             --------------    --------------   --------------    --------------
Net asset value, beginning of period           $    38.75        $    24.52       $    22.51        $    29.88
                                               ----------        ----------       ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.51              0.29             0.22              0.08
Net realized and unrealized gain (loss)             (0.84)            14.23             1.97             (7.40)
                                               ----------        ----------       ----------        ----------
Total from investment operations                    (0.33)            14.52             2.19             (7.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.49)            (0.29)           (0.18)            (0.05)
                                               ----------        ----------       ----------        ----------
Net asset value, end of period                 $    37.93        $    38.75       $    24.52        $    22.51
                                               ==========        ==========       ==========        ==========
TOTAL RETURN (b)                                    (0.92)%           59.44%            9.77%           (24.55)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $   64,481        $   46,504       $    4,904        $    3,376
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.70%             0.70%            0.70%             0.70% (c)
Ratio of net expenses to average net assets          0.70%             0.70%            0.70%             0.70% (c)
Ratio of net investment income (loss) to
     average net assets                              1.35%             1.20%            1.04%             0.70% (c)
Portfolio turnover rate (d)                            20%               33%              17%               16%


FIRST TRUST ISE CLOUD COMPUTING INDEX FUND (SKYY)

                                                                                                  FOR THE PERIOD
                                                FOR THE           FOR THE          FOR THE         7/5/2011 (a)
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED         THROUGH
                                               9/30/2014         9/30/2013        9/30/2012         9/30/2011
                                             --------------    --------------   --------------    --------------
Net asset value, beginning of period           $    24.60        $    19.87       $    15.93        $    20.16
                                               ----------        ----------       ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         0.02              0.01            (0.01)            (0.01)
Net realized and unrealized gain (loss)              2.74              4.72             3.96             (4.22)
                                               ----------        ----------       ----------        ----------
Total from investment operations                     2.76              4.73             3.95             (4.23)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                               (0.02)            (0.00) (e)          --                --
Net realized gain                                      --                --            (0.01)               --
                                               ----------        ----------       ----------        ----------
Total distributions                                 (0.02)            (0.00) (e)       (0.01)               --
                                               ----------        ----------       ----------        ----------
Net asset value, end of period                 $    27.34        $    24.60       $    19.87        $    15.93
                                               ==========        ==========       ==========        ==========
TOTAL RETURN (b)                                    11.20%            23.82%           24.83%           (20.98)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)           $  341,751        $  122,976       $   76,488        $   51,758
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets        0.60%             0.60%            0.60%             0.60% (c)
Ratio of net expenses to average net assets          0.60%             0.60%            0.60%             0.60% (c)
Ratio of net investment income (loss) to
     average net assets                              0.10%             0.05%           (0.14)%           (0.31)% (c)
Portfolio turnover rate (d)                            12%               22%              28%                1%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.



                   See Notes to Financial Statements                     Page 75

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014


                                1. ORGANIZATION

First Trust Exchange-Traded Fund II (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twelve funds as follows, including the exchange on which they are listed and traded:

    First Trust STOXX(R) European Select Dividend Index Fund - (NYSE Arca,
       Inc. ("NYSE Arca") ticker "FDD")
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund -
       (NYSE Arca ticker "FFR")
    First Trust Dow Jones Global Select Dividend Index Fund - (NYSE Arca
       ticker "FGD")
    First Trust ISE Global Wind Energy Index Fund - (NYSE Arca ticker "FAN") First Trust ISE Global Engineering and Construction Index Fund - (NYSE
       Arca ticker "FLM")
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund -
       (The NASDAQ(R) Stock Market, LLC ("NASDAQ") ticker "GRID")
    First Trust ISE Global Copper Index Fund - (NASDAQ ticker "CU")
    First Trust ISE Global Platinum Index Fund - (NASDAQ ticker "PLTM")
    First Trust BICK Index Fund - (NASDAQ ticker "BICK")
    First Trust NASDAQ CEA Smartphone Index Fund - (NASDAQ ticker "FONE") First Trust NASDAQ Global Auto Index Fund - (NASDAQ ticker "CARZ")
    First Trust ISE Cloud Computing Index Fund - (NASDAQ ticker "SKYY")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                      INDEX
First Trust STOXX(R) European Select Dividend Index Fund                  STOXX(R) Europe Select Dividend 30 Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund     FTSE EPRA/NAREIT Developed Index
First Trust Dow Jones Global Select Dividend Index Fund                   Dow Jones Global Select Dividend Index(SM)
First Trust ISE Global Wind Energy Index Fund                             ISE Global Wind Energy(TM) Index
First Trust ISE Global Engineering and Construction Index Fund            ISE Global Engineering and Construction(TM) Index
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund  NASDAQ OMX(R) Clean Edge(R) Smart Grid
                                                                          Infrastructure Index(SM)
First Trust ISE Global Copper Index Fund                                  ISE Global Copper(TM) Index
First Trust ISE Global Platinum Index Fund                                ISE Global Platinum(TM) Index
First Trust BICK Index Fund                                               ISE BICK(TM) Index
First Trust NASDAQ CEA Smartphone Index Fund                              NASDAQ OMX CEA Smartphone Index(SM)
First Trust NASDAQ Global Auto Index Fund                                 NASDAQ OMX Global Auto Index(SM)
First Trust ISE Cloud Computing Index Fund                                ISE Cloud Computing(TM) Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014


market value prices and are either obtained from a third party pricing service or are determined by First Trust Advisors L.P.'s ("First Trust" or the "Advisor") Pricing Committee in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. All securities and other assets of each Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are fair valued at cost.

      Short-term investments that mature in less than 60 days when purchased are fair valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of a Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by a relevant index may adversely affect the Fund's ability to track the index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of September 30, 2014, is included with each Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. Foreign Currency

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

D. Offsetting on the Statements of Assets and Liabilities

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years.

The Funds adopted the disclosure requirement on netting for the current reporting period. This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statements of Assets and Liabilities.


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--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

E. Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the year ended September 30, 2014, were received as collateral for lending securities.

F. Securities Lending

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At September 30, 2014, only FLM and GRID have securities in the securities lending program. During the year ended September 30, 2014, FLM, GRID, FONE and CARZ participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

G. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

The tax character of distributions paid by each Fund during the year ended September 30, 2014 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      5,813,996  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  2,813,427              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               22,845,557              --              --
First Trust ISE Global Wind Energy Index Fund                                          1,163,700              --              --
First Trust ISE Global Engineering and Construction Index Fund                           371,592              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 214,306              --              --
First Trust ISE Global Copper Index Fund                                                 521,850              --          61,191
First Trust ISE Global Platinum Index Fund                                               245,350              --              --
First Trust BICK Index Fund                                                              293,611              --              --
First Trust NASDAQ CEA Smartphone Index Fund                                             125,341              --              --
First Trust NASDAQ Global Auto Index Fund                                                734,741              --              --
First Trust ISE Cloud Computing Index Fund                                               193,005              --              --

The tax character of distributions paid by each Fund during the year ended September 30, 2013 was as follows:

                                                                                 Distributions    Distributions   Distributions
                                                                                   paid from        paid from       paid from
                                                                                    Ordinary         Capital        Return of
                                                                                     Income           Gains          Capital
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $      1,669,212  $           --  $           --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  4,593,163              --              --
First Trust Dow Jones Global Select Dividend Index Fund                               15,554,673              --              --
First Trust ISE Global Wind Energy Index Fund                                            290,875              --              --
First Trust ISE Global Engineering and Construction Index Fund                           305,197              --              --
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 150,721              --              --
First Trust ISE Global Copper Index Fund                                                 978,626              --              --
First Trust ISE Global Platinum Index Fund                                                24,315              --              --
First Trust BICK Index Fund                                                              456,300              --              --
First Trust NASDAQ CEA Smartphone Index Fund                                             123,106              --              --
First Trust NASDAQ Global Auto Index Fund                                                139,330              --              --
First Trust ISE Cloud Computing Index Fund                                                12,480              --              --

As of September 30, 2014, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                                   Accumulated         Net
                                                                                 Undistributed     Capital and      Unrealized
                                                                                    Ordinary          Other        Appreciation
                                                                                     Income        Gain (Loss)    (Depreciation)
                                                                                ----------------  --------------  --------------
First Trust STOXX(R) European Select Dividend Index Fund                        $             --  $  (11,478,728) $   (1,556,583)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                         --      (1,095,550)     12,368,081
First Trust Dow Jones Global Select Dividend Index Fund                                1,422,927      (5,509,247)     21,079,098
First Trust ISE Global Wind Energy Index Fund                                            180,796     (60,810,054)     (1,641,120)
First Trust ISE Global Engineering and Construction Index Fund                             4,654      (4,602,727)     (1,320,201)
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                   4,933      (3,387,208)        863,440
First Trust ISE Global Copper Index Fund                                                      --     (38,352,525)    (12,363,091)
First Trust ISE Global Platinum Index Fund                                               124,929      (8,816,569)     (4,142,271)
First Trust BICK Index Fund                                                               39,401      (9,347,183)     (1,283,722)
First Trust NASDAQ CEA Smartphone Index Fund                                               8,004      (1,644,540)      1,847,151
First Trust NASDAQ Global Auto Index Fund                                                147,765        (328,992)      2,843,157
First Trust ISE Cloud Computing Index Fund                                                 7,076      (1,699,054)     22,900,099

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

H. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of September 30, 2014, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2014, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                             Capital Loss  Capital Loss   Capital Loss  Capital Loss                    Total
                                              Available      Available     Available     Available        Post         Capital
                                               through        through       through       through      Enactment -       Loss
                                              9/30/2016      9/30/2017     9/30/2018     9/30/2019    No Expiration   Available
                                             ------------  -------------  ------------  ------------  -------------  ------------
First Trust STOXX(R) European Select
   Dividend Index Fund                       $         --  $   5,960,236  $  4,853,444  $    161,155  $     503,893  $ 11,478,728
First Trust FTSE EPRA/NAREIT Developed
   Markets Real Estate Index Fund                      --         68,465       744,825         1,838        280,422     1,095,550
First Trust Dow Jones Global Select
   Dividend Index Fund                            131,352        208,741     1,274,694       323,583      3,570,877     5,509,247
First Trust ISE Global Wind Energy
   Index Fund                                     174,186         30,175     8,357,650     9,549,964     42,698,079    60,810,054
First Trust ISE Global Engineering and
   Construction Index Fund                             --          1,914            --       615,538      3,985,275     4,602,727
First Trust NASDAQ(R) Clean Edge(R)
   Smart Grid Infrastructure Index Fund                --             --       928,889            --      2,458,319     3,387,208
First Trust ISE Global Copper Index Fund               --             --        74,393            --     38,278,132    38,352,525
First Trust ISE Global Platinum Index Fund             --             --       344,523            --      8,472,046     8,816,569
First Trust BICK Index Fund                            --             --            --            --      9,347,183     9,347,183
First Trust NASDAQ CEA Smartphone
   Index Fund                                          --             --            --            --      1,644,540     1,644,540
First Trust NASDAQ Global Auto Index Fund              --             --            --            --        328,992       328,992
First Trust ISE Cloud Computing Index Fund             --             --            --            --      1,699,054     1,699,054

During the taxable year ended September 30, 2014, the following Funds utilized capital loss carryforwards in the following amounts:


                                                                          Capital Loss Carryforward Utilized
                                                                          ----------------------------------
First Trust STOXX(R) European Select Dividend Index Fund                              $ 259,233
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   261,107
First Trust Dow Jones Global Select Dividend Index Fund                                  12,266
First Trust ISE Global Wind Energy Index Fund                                         1,261,121
First Trust ISE Global Engineering and  Construction Index Fund                         113,918
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                515,380
First Trust BICK Index Fund                                                             152,864
First Trust NASDAQ CEA Smartphone Index Fund                                            367,154
First Trust ISE Cloud Computing Index Fund                                                5,927

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended September 30, 2014, the adjustments for each Fund were as follows:

                                                                                                   Accumulated
                                                                                 Accumulated       Net Realized
                                                                                Net Investment     Gain (Loss)       Paid-in
                                                                                Income (Loss)     on Investments     Capital
                                                                               ----------------  ----------------  ------------
First Trust STOXX(R) European Select Dividend Index Fund                       $        (54,261) $         77,464  $    (23,203)
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   451,000        (1,326,621)      875,621
First Trust Dow Jones Global Select Dividend Index Fund                               1,880,197        (6,127,356)    4,247,159
First Trust ISE Global Wind Energy Index Fund                                             2,122        (8,005,657)    8,003,535
First Trust ISE Global Engineering and Construction Index Fund                           68,869        (1,481,533)    1,412,664
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                 (1,669)         (489,799)      491,468
First Trust ISE Global Copper Index Fund                                                 31,469           227,202      (258,671)
First Trust ISE Global Platinum Index Fund                                              174,855           (89,984)      (84,871)
First Trust BICK Index Fund                                                              75,973           (62,322)      (13,651)
First Trust NASDAQ CEA Smartphone Index Fund                                             (1,388)            1,388            --
First Trust NASDAQ Global Auto Index Fund                                                 2,743        (1,382,198)    1,379,455
First Trust ISE Cloud Computing Index Fund                                                  443        (9,190,571)    9,190,128

I. Expenses

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust ISE Cloud Computing Index Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

The Advisor has entered into licensing agreements with each of the following "Licensors" for the respective Funds:


FUND                                                                            LICENSOR
First Trust STOXX(R) European Select Dividend Index Fund                        STOXX Limited First
Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                 FTSE International Limited
First Trust Dow Jones Global Select Dividend Index Fund                         Dow Jones & Company, Inc.
First Trust ISE Global Wind Energy Index Fund                                   International Securities Exchange, LLC
First Trust ISE Global Engineering and Construction Index Fund                  International Securities Exchange, LLC
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund        The NASDAQ OMX Group, Inc.
First Trust ISE Global Copper Index Fund                                        International Securities Exchange, LLC
First Trust ISE Global Platinum Index Fund                                      International Securities Exchange, LLC
First Trust BICK Index Fund                                                     International Securities Exchange, LLC
First Trust NASDAQ CEA Smartphone Index Fund                                    The NASDAQ OMX Group, Inc.
First Trust NASDAQ Global Auto Index Fund                                       The NASDAQ OMX Group, Inc.
First Trust ISE Cloud Computing Index Fund                                      International Securities Exchange, LLC

The respective license agreements allow for the use of each Fund's respective index and of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreements. The licensing fees paid by those Funds which are required to pay licensing fees are shown on the Statements of Operations.

J. Accounting Pronouncement

In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. A repurchase-to-maturity transaction is one where the repurchase agreement settles at the same time as the maturity of the transferred financial asset. These transactions, unlike other repurchase agreements, were accounted for as sales and purchases instead of being treated as secured borrowings. This ASU changes that accounting practice and treats all repurchase agreements as secured borrowings. The ASU additionally requires two new disclosures which are intended to: a) disclose information on transferred assets accounted for as sales in transactions that are economically similar to repurchase agreements, and b) provide increased transparency about the types of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings.

The ASU impacts all entities that enter into repurchase-to-maturity transactions, entities that account for these transactions as a sale and a purchase, and entities that engage in repurchase agreements and securities lending transactions.


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

The ASU is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the following Unitary Fee Funds, First Trust is paid an annual unitary management fee at the specified rate of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expense, taxes, interest, and extraordinary expenses.


                                                               % of Daily
                                                               Net Assets
                                                              ------------
First Trust ISE Global Copper Index Fund                         0.70%
First Trust ISE Global Platinum Index Fund                       0.70%
First Trust BICK Index Fund                                      0.64%
First Trust NASDAQ CEA Smartphone Index Fund                     0.70%
First Trust NASDAQ Global Auto Index Fund                        0.70%
First Trust ISE Cloud Computing Index Fund                       0.60%

For the First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund (such Funds, the "Expense Cap Funds"), First Trust is paid an annual management fee of 0.40% of such Fund's average daily net assets. For the Expense Cap Funds, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed the following amount as a percentage of average daily net assets per year (the "Expense Cap") at least through January 31, 2016.

                                                                              Expense Cap
                                                                              ------------
First Trust STOXX(R) European Select Dividend Index Fund                         0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund            0.60%
First Trust Dow Jones Global Select Dividend Index Fund                          0.60%
First Trust ISE Global Wind Energy Index Fund                                    0.60%
First Trust ISE Global Engineering and Construction Index Fund                   0.70%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund         0.70%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

The advisory fee waivers and expense reimbursements for the year ended September 30, 2014 and the fees waived or expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                               Expenses Borne by Advisor Subject to Recovery
                                                                            ----------------------------------------------------
                                                  Advisory      Expense
                                                    Fee          Reim-       Year Ended    Year Ended     Year Ended
                                                  Waivers      bursements    9/30/2012      9/30/2013      9/30/2014     Total
                                                ------------  ------------  ------------  -------------  -------------  --------
First Trust STOXX(R) European
    Select Dividend Index Fund                  $     42,359  $         --  $    113,312  $     100,869  $      42,359  $256,540
First Trust FTSE EPRA/NAREIT Developed
     Markets Real Estate Index Fund                  118,485            --       109,938         86,139        118,485   314,562
First Trust Dow Jones Global
     Select Dividend Index Fund                           --            --        54,497         35,045             --    89,542
First Trust ISE Global Wind
     Energy Index Fund                                94,990            --        17,370         64,592         94,990   176,952
First Trust ISE Global Engineering
     and Construction Index Fund                      37,787            --         4,508         32,237         37,787    74,532
First Trust NASDAQ(R) Clean Edge(R) Smart
     Grid Infrastructure Index Fund                   37,559            --        12,659         50,638         37,559   100,856

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2014, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                                 Purchases              Sales
                                                                              ---------------      ---------------
First Trust STOXX(R) European Select Dividend Index Fund                      $    37,882,581      $    37,853,399
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              12,853,272           12,197,966
First Trust Dow Jones Global Select Dividend Index Fund                           166,852,230          162,557,470
First Trust ISE Global Wind Energy Index Fund                                      23,728,382           22,358,892
First Trust ISE Global Engineering and Construction Index Fund                      8,866,952            8,893,045
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund            4,697,123            4,707,987
First Trust ISE Global Copper Index Fund                                            8,638,303            9,963,953
First Trust ISE Global Platinum Index Fund                                          4,910,859            5,472,379
First Trust BICK Index Fund                                                        23,305,183           24,263,925
First Trust NASDAQ CEA Smartphone Index Fund                                        3,412,150            3,399,584
First Trust NASDAQ Global Auto Index Fund                                          13,896,646           11,378,527
First Trust ISE Cloud Computing Index Fund                                         28,990,559           29,646,413

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014

For the year ended September 30, 2014, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                                 Purchases              Sales
                                                                              ---------------      ---------------
First Trust STOXX(R) European Select Dividend Index Fund                      $   112,863,479      $            --
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              10,636,535            3,943,191
First Trust Dow Jones Global Select Dividend Index Fund                           221,529,230           30,049,143
First Trust ISE Global Wind Energy Index Fund                                      43,257,528           27,681,178
First Trust ISE Global Engineering and Construction Index Fund                      7,408,659            7,719,272
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund            3,661,753            1,874,536
First Trust ISE Global Copper Index Fund                                            1,286,672            6,691,257
First Trust ISE Global Platinum Index Fund                                          4,730,896            3,840,929
First Trust BICK Index Fund                                                                --            1,461,656
First Trust NASDAQ CEA Smartphone Index Fund                                               --                   --
First Trust NASDAQ Global Auto Index Fund                                          20,762,841            3,565,225
First Trust ISE Cloud Computing Index Fund                                        222,463,486           20,775,075


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of a Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as each Fund's portfolio is adjusted to conform to changes in the composition of its corresponding index. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request a cash redemption in lieu of securities; however, each Fund may, in its discretion, reject any such request.

The standard Creation Transaction Fees and the Redemption Transaction Fees are as follows:

                                                                                 Creation            Redemption
                                                                                Transaction          Transaction
                                                                                   Fees                 Fees
                                                                              ---------------      ---------------
First Trust STOXX(R) European Select Dividend Index Fund                      $           500      $           500
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                   4,000                4,000
First Trust Dow Jones Global Select Dividend Index Fund                                 1,000                1,000
First Trust ISE Global Wind Energy Index Fund                                           1,000                1,000
First Trust ISE Global Engineering and Construction Index Fund                          1,000                1,000
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                  500                  500
First Trust ISE Global Copper Index Fund                                                  500                  500
First Trust ISE Global Platinum Index Fund                                                500                  500
First Trust BICK Index Fund                                                             2,500                2,500
First Trust NASDAQ CEA Smartphone Index Fund                                            1,000                1,000
First Trust NASDAQ Global Auto Index Fund                                               1,000                1,000
First Trust ISE Cloud Computing Index Fund                                                500                  500

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                               SEPTEMBER 30, 2014


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2016.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined there was the following subsequent event:

On November 5, 2014, First Trust International IPO ETF, an additional series of the Trust, began trading under the ticker symbol "FPXI" on NASDAQ.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED FUND
II:

We have audited the accompanying statements of assets and liabilities of First Trust STOXX(R) European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust ISE Global Wind Energy Index Fund, First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Copper Index Fund, First Trust ISE Global Platinum Index Fund, First Trust BICK Index Fund, First Trust NASDAQ CEA Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund, and First Trust ISE Cloud Computing Index Fund (collectively, the "Funds"), each a series of the First Trust Exchange-Traded Fund II (the "Trust"), including the portfolios of investments, as of September 30, 2014, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the Trust's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds listed above included in the First Trust Exchange-Traded Fund II as of September 30, 2014, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 21, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891;

(2) on the Funds' website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended September 30, 2014, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                                        Dividends Received Deduction
                                                                                        ----------------------------
First Trust STOXX(R) European Select Dividend Index Fund                                            0.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                               0.00%
First Trust Dow Jones Global Select Dividend Index Fund                                            16.20%
First Trust ISE Global Wind Energy Index Fund                                                      21.78%
First Trust ISE Global Engineering and Construction Index Fund                                      8.37%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                           28.10%
First Trust ISE Global Copper Index Fund                                                           20.84%
First Trust ISE Global Platinum Index Fund                                                          0.00%
First Trust BICK Index Fund                                                                         0.00%
First Trust NASDAQ CEA Smartphone Index Fund                                                       29.49%
First Trust NASDAQ Global Auto Index Fund                                                          31.04%
First Trust ISE Cloud Computing Index Fund                                                        100.00%

For the taxable year ended September 30, 2014, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                                          Qualified Dividend Income
                                                                                        ----------------------------
First Trust STOXX(R) European Select Dividend Index Fund                                          100.00%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                              16.37%
First Trust Dow Jones Global Select Dividend Index Fund                                           100.00%
First Trust ISE Global Wind Energy Index Fund                                                     100.00%
First Trust ISE Global Engineering and Construction Index Fund                                    100.00%
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                          100.00%
First Trust ISE Global Copper Index Fund                                                          100.00%
First Trust ISE Global Platinum Index Fund                                                         80.60%
First Trust BICK Index Fund                                                                       100.00%
First Trust NASDAQ CEA Smartphone Index Fund                                                      100.00%
First Trust NASDAQ Global Auto Index Fund                                                         100.00%
First Trust ISE Cloud Computing Index Fund                                                        100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

The following Funds meet the requirements of Section 853 of the Internal Revenue Code and elects to pass through to its shareholders credit for foreign taxes paid. The total amounts of income received by the Funds from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

                                                                               Gross Foreign Income         Foreign Taxes Paid
                                                                               --------------------        --------------------
                                                                               Amount      Per Share        Amount    Per Share
                                                                             ------------------------     ----------------------
First Trust STOXX(R) European Select Dividend Index Fund                     $ 6,863,686    $    0.55     $ 365,576    $    0.03
First Trust Dow Jones Global Select Dividend Index Fund                       23,518,636         1.11     2,015,406         0.10
First Trust ISE Global Wind Energy Index Fund                                  1,674,659         0.22       178,105         0.02
First Trust ISE Global Engineering and Construction Index Fund                   349,989         1.00        35,647         0.10
First Trust ISE Global Copper Index Fund                                         681,463         0.55        56,653         0.05
First Trust ISE Global Platinum Index Fund                                       158,832         0.17        23,006         0.02
First Trust BICK Index Fund                                                      402,030         0.57        30,672         0.04
First Trust NASDAQ CEA Smartphone Index Fund                                     164,648         0.55        19,696         0.07
First Trust NASDAQ Global Auto Index Fund                                        687,370         0.40        76,475         0.04


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND II.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on an exchange may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the shares' net asset value. Unlike shares of open-end funds, investors are generally not able to purchase shares directly from a Fund and individual shares are not redeemable. However, specified large blocks of shares called creation units can be purchased from, or redeemed to, the Fund.

ASIA RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in securities issued by companies operating in Asia and is therefore subject to certain risks associated specifically with Asia. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist, for example, between South Korea and North Korea. The Tokyo stock market, as measured by the Tokyo Stock Price Index, has been volatile. Declines in the Tokyo stock market have made the country's banks and financial institutions vulnerable. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

BRAZIL RISK. The First Trust BICK Index Fund invests in common stock and depositary receipts of companies that are domiciled in Brazil. If a holder of depositary receipts exchanges its interest in the depositary receipts for the underlying shares, it may risk losing the ability to remit foreign currency abroad and certain Brazilian tax advantages. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of its currency leading also to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Brazilian companies may also be adversely affected by high interest and unemployment rates, and are particularly sensitive to fluctuations in commodity prices.

CANADA RISK. The First Trust ISE Global Copper Index Fund invests in the securities of companies that are domiciled in Canada. The Fund is particularly sensitive to political, economic and social conditions in that country. Canada is a major producer of metals and energy-related products. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada's major industries may have a negative impact on the overall Canadian economy and the Shares of the Fund.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

CHINA RISK. The First Trust BICK Index Fund invests in H shares, depositary receipts and U.S.-listed common stock of companies that are domiciled in China, including Hong Kong. Some Chinese companies are listed on both the Hong Kong Stock Exchange with H shares and the Shanghai Stock Exchange with A shares. Price differentials between H shares and A shares of the same company may be significant. Also, price fluctuations of A shares are limited to either 5% or 10% per trading day, while no such limitations exist for H shares. Investing in securities of companies in China involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China's economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low-cost emerging economies.

CLOUD COMPUTING COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund invests in securities of companies engaged in the cloud computing industry, including companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. Also, the business models employed by the companies in the cloud computing industry may not prove to be successful.

CONCENTRATION RISK. Each Fund will be concentrated in the securities of a given industry if the Fund's corresponding index is concentrated in such individual industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than less controlled funds.

CONSUMER DISCRETIONARY COMPANIES RISK. The First Trust NASDAQ Global Auto Index Fund invests in consumer discretionary companies, which manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Furthermore, the automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. The industry can be significantly affected by labor relations and fluctuating component prices. While most of the major automotive manufacturers are large, financially strong companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

COPPER RISK. The First Trust ISE Global Copper Index Fund may be adversely affected by a decrease in the worldwide demand and price of copper. Various factors may lead to a decreased demand and price of copper. As an industrial metal, the demand for and price of copper may be negatively impacted by a decreased level of industrial activity using copper. Other factors include the availability of substitutes such as man-made or synthetic substitutes, disruptions in the supply chain, from mining to storage to smelting or refining, adjustments to inventory, variations in production costs, including storage, labor and energy costs, costs associated with regulatory compliance, including environmental regulations and changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

COPPER MINING COMPANY RISK. The First Trust ISE Global Copper Index Fund may be significantly impacted by the risks associated with the copper mining companies including competitive pressures in the copper mining business and the price of copper. Because more than half of the world's copper production occurs in the United States, Chile, Canada, Russia and Zambia, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of copper may fluctuate substantially over short periods of time. Moreover, the index tracks companies involved in the copper mining business and not the price of copper. The securities of companies involved in the copper mining business may under- or over-perform the price of copper over the short-term or the long-term.

CURRENCY RISK. Because each Fund's NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of a Fund's holdings goes up.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

DEPOSITARY RECEIPTS RISK. Certain Funds may hold securities of certain non-U.S. companies in the form of depositary receipts. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

ENGINEERING AND CONSTRUCTION COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund invests in the securities of engineering and construction companies. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

EUROPE RISK. The First Trust STOXX(R) European Select Dividend Index Fund invests in securities issued by companies operating in Europe. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the euro, is exercised by the European Central Bank.

FINANCIAL COMPANIES RISK. The First Trust BICK Index Fund, the First Trust STOXX(R) European Select Dividend Index Fund and the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Fund invest in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

INDEX CORRELATION RISK. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

INDIA RISK. The First Trust BICK Index Fund invests in depositary receipts of companies that are domiciled in India. Investment restrictions in India may limit the ability to convert equity shares into depositary receipts and vice versa. These restrictions may cause equity shares of the underlying issuer to trade at a premium or discount to the market price of the depositary receipt. Investing in securities of Indian companies involves additional risks, including, but not limited to: greater price volatility; substantially less liquidity and significantly smaller market capitalization of securities markets; more substantial governmental involvement in the economy; higher rates of inflation; and greater political, economic and social uncertainty. Government controls have been reduced on imports and foreign investment, and privatization of domestic output has proceeded slowly. The rapid economic growth of the last few years has put heavy stress on India's infrastructural facilities. Furthermore, although the Indian government is well aware of the need for reform and is pushing ahead in this area, businesses still have to deal with an inefficient and sometimes slow-moving bureaucracy.

INDUSTRIALS COMPANIES RISK. The First Trust ISE Global Engineering and Construction Index Fund, First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, First Trust ISE Global Wind Energy Index Fund and First Trust STOXX(R) European Select Dividend Index Fund invest in the securities of companies in the industrials sector. Many companies in this sector convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in this sector are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

INFORMATION TECHNOLOGY COMPANIES RISK. The First Trust ISE Cloud Computing Index Fund and First Trust NASDAQ CEA Smartphone Index Fund invest in the securities of technology companies. Technology companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Technology company stocks, particularly those involved with the Internet, have experienced extreme price and volume fluctuations that often have been unrelated to their operating performance. Furthermore, the First Trust ISE Cloud Computing Index Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is also no guarantee that an index provider has all rights to lease intellectual property on behalf of a Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant impact on the operation of the affected Fund.

INTEREST RATE RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund is also subject to interest rate risk. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

JAPAN RISK. The First Trust ISE Global Engineering and Construction Index Fund and First Trust NASDAQ Global Auto Index Fund invest in the stock of companies operating in Japan. Because Japan's economy and equity market share a strong correlation with the U.S. markets, the Japanese economy may be affected by economic problems in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan's economy may also be affected by economic, political or social instability in those countries. Despite a strengthening in the economic relationship between Japan and China, the countries' political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japanese securities may also be subject to lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges than in the United States. Furthermore, the natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan's economy, and may continue to do so.

LIQUIDITY RISK. Whether or not the equity securities in the First Trust ISE Global Wind Energy Index Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Fund will be adversely affected if trading markets for the equity securities are limited or absent.

MARKET RISK. Each Fund's shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

MATERIAL COMPANIES RISK. The First Trust ISE Global Copper Index Fund and the First Trust ISE Global Platinum Index Fund invest in the securities of companies in the materials sector. General risks of the materials sector include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.


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ADDITIONAL INFORMATION (CONTINUED)
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                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

NON-CORRELATION RISK. Each Fund's return may not match the return of its corresponding index for a number of reasons. For example, the Funds incur operating expenses not applicable to their corresponding indexes, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of its corresponding index. In addition, each Fund's portfolio holdings may not exactly replicate the securities included in its corresponding index or the ratios between the securities included in such index.

NON-DIVERSIFICATION RISK. Each Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Funds may invest a relatively high percentage of their assets in a limited number of issuers, the Funds may be more susceptible to any single economic, political or regulatory occurrence affecting one or more of these and to the issuers, experience increased volatility and be highly concentrated in certain issues.

NON-U.S. SECURITIES RISK. Each Fund invests in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PASSIVE FOREIGN INVESTMENT COMPANY RISK. Each Fund may invest in companies that are considered to be PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, such Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. Such Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

PASSIVE INVESTMENT RISK. The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invest in securities included in or representative of its index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

PGM RISK. The First Trust ISE Global Platinum Index Fund may be adversely affected by a decrease in the worldwide demand and price of platinum group metals ("PGM"). Various factors may lead to a decreased demand and price of PGMs. An increase in the level of hedge activity of PGM-producing companies could cause a decline in world PGM prices. A significant negative change in the attitude of speculators and investors towards PGMs could cause a decline in world PGM prices. A widening of interest rate differentials between the cost of money and the cost of PGMs could also negatively affect the price of PGMs which, in turn, could negatively affect the price of the Shares. In addition, automobile components that use PGMs account for a significant percentage of the global demand for PGMs. Because of the decline in demand and reduction in sales experienced by the global automotive industry, the price of PGMs may be negatively affected. PGM companies are also subject to risks associated with the exploration, development and production of PGMs, including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs and political unrest in nations where sources of PGMs are located, particularly Russia and South Africa.

PGM MINING COMPANY RISK. The First Trust ISE Global Platinum Index Fund may be significantly impacted by the risks associated with the PGM companies including competitive pressures in the PGM mining business and the price of PGMs. Because a vast majority of the world's PGM production occurs in Russia and South Africa, the Fund's share price may be particularly sensitive to any adverse political or economic developments affecting these countries. The Fund's share price may experience volatility because the price of PGMs may fluctuate substantially over short periods of time. Moreover, the index tracks companies involved in the PGM mining business and not the price of PGMs. The securities of companies involved in the PGM mining business may under- or over-perform the price of PGMs over the short-term or the long-term.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

REAL ESTATE INVESTMENT RISK. The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund invests in companies in the real estate industry, including REITs and therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. The Fund may also be impacted by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. Because the Fund invests in REITs it is subject to certain other risks related to REIT structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self liquidation of one or more holdings, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

REPLICATION MANAGEMENT RISK. Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Therefore, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from a Fund's corresponding index.

RUSSIA RISK. Because a significant percentage of the world's PGM mining takes place in Russia, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. The Fund may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in Russia.

SECURITIES LENDING RISK. Certain Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks, and other institutions to generate additional income. Under these Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. When a dividend is paid on a security that is out on loan, the borrower receives the dividend and in turn makes a payment of the same amount to the fund. Dividends, if they constitute "qualified dividends," are taxable at the same rate as long-term capital gains. These payments made by borrowers, however, are not qualified dividends, and are taxable at higher ordinary income rates. As a result, some of the distributions received by shareholders who hold Fund shares in taxable accounts may be subject to taxation at a higher rate than if the Fund had not loaned its portfolio securities.

SMALLER COMPANIES RISK. Certain Funds may invest in small and/or mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

SMART GRID COMPANIES RISK. The First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund invests in the securities of smart grid companies. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, uncertain government regulations and input, limited ability of industrial and utility companies to quickly transform their businesses in order to implement new technologies and uncertainty of the ability of new products to penetrate established industries. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Such companies are also affected by the general business conditions within the industrial, utility, information technology and telecommunications sectors and the overall global economy.

SMARTPHONE COMPANIES RISK. The First Trust NASDAQ CEA Smartphone Index Fund invests in securities of companies in the smartphone industry. The smartphone industry is characterized by intense competition and new market entrants, which could negatively impact profit margins and overall revenues of the companies involved in the industry. Smartphone companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Smartphone companies are affected by high and continuing costs of research and development due to quickly evolving technologies. Smartphone companies are often reliant upon the relationships with third-parties, which can be unpredictable. Additionally, the smartphone industry is in the early stages of development and can be extremely volatile.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)

SOUTH AFRICA RISK. Because a significant percentage of the world's PGM mining takes place in South Africa, the First Trust ISE Global Platinum Index Fund is particularly sensitive to political and economic conditions in that country. South Africa has historically experienced acts of terrorism and strained international relations related to border disputes, historical animosities, racial tensions and other domestic concerns. These situations may cause uncertainty in the South African market and may adversely affect the performance of the South African economy.

SOUTH KOREA RISK. The First Trust BICK Index Fund invests in common stock of companies that are domiciled in South Korea. The South Korean economy is dependent on the economies of Asia and the United States as key trading partners. Reduction in spending by these economies on South Korean products and services or negative changes in any of these economies, mainly in China or Southeast Asia, may cause an adverse impact on the South Korean economy. Furthermore, South Korea's economy is also dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia's other low cost emerging economies. Also, the political tensions with North Korea could escalate and lead to further uncertainty in the political and economic climate on the Korean peninsula.

TELECOMMUNICATIONS COMPANIES RISK. The First Trust Dow Jones Global Select Dividend Index Fund invests in companies in the telecommunication sector. Telecommunication companies are subject to risks, such as: a market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete.

UNITED KINGDOM RISK. The First Trust STOXX(R) European Select Dividend Index Fund and the First Trust ISE Global Copper Index Fund invest a significant portion of their assets in companies that are domiciled in the United Kingdom, the Funds are particularly sensitive to political, economic and social conditions in that country. The Funds may be affected unfavorably by political developments, social instability, changes in government policies and other political and economic developments in the United Kingdom.

UTILITY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

WIND ENERGY COMPANIES RISK. The First Trust ISE Global Wind Energy Index Fund invests in wind energy companies. Wind energy companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations. In addition, the Fund may include companies affected by industry consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. They may also be significantly affected by overall capital spending levels, economic cycles, delays in modernization, labor relations, government regulations and e-commerce initiatives.


        NOT FDIC INSURED    NOT BANK GUARANTEED    MAY LOSE VALUE

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                                        TERM OF OFFICE                                        THE FIRST TRUST         OTHER
       NAME, ADDRESS,                   AND YEAR FIRST                                          FUND COMPLEX     TRUSTEESHIPS OR
     DATE OF BIRTH AND                    ELECTED OR            PRINCIPAL OCCUPATIONS           OVERSEEN BY       DIRECTORSHIPS
  POSITION WITH THE TRUST                 APPOINTED              DURING PAST 5 YEARS              TRUSTEE        HELD BY TRUSTEE

---------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Indefinite Term    Physician; President, Wheaton               110       None
c/o First Trust Advisors L.P.                             Orthopedics; Limited Partner,
120 E. Liberty Drive,               o  Since Inception    Gundersen Real Estate Limited
  Suite 400                                               Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o  Indefinite Term    President (March 2010 to Present), Senior   110       Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer            Investor Services,
120 E. Liberty Drive,               o  Since Inception    (May 2007 to March 2010), ADM Investor                Inc. and ADM
  Suite 400                                               Services, Inc. (Futures Commission                    Investor Services,
Wheaton, IL 60187                                         Merchant)                                             International
D.O.B.: 11/57

Robert F. Keith, Trustee            o  Indefinite Term    President (2003 to Present), Hibs           110       Director of Trust
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                 Company of
120 E. Liberty Drive,               o  Since Inception    Consulting)                                           Illinois
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Indefinite Term    President and Chief Executive Officer       110       Director of
c/o First Trust Advisors L.P.                             (June 2012 to Present), Dew Learning LLC              Covenant
120 E. Liberty Drive,               o  Since Inception    (Educational Products and Services);                  Transport Inc.
 Suite 400                                                President (June 2002 to June 2012),
Wheaton, IL 60187                                         Covenant College
D.O.B.: 03/54

---------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,         o  Indefinite Term    Chief Executive Officer (December 2010      110       None
Chairman of the Board                                     to Present), President (until December
120 E. Liberty Drive,               o  Since Inception    2010), First Trust Advisors L.P. and
  Suite 400                                               First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                         the Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)


-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                  POSITION AND              TERM OF OFFICE
     NAME, ADDRESS                  OFFICES                  AND LENGTH OF                     PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH               WITH TRUST                   SERVICE                         DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief Executive   o  Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer                                                 and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o  Since Inception      L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                               Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                   Development Company/Investment Advisor) and
                                                                                Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial      o  Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                       President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer              o  Since Inception      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief             o  Indefinite Term      General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,   Legal Officer                                           Trust Portfolios L.P.; Secretary and General
   Suite 400                                            o  Since Inception      Counsel, BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                               Investment Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                   (Investment Advisor)

Daniel J. Lindquist     Vice President                  o  Indefinite Term      Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                           Vice President (September 2005 to July 2012), First
   Suite 400                                            o  Since Inception      Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer and    o  Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   Assistant Secretary                                     and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President                  o  Indefinite Term      Senior Vice President, First Trust Advisors L. P.
120 E. Liberty Drive,                                                           and First Trust Portfolios L.P.
   Suite 400                                            o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President                  o  Indefinite Term      Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                           Vice President (August 2005 to September 2012),
   Suite 400                                            o  Since Inception      First Trust Advisors L.P.
and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 11/70


-----------------------------
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

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PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST EXCHANGE-TRADED FUND II
                         SEPTEMBER 30, 2014 (UNAUDITED)


                                 PRIVACY POLICY

First Trust values our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).


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FIRST TRUST

First Trust Exchange-Traded Fund II


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $262,500 for the fiscal year ended September 30, 2013 and $262,500 for the fiscal year ended September 30, 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $40,500 for the fiscal year ended September 30, 2013 and $39,525 for the fiscal year ended September 30, 2014. These fees were for tax return review and multi-state tax compliance.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2013 and $0 for the fiscal year ended September 30, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                     Adviser and Distributor:
           -----------                     -------------------------
             (b) 0%                                 (b) 0%
             (c) 0%                                 (c) 0%
             (d) 0%                                 (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended September 30, 2013 were $40,500 for the registrant, $3,000 for the registrant's investment adviser and $60,600 for the registrant's distributor, and for the fiscal year ended September 30, 2014 were $39,325 for the registrant, $43,500 for the registrant's investment adviser and $36,000 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)   (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
      Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)   (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Exchange-Traded Fund II
            -----------------------------------------------------

By (Signature and Title)*         /s/ Mark R. Bradley
                                  ----------------------------------------
                                  Mark R. Bradley, President and
                                  Chief Executive Officer
                                  (principal executive officer)

Date: November 20, 2014
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Mark R. Bradley
                                  ----------------------------------------
                                  Mark R. Bradley, President and
                                  Chief Executive Officer
                                  (principal executive officer)

Date: November 20, 2014
     ----------------------

By (Signature and Title)*         /s/ James M. Dykas
                                  ----------------------------------------
                                  James M. Dykas, Treasurer,
                                  Chief Financial Officer and
                                  Chief Accounting Officer
                                  (principal financial officer)

Date: November 20, 2014
     ----------------------

* Print the name and title of each signing officer under his or her signature.